UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, CA 90210
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2016 ANNUAL REPORT

SEPTEMBER 30, 2016

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
7	Fixed Income Funds Overview
14	Equity Funds Investment Adviser’s Report
16	Equity Funds Overview
19	Schedule of Investments/Consolidated Schedule of Investments
114	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
117	Statements of Operations/Consolidated Statement of Operations
120	Statements of Changes in Net Assets/Consolidated Statement of Changes in Net Assets
124	Consolidated Statement of Cash Flows
126	Financial Highlights/Consolidated Financial Highlights
129	Notes to Financial Statements/Consolidated Notes to Financial Statements
145	Report of Independent Registered Public Accounting Firm
146	Trustees and Officers
149	Notice to Shareholders
150	Disclosure of Fund Expenses
153	Board Approval of Advisory and Sub-Advisory Agreements
160	Shareholder Voting Proxy Results

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2016

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2016. Heading towards the end of the calendar year, risk assets have delivered a wide range of performance outcomes, though mostly positive. The U.S. economy remains on a modest, but solid growth path and appears largely insulated from the direct effects of the slowdown in global growth. The impact of the United Kingdom’s vote to leave the European Union (the “E.U.”) (“Brexit”) is likely to have relatively a small direct impact on the U.S. economy. U.S. economic indicators have improved recently, confirming our view that underlying domestic demand remains solid. We believe there is little evidence to support fears of a major global downturn. China continues to face challenges, but we believe its economy is not collapsing and data from other major economies, while slow, have generally been positive. Geopolitical events, Federal Reserve (“Fed”) tightening, the U.S. presidential election, and uncertainty over global growth may result in heightened volatility and depressed yield levels, but we expect solid returns for U.S. stock investors over the next 12 months.

Within fixed income markets, credit quality positioning was of key importance throughout the year, particularly during the most recent quarter. Energy companies were under significant pressure, as $40 - $50 oil (per barrel) dramatically changed profitability projections across the sector. However, these companies seemed to learn to live within this span and defaults in the high yield and low yield space did not spike dramatically (however, the environment is still very challenging, depending on company level leverage). After quickly shaking off a brief bout of volatility spurred by the U.K.’s vote to exit the E.U. at the end of June, corporate credit spreads resumed their tightening trend over the third quarter (“Q3”). As volatility subsided, the flight to safety abated, leading to a slight upward shift in interest rates for U.S. Treasury bonds. Global central banks have maintained their exceptionally easy monetary policies; however, the Bank of Japan has changed its focus to managing the shape of the yield curve from managing short-term interest rates and quantitative easing. Shaking off Brexit-induced volatility, corporate credit spreads tightened in Q3. The fixed-income markets performed exceptionally well in the first half of 2016 as the combination of declining interest rates and tightening credit spreads lifted bond prices and generated returns well in excess of the amount of yield carry that bonds would have otherwise generated.

Fed officials have shifted from a defensive stance in the wake of the Brexit vote, to one of cautious optimism. However, the Fed will likely want to see more data before it is willing to commit to another rate hike. Expectations are growing, however, with the Fed funds futures market now pricing in about a 50-75% chance of a rate hike in December. City National Rochdale’s proprietary Multi-Factor Bond Market Model continues to find opportunistic fixed income relatively attractive. The collapse in energy prices is creating significant stress among energy borrowers, but other industries remain relatively healthy. As long as default rates remain low (a reasonable assumption given our gross domestic product (GDP) forecast), below investment-grade debt looks attractive.

U.S. stocks continued their march higher in the third quarter. Stocks continued to climb over the summer as worries over higher rates, emerging markets, and commodities mostly faded. Investors were still trying to make sense of the Brexit vote as the quarter began, but that quickly fell into the background as the market was generally docile for most of the summer. The quiet was driven by a few factors. First, U.S. economic data was strong enough to not cause worry about a recession, but not so strong that the Fed would be forced to raise rates. Secondly, fears around China and other emerging markets that had been center stage earlier in the year eased. And finally, even though oil prices did bounce around, they remained much higher than the levels seen at the start of the year. Volatility picked up again toward the end of the quarter as the market reassessed the prospect of a rate increase and concerns over the health of Deutsche Bank kept surfacing. As the fourth quarter (“Q4”) gets started those concerns will likely remain in focus.

Fundamentals still supportive of equities include:

●	Corporate earnings growth is expected to improve modestly through 2017 as global headwinds of lower energy prices and the stronger dollar slowly fade.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

●	Market valuations are in line with long term averages and do not appear excessive, though further multiple expansion is unlikely given larger downside risks.

Coming into 2016, we expected to face choppy seas amidst a backdrop of shifting global economic currents and uncertain monetary policy developments around the world. Our unwavering focus on risk management and downside protection continues to serve us well, as capital preservation will always be of paramount importance within all of the investment strategies that we manage. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Garrett R. D’Alessandro
President and Chief Executive Officer
City National Rochdale Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. The index is a market value weighted performance benchmark.

Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Bloomberg Barclays High Yield Municipal Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

Citigroup High Yield Market Capped Index is a US Dollar-denominated index which measures the performance of high-yield debt issued by corporations domiciled in the US or Canada. Recognized as a broad measure of the North American high-yield market amongst all Citi’s fixed income indices, it includes cash-pay and deferred-interest securities. All the bonds are publically placed, have a fixed coupon, and are non-convertible. Bonds issued under Rule 144A are included in their unregistered form.

Bloomberg Barclays Intermediate U.S. Government/Credit Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years. The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the fund’s performance.

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

Bloomberg Barclays Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2016
Fixed Income Funds

Government Bond Fund – CNBIX

The Servicing Class Shares of the Fund posted a return of -0.20% for Q3, which slightly underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index’s -0.17% return. Calendar year to date, as of September 30, 2016, the Fund is lagging the benchmark’s return of 2.18% by 62 basis points with a return of 1.56%. For the fiscal year ended September 30, 2016, the Servicing Class Shares of the Fund have returned 0.84% and the benchmark has delivered a return of 1.52%.

As of the most recent quarter, the portfolio maintained its short duration positioning relative to the benchmark in anticipation of an eventual rise in interest rates. This proved to be a headwind during the quarter, as longer duration assets outperformed shorter duration positions. Morningstar rankings reflect the low risk approach of the Fund’s management, as the Fund tracks the benchmark very closely. Due to its capital preservation style, consistency since inception, and the high credit quality of its holdings, we believe the Fund is an attractive investment in a conservative space.

Corporate Bond Fund – CNCIX

The Servicing Class Shares of the Fund posted a return of 0.68% for Q3, outperforming the Bloomberg Barclays 1-5 Year A3 or Higher U.S. Corporate Index’s return of 0.23%. Calendar year to date, as of September 30, 2016, the Fund is outperforming its benchmark by 0.06% (3.14% for the Fund versus 3.08% for its benchmark). For the fiscal year ended September 30, 2016, the Servicing Class Shares of the Fund have underperformed its benchmark’s return by 0.16 (2.69% for the Fund versus 2.85% for its benchmark).

As of the most recent quarter, the Fund continued to outpace its benchmark from a yield and total return perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. Sector allocation was additive to relative performance as bonds within the Industrial sector outperformed bonds within the Financial sector. Issuer selection within the Financial sector accompanied by slightly underweight duration relative to the benchmark was a performance tailwind.

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class Shares of the Fund posted a return of -0.13% for Q3, outperforming the Bloomberg Barclays Intermediate-Short California Municipal Bond Index’s return of -0.19% by 6 basis points. Calendar year to date, as of September 30, 2016, the Fund matched the benchmark’s return of 1.98%. For the fiscal year ended September 30, 2016, the Servicing Class Shares of the Fund returned 2.48%, lagging the benchmark’s return of 2.53% by 5 basis points.

Yield curve positioning during the third quarter was the driver of outperformance. As short-term yields moved higher we added daily and weekly notes to the Fund portfolio. In addition, the Fund maintained its barbell structure enhancing the returns year to date and over the fiscal year. With short-term rates rising and long term rates shifting downward, the flattening of the yield curve provided a boost to the Fund’s performance. The Fund’s underweight to California General Obligation bonds was additive to performance during the last quarter as the Fund’s yield spreads widened. Another underweight compared to the benchmark was pre-refunded bonds, which helped performance throughout the year. The Fund maintained a neutral duration throughout the first three quarters of the fiscal year but was slightly short compared to the benchmark throughout most of the last quarter, which added to the outperformance.

Municipal High Income Bond Fund – CNRMX

The Servicing Class Shares of the Fund posted a return of 0.22% for Q3, underperforming the Bloomberg Barclays High Yield Muni Index’s return of 1.29% by 107 basis points. Calendar year to date, as of September 30, 2016, the Fund lagged the benchmark’s return of 9.37% by 311 basis points with a return of 6.26%. For the fiscal year ended September 30, 2016, the Servicing Class Shares of the Fund returned 8.50%, lagging its benchmark’s return of 11.32% by 282 basis points.

The primary causes for underperformance versus the benchmark both on a quarterly and annual basis were the Fund’s underweights versus the benchmark in Puerto Rico bonds and in Master Settlement Agreement-backed (tobacco) bonds (“MSA-backed bonds”). During the year, the Fund had less than 5% of its assets in Puerto Rico bonds

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

versus the benchmark holding of approximately 24%, and the Fund held less than 2% during Q3. Despite worsening financial distress and a default on July 1 of Puerto Rico’s general obligation bonds, prices generally rose during the year, contributing to the Fund’s underperformance. The team does not believe that a significant holding in Puerto Rico bonds is appropriate, given the continued decline in credit quality on the island. MSA-backed bonds are a significant part of the index as well; the Fund holdings were less than 10% throughout the year and quarter, as part of the Fund’s fundamental policy of remaining diversified across different sectors and individual holdings.

High Yield Bond Fund – CHYIX

The Servicing Class Shares of the Fund posted a return of 5.29% for Q3, lagging the Citigroup High Yield Market Capped Index’s return of 5.39% by 10 basis points. Calendar year to date, as of September 30, 2016, the Fund is behind the benchmark’s return of 15.36% by 223 basis points with a return of 13.13%. For the fiscal year ended September 30, 2016, the Servicing Class Shares of the Fund returned 9.61%, underperforming its benchmark’s return of 12.46% by 285 basis points.

The Fund underperformed its benchmark in nearly all situations because of asset class exposure and risk weights. As of September 30, 2016, the Fund has 83% exposure to high yield bonds and 17% exposure to higher quality assets, such as bank loans (7%), investment grade bonds (5%), and cash (3%). The manager has upgraded the average credit quality of the overall portfolio over the course of the last year, which was intended to help insulate against elevated volatility that has punctuated credit markets over the past few years. The Fund’s approximate 7% allocation to bank loans has also been a constructive hedge against downside risk, as senior secured paper has performed relatively well during periods of market stress. When comparing attribution of returns for only the high yield bonds, the underlying performance has been in line with its benchmark. Therefore, we understand the underperformance and while it is not ideal to lag the benchmark, we are pleased with the absolute level of returns the Fund has produced.

Intermediate Fixed Income Fund – RIMCX

The Class N Shares of the Fund posted a return of 0.51% for Q3, outperforming the Bloomberg Barclays Intermediate U.S. Government/ Credit Index’s return of 0.16%. Calendar year to date, as of September 30, 2016, the Fund is underperforming its benchmark’s return of 4.24% by 17 basis points with a return of 4.07%. For the fiscal year ended September 30, 2016, the Class N Shares of the Fund returned 3.72%, outperforming its benchmark’s return of 3.52% by 20 basis points.

As of the most recent quarter, the Fund continued to outpace its benchmark from a yield and total return perspective, driven by an emphasis on investing in lower quality bonds within the investment grade universe. The significant overweight to corporate credit has been the most meaningful driver of underperformance over the last year. Corporate sector allocation was additive to relative performance as bonds within the Industrial sector outperformed bonds within the Financial sector. Issuer selection within the Financial sector accompanied by slightly underweight duration relative to the benchmark was a performance tailwind.

Fixed Income Opportunities Fund – RIMOX

The Fund posted a return of 3.95% for Q3, outperforming the Credit Suisse Leveraged Loan Index’s return of 3.10% by 85 basis points. Calendar year to date, as of September 30, 2016, the Fund is outperforming its benchmark’s return of 7.44% by 88 basis points with a return of 8.32%. For the fiscal year ended September 30, 2016, the Fund has returned 8.04%, outperforming its benchmark’s return of 5.33% by 271 basis points.

The Fund’s diversified asset class exposures have been instrumental in delivering an attractive yield profile, without assuming an inordinate amount of interest rate risk. With just over 30% of the Fund allocated to a combination of domestic and European bank loans, the strategy has been well positioned to withstand the elevated volatility experienced in credit markets. The Fund’s emerging markets high yield and U.S. high yield bond allocations have been two of the strongest performers during the year. Both of these areas outperformed the more conservative segment of bank loans.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2016
Fixed Income Funds (continued)

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Government Bond Fund’s, Corporate Bond Fund’s, California Tax Exempt Bond Fund’s, Municipal High Income Fund’s, High Yield Bond Fund’s, Intermediate Fixed Income Fund’s and Fixed Income Opportunities Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2017, but there can be no assurance that City National Rochdale, LLC will continue to waive fees. Effective January 31, 2016, City National Rochdale, LLC discontinued the voluntary fee waivers for the Municipal High Income Fund and High Yield Bond Fund.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long-term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2016
City National Rochdale Government Bond Fund

The Fund seeks to provide current income by investing primarily in securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays U.S. 1-5 Year Government Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNBIX	0.84%	0.86%	0.49%	2.36%
Institutional Class(1)^^†	CNIGX	1.09%	1.15%	0.74%	2.49%
Class N	CGBAX	0.58%	0.61%	0.24%	2.10%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	n/a	1.52%	1.41%	1.11%	2.97%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 1, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period of October 1, 2006, to February 1, 2012, is that of the Servicing Class Shares.

Top Ten Holdings
% OF PORTFOLIO
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	5.7%
U.S. Treasury Note
2.375%, 12/31/20	4.5%
U.S. Treasury STRIPS
2.234%, 11/15/21	3.8%
FNMA
2.467%, 10/09/19	3.7%
FNMA
0.875%, 02/08/18	3.7%
FNMA
3.619%, 12/01/20	3.5%
U.S. Treasury Note
2.000%, 11/30/20	3.4%
U.S. Treasury Note
2.750%, 02/28/18	3.4%
FNMA
1.625%, 11/27/18	3.4%
FNMA
1.500%, 11/30/20	3.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2016
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNCIX	2.69%	1.65%	2.30%	3.47%
Class N	CCBAX	2.39%	1.38%	2.04%	3.21%
Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	2.85%	2.32%	2.59%	3.88%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

Top Ten Holdings
% OF PORTFOLIO
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	3.3%
Total Capital International
2.875%, 02/17/22	3.3%
Stone Ridge Reinsurance Risk Premium Interval Fund	2.7%
Lowe’s
6.100%, 09/15/17	2.4%
Fifth Third Bank
2.250%, 06/14/21	2.4%
Hewlett Packard Enterprise
2.393%, 10/05/16	2.4%
Nissan Auto Lease Trust 2015-A, Ser 2015-A, Cl A3
1.400%, 06/15/18	2.3%
VW Credit, MTN
1.875%, 10/13/16	2.3%
Standard Chartered, MTN
1.700%, 04/17/18	2.3%
Daimler Finance North America
2.250%, 7/31/19	2.3%

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
AAA	4.9%
AA	10.7%
A	37.9%
BBB	40.3%
B	1.1%
NR	0.4%
Registered Investment Company	2.6%
Short-Term Investments and Other Net Assets	1.4%

(1)

Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays Intermediate-Short California Municipal Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNTIX	2.48%	2.54%	2.39%	3.18%
Class N	CCTEX	2.20%	2.26%	2.12%	2.92%
Bloomberg Barclays Intermediate-Short California Municipal Bond Index	n/a	2.53%	2.91%	2.83%	3.87%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

Top Ten Holdings*
% OF PORTFOLIO
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	2.8%
Los Angeles, Unified School District, Ser B, GO, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2.1%
University of California, Ser AT, RB Callable 11/15/20 @ 100
1.400%, 05/15/46	2.1%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB Callable 02/01/17 @ 100
1.790%, 04/01/52	2.0%
Irvine Ranch, Water District, Ser A, SAB Callable 10/03/16 @ 100
0.800%, 10/01/41	2.0%
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1.7%
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1.4%
Golden State Tobacco Securitization, Ser A, RB Callable 06/01/23 @ 100
5.000%, 06/01/30	1.4%
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1.4%
San Diego, Public Facilities Financing Authority Sewer Revenue, RB
5.000%, 05/15/25	1.3%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2016
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Bloomberg Barclays High Yield Municipal Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	8.50%	8.34%
Class N(1)	CNRNX	8.34%	8.07%
Bloomberg Barclays High Yield Municipal Index	n/a	11.32%	9.00%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

Top Ten Holdings*
% OF PORTFOLIO
California Statewide Communities Development Authority, Ser A, RB Callable 06/01/26 @ 100
5.250%, 12/01/56	1.3%
Connecticut State, Health & Educational Facility Authority, RB Callable 06/01/26 @ 100
5.000%, 12/01/45	1.2%
TSASC, Inc., Ser 1 Callable 10/19/16 @ 100
5.125%, 06/01/42	1.1%
New York State, Liberty Development, RB Callable 11/15/24 @ 100
5.000%, 11/15/44	1.1%
Massachusetts State, Ser E Callable 04/01/25 @ 100
4.000%, 04/01/42	1.1%
Colorado State, Health Facilities Authority, RB Callable 05/15/26 @ 100
4.000%, 11/15/46	1.0%
California State, GO Callable 09/01/26 @ 100
5.000%, 09/01/45	0.9%
Children's Trust Fund, Ser A, RB Callable 11/03/16 @ 12
7.256%, 05/15/50	0.8%
Golden State Tobacco Securitization, Sub-Ser B, RB Callable 06/01/17 @ 17
9.653%, 06/01/47	0.8%
Southeastern Ohio, Port Authority, Memorial Health System Project, RB Callable 12/01/22 @ 100
6.000%, 12/01/42	0.8%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2016
City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CHYIX	9.61%	4.53%	7.24%	6.88%
Institutional Class(1)^^†	CNIHX	9.88%	4.79%	7.49%	7.00%
Class N(1)	CHBAX	9.44%	4.31%	6.98%	6.59%
Citigroup High Yield Market Capped Index	n/a	12.46%	4.71%	7.79%	7.24%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 2, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period from October 1, 2006, to February 2, 2012, is that of the Servicing Class Shares.

Top Ten Holdings*
% OF PORTFOLIO
Epicor Software
9.250%, 05/21/23	2.0%
Vector Group
7.750%, 02/15/21	1.7%
Kennedy-Wilson
5.875%, 04/01/24	1.6%
Ironshore Holdings US
8.500%, 05/15/20	1.4%
HRG Group
7.875%, 07/15/19	1.3%
Sprint Communications
9.000%, 11/15/18	1.3%
AmeriGas Finance
7.000%, 05/20/22	1.2%
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23	1.2%
T-Mobile USA
6.500%, 01/15/26	1.2%
Bumble Bee Holdings
9.000%, 12/15/17	1.2%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation, by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Bloomberg Barclays Intermediate U.S. Government/Credit Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	3.72%	2.86%	3.26%	3.54%
Institutional Class(2)^	CNRIX	4.20%	3.33%	3.55%	3.68%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	n/a	3.52%	2.80%	2.45%	4.17%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)

The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2006, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)

Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of October 1, 2006, to March 28, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Top Ten Holdings
% OF PORTFOLIO
Svenska Handelsbanken, MTN
5.125%, 03/30/20	2.5%
Rio Tinto Finance USA
3.750%, 06/15/25	2.4%
FNMA
1.625%, 11/27/18	2.3%
Apple
2.450%, 08/04/26	2.2%
Stone Ridge Reinsurance Risk Premium Interval Fund	2.2%
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/26	2.1%
Bank of Nova Scotia
2.450%, 03/22/21	2.1%
Morgan Stanley, MTN
3.750%, 02/25/23	2.0%
AT&T
3.600%, 02/17/23	2.0%
HSBC Holdings
3.400%, 03/08/21	2.0%

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income by investing primarily in fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N(1)	RIMOX	8.04%	4.39%	5.99%	6.70%
Credit Suisse Leveraged Loan Index	n/a	5.33%	3.60%	5.44%	6.87%
Bloomberg Barclays U.S. Aggregate Bond Index	n/a	5.19%	4.03%	3.08%	4.48%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	n/a	12.73%	5.28%	8.34%	10.39%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period July 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

Top Ten Holdings*
% OF PORTFOLIO
EP PetroEcuador via Noble Sovereign Funding I
6.487%, 09/24/19	1.0%
Mizuho Bank Ltd.
0.950%, 12/19/16	0.9%
Gotham Funding
1.002%, 12/23/16	0.9%
Credit Bank of Moscow Via CBOM Finance
8.700%, 11/13/18	0.8%
Stone Ridge Reinsurance Risk Premium Interval Fund	0.8%
Dubai World
4.750%, 09/30/22	0.7%
AXA Equitable Life #0474
Acquired 11/04/13	0.7%
VTB Bank Via VTB Capital
6.950%, 10/17/22	0.7%
Altice Financing
7.500%, 05/15/26	0.6%
Digicel
6.000%, 04/15/21	0.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

investment adviser’s report (Unaudited)
September 30, 2016
Equity Funds

Dividend & Income Fund – RIMHX

The Fund posted a return of -2.11% for Q3, underperforming the blended benchmark’s (Dow Jones U.S. Selected Dividend Index: 60%; BofA ML Core Fixed Rate Preferred Securities Index: 25%; MSCI U.S. REIT Index: 15%) return of 0.74%. Calendar year to date, as of September 30, 2016, the Fund delivered a return of 13.07%, lagging the blended benchmark’s 13.59% return. For the fiscal year ended September 30, 2016, the Class N Shares of the Fund generated a 19.50% return, outperforming the benchmark’s return of 19.00%.

The Fund declined -35 basis points in September, essentially in-line with its benchmark, during a month in which defensive and income stocks turned in a mixed performance against a flat broader market. MLPs and Utilities were up +185 basis points and +54 basis points, respectively, while REITs and Staples were down -183 basis points and -154 basis points, respectively. At the same time, underweight preferreds were down -1.0%. Stock reactions to portfolio events, including a number of capital raisings, a buy-side acquisition, and earnings, were modestly negative during the month.

U.S. Core Equity Fund – CNRUX

The Institutional Class Shares of the Fund posted a return of 4.37% for Q3, outpacing the S&P 500 Index’s return of 3.85% by 52 basis points. Calendar year to date, as of September 30, 2016, the Fund delivered a return of 4.18%, 366 basis points under the S&P 500 Index’s return of 7.84%. For the fiscal year ended September 30, 2016, the Institutional Class Shares of the Fund returned 9.25%, versus 15.43% for the S&P 500 Index.

During the most recent quarter stock selection in Health Care and Information Technology positively contributed to returns while Energy and Retailing detracted from returns. Year to date and trailing 12-month returns have been hurt by:

1. a give back period after strong returns in calendar 2015;

2. a tilt to interest rate sensitive financial stocks as we were expecting the Fed to raise interest rates; and

3. underperformance of high quality, growth stocks, especially in the Industrials and Technology sectors, as the market has preferred stocks with higher dividend yield or a value orientation.

We are maintaining our focus on high quality, visible earnings and growth companies in our “Choppy Seas” investment thesis, in which we seek to address bouts of market volatility.

Emerging Markets Fund – RIMIX

The Fund posted returns of 6.71% for Q3, underperforming the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index returns of 9.03% and 10.51%, respectively. Calendar year to date, as of September 30, 2016, the Fund returned 8.97%, compared with 16.02% and 12.99% for the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index, respectively. For the fiscal year ended September 30, 2016, Class N Shares of the Fund outperformed its benchmarks, with a total return of 17.81%, compared to a 16.78% return for the MSCI Emerging Markets Index (net) and 16.90% for the MSCI Emerging Markets Asia Index (net).

In September, relative to the MSCI Emerging Markets Asia Index, the Fund was hurt on all parameters with selection factors driving approximately 45% of underperformance. Much of the selection underperformance was driven by two of our top three holdings, which posted negative returns for the month compared to market (+1.36%) and sector (+3.9%). Year to date, these two stocks remain among the top performers within the Fund and when compared to the broader emerging markets space. Our relatively higher percentage in Indian Information Technology services has also hurt us, following negative pre-announcements and stock specific reasons. Year to date, currency has been the biggest detractor of relative performance, accounting for 85% of the Fund’s underperformance. Sector allocation was also a detractor while stock selection continued to remain positive. The Fund’s higher level of cash also was a detractor of performance during the month (and year to date). On a country-level, being overweight in China, Philippines, India and underweight in Taiwan and South Korea hurt the Fund, while it was helped by its Malaysia holdings and to a lesser extent, Thailand holdings. From a sector perspective, Information Technology dragged down the performance, due to the underperformance of the Fund’s top three holdings

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

and exposure in Indian Information Technology services. The Fund’s Consumer Discretionary portfolio also hurt the Fund during the month.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Dividend & Income Fund’s, U.S. Core Equity Fund’s and Emerging Markets Fund’s investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be lower. The Adviser intends to continue these arrangements at least through January 31, 2017 but there can be no assurance that City National Rochdale, LLC will continue to waive fees. Effective January 31, 2016, City National Rochdale, LLC discontinued the voluntary fee waivers for the Dividend & Income Fund, U.S. Core Equity Fund and Emerging Markets Fund.

Mutual fund investing involves risk including lose of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. Emerging markets involve heightened risk related to the same factors as well as increased volatility and lower trading volume.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2016
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation, by investing primarily in income-generating securities, principally comprised of dividend-paying equity securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, Class N Shares, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	19.50%	10.47%	12.52%	7.54%
S&P 500 Index	n/a	15.43%	11.16%	16.37%	7.24%
60/25/15 Hybrid of the following 3 Indexes:	n/a	19.00%	12.66%	14.42%	6.59%
Dow Jones U.S. Select Dividend Index	n/a	22.24%	12.96%	16.46%	7.07%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	10.62%	10.48%	8.28%	3.65%
MSCI U.S. REIT Index	n/a	19.83%	14.11%	15.79%	6.22%

(1)

The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2006, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

Top Ten Holdings
% OF PORTFOLIO
B&G Foods	2.6%
Philip Morris International	2.4%
Lockheed Martin	2.4%
Dr Pepper Snapple Group	2.3%
Duke Energy	2.2%
General Mills	2.2%
Lamar Advertising, Cl A	2.2%
Johnson & Johnson	2.1%
Altria Group	2.0%
Clorox	1.9%

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

fund overview (Unaudited)
September 30, 2016
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in common stock of large and middle capitalization corporations domiciled in the United States.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	8.97%	9.63%	13.11%
Institutional Class(1)^^	CNRUX	9.25%	10.05%	13.61%
Class N(1)	CNRWX	8.63%	9.35%	12.82%
S&P 500 Index	n/a	15.43%	11.16%	14.31%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Top Ten Holdings
% OF PORTFOLIO
Visa, Cl A	3.3%
Alphabet, Cl A	3.1%
MasterCard, Cl A	2.9%
Edwards Lifesciences	2.9%
PG&E	2.8%
Honeywell International	2.8%
CVS Health	2.7%
Home Depot	2.5%
UnitedHealth Group	2.4%
NXP Semiconductors	2.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

fund overview (Unaudited)
September 30, 2016
City National Rochdale Emerging Markets Fund

The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies that are operating principally in emerging market countries.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Emerging Markets Fund, Class N shares versus the MSCI Emerging Markets Index and the MSCI Emerging Markets Asia Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Class N*(1)	RIMIX	17.81%	7.00%	11.41%
Class Y(2)†	CNRYX	17.92%	7.04%	11.43%
MSCI Emerging Markets Index (net)	n/a	16.78%	-0.56%	2.53%
MSCI Emerging Markets Asia Index (net)	n/a	16.90%	3.48%	6.03%

*	The graph is based on only Class N Shares; performance for Class Y Shares would be different due to differences in fee structures.
(1)

Shares of the predecessor to the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”) commenced operations on December 14, 2011. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period December 14, 2011, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)	Commenced operations on June 1, 2016.
†	Class Y Shares’ performance for the period from December 14, 2011 to June 1, 2016 is that of the Class N Shares.

Top Ten Holdings*
% OF PORTFOLIO
Tencent Holdings	5.5%
Sunny Optical Technology Group	4.5%
AAC Technologies Holdings	3.2%
Great Wall Motor, Cl H	2.2%
Ping An Insurance Group of China, Cl H	2.0%
Galaxy Entertainment Group	1.9%
HDFC Bank ADR	1.8%
GT Capital Holdings	1.8%
New Oriental Education & Technology Group ADR	1.8%
China Medical System Holdings	1.8%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2016
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [73.4%]
FAMC DN
0.562%, 03/23/17(A)	$40,000	$39,892
FFCB
0.547%, 10/08/16(B)	27,175	27,165
0.474%, 10/15/16(B)	50,000	49,999
0.541%, 10/18/16(B)	50,000	50,000
0.617%, 01/29/18(B)	50,000	49,997
0.572%, 06/08/18(B)	50,000	49,992
FHLB
0.613%, 10/01/16(B)	50,000	50,000
0.588%, 10/01/16(B)	50,000	50,000
0.555%, 10/16/16(B)	50,000	50,000
0.631%, 10/19/16(B)	50,000	50,000
0.560%, 10/24/16(B)	50,000	50,000
0.598%, 11/08/17(B)	50,000	50,000
0.537%, 12/01/17(B)	75,000	74,996
0.567%, 03/01/18(B)	50,000	50,000
0.627%, 03/26/18(B)	50,000	50,000
FHLB DN
0.370%, 10/05/16(A)	100,000	99,996
0.365%, 10/07/16(A)	107,450	107,443
0.341%, 10/12/16(A)	100,000	99,990
0.380%, 10/14/16(A)	50,000	49,993
0.395%, 10/21/16(A)	150,000	149,970
0.300%, 10/26/16(A)	37,184	37,176
0.350%, 10/27/16(A)	200,000	199,956
0.348%, 11/02/16(A)	51,000	50,984
0.311%, 11/04/16(A)	260,500	260,424
0.322%, 11/09/16(A)	50,000	49,983
0.344%, 11/16/16(A)	100,000	99,956
0.320%, 11/17/16(A)	100,000	99,958
0.255%, 11/18/16(A)	100,000	99,966
0.581%, 11/23/16(A)	141,649	141,561
0.340%, 11/25/16(A)	150,000	149,922
0.341%, 11/30/16(A)	156,000	155,911
0.345%, 12/02/16(A)	113,520	113,453
0.340%, 12/05/16(A)	150,000	149,908
0.350%, 12/07/16(A)	50,000	49,967
0.353%, 12/09/16(A)	93,000	92,937
0.280%, 12/13/16(A)	50,000	49,972
0.380%, 12/14/16(A)	50,000	49,961
0.330%, 12/16/16(A)	100,000	99,930
0.324%, 12/21/16(A)	50,000	49,964
0.293%, 12/28/16(A)	50,000	49,964
0.450%, 01/13/17(A)	100,000	99,870
0.466%, 01/18/17(A)	50,000	49,930
0.481%, 01/27/17(A)	50,000	49,921
0.461%, 02/01/17(A)	50,000	49,921
0.451%, 02/02/17(A)	50,000	49,923
0.451%, 02/03/17(A)	50,000	49,922
0.476%, 02/17/17(A)	65,500	65,380
0.484%, 02/24/17(A)	50,000	49,902
0.481%, 03/01/17(A)	37,683	37,607
0.483%, 03/08/17(A)	50,000	49,894
0.554%, 03/15/17(A)	48,403	48,280
0.501%, 03/22/17(A)	73,635	73,459
FHLMC
0.875%, 10/14/16	50,000	50,007
FHLMC DN
0.441%, 02/06/17(A)	50,000	49,922
FNMA
0.552%, 10/20/16(B)	50,000	49,998
1.375%, 11/15/16	35,000	35,044
0.807%, 12/20/17(B)	50,000	49,991

Total U.S. Government Agency Obligations
(Cost $4,210,257)		4,210,257

Municipal Bonds [4.1%]
California [1.1%]
ABAG Finance Authority for Nonprofit, Miramar Apartments Project, Ser A, RB, FNMA, AMT
0.840%, 10/15/16(B) (C) (D)	14,600	14,600
Anaheim, Housing Authority, Sea Wind Apartments Project, Ser C, RB, FNMA, AMT
0.870%, 10/15/16(B) (C) (D)	6,300	6,300
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.850%, 10/15/16(B) (C) (D)	8,000	8,000
Los Angeles, Community Redevelopment Agency, Hollywood and Vine Apartments Project, Ser A, RB, FNMA, AMT
0.830%, 10/15/16(B) (C) (D)	28,450	28,450

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2016
City National Rochdale Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Sacramento County, Housing Authority, Ashford Heights Apartments Project, Ser H, RB, FNMA, AMT
0.870%, 10/06/16(B) (C) (D)	$9,000	$9,000

Total California		66,350

New York [2.2%]
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC
0.860%, 10/03/16(B) (C)	13,500	13,500
New York State, Housing Development Authority, 26th Street Development Project, Ser A, RB, FHLMC, AMT
0.880%, 10/03/16(B) (C)	9,350	9,350
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.890%, 10/03/16(B) (C) (D)	18,100	18,100
New York State, Housing Finance Agency, 360 West 43rd Street Project, Ser A, RB, FNMA, AMT
0.890%, 10/03/16(B) (C) (D)	23,800	23,800
New York State, Housing Finance Agency, East 84th Street Project, Ser A, RB, FNMA, AMT
0.830%, 10/03/16(B) (C) (D)	15,000	15,000
New York State, Housing Finance Agency, Victory Housing Project, Ser 2004-A, RB, FHLMC, AMT
0.890%, 10/03/16(B) (C)	25,500	25,500
New York State, Housing Finance Agency, West 38th Street Project, Ser A, RB, FNMA, AMT
0.810%, 10/03/16(B) (C) (D)	20,000	20,000

Total New York		125,250

Texas [0.5%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.880%, 10/15/16(B) (C) (D)	13,195	13,195
Texas State, Department of Housing & Community Affairs, Idlewilde Apartments Project, RB, FNMA, AMT
0.910%, 10/15/16(B) (C) (D)	13,190	13,190

Total Texas		26,385

Washington [0.3%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.910%, 10/15/16(B) (C) (D)	16,295	16,295

Total Municipal Bonds
(Cost $234,280)		234,280

U.S. Treasury Obligations [1.7%]
U.S. Treasury Note
0.500%, 01/31/17	50,000	50,010
U.S. Treasury Bill
0.387%, 01/26/17(A)	50,000	49,937

Total U.S. Treasury Obligations
(Cost $99,947)		99,947

Repurchase Agreements [16.5%]
Barclays (E)
0.470%, dated 09/30/16, repurchased on 10/03/16, repurchase price $120,001,567 (collateralized by various U.S. Government obligations, par values ranging from $52,000 to $82,900,000, 0.875% - 3.500%, 01/15/18 to 11/15/45; with a total market value $121,462,956)	120,000	120,000
Goldman Sachs (E)
0.480%, dated 09/30/16, repurchased on 10/03/16, repurchase price $125,001,667 (collateralized by various U.S. Government obligations, par values ranging from $14,800,000 to $44,400,000, 0.000% - 1.500%, 11/25/16 to 09/30/21; with a total market value $127,500,000)	125,000	125,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2016
City National Rochdale Government Money Market Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Wells Fargo (E)
0.470%, dated 09/30/16, repurchased on 10/03/16, repurchase price $700,009,139 (collateralized by various U.S. Government obligations, par values ranging from $25,000 to $203,000,000, 2.000% - 7.000%, 03/20/19 to 09/20/46; with a total market value $711,711,645)	$700,000	$700,000

Total Repurchase Agreements
(Cost $945,000)		945,000

Short-Term Investment [4.3%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.250%**	247,808,804	247,809

Total Short-Term Investment
(Cost $247,809)		247,809

Total Investments [100.0%]
(Cost $5,737,293)		$5,737,293

Percentages are based on Net Assets of $5,735,678 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2016.
(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(C)	Put and Demand Feature — The date reported is the next reset or put date.
(D)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(E)	Tri-Party Repurchase Agreement.

ABAG — Association of Bay Area Governments

AMT — Alternative Minimum Tax (subject to)

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$4,210,257	$—	$4,210,257
Municipal Bonds	—	234,280	—	234,280
U.S. Treasury Obligations	—	99,947	—	99,947
Repurchase Agreements	—	945,000	—	945,000
Short-Term Investment	247,809	—	—	247,809
Total Investments in Securities	$247,809	$5,489,484	$—	$5,737,293

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2016
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [44.9%]
FFCB
0.722%, 09/20/19(A)	$4,900	$4,899
0.721%, 07/26/17(A)	5,000	5,012
FHLB
2.375%, 06/10/22	3,000	3,158
FHLB DN
0.466%, 10/26/16(B)	2,600	2,599
FNMA
5.000%, 02/13/17	3,180	3,232
2.467%, 10/09/19(B)	5,805	5,572
1.875%, 02/19/19	445	455
1.750%, 06/20/19	4,525	4,622
1.625%, 11/27/18	5,000	5,081
1.500%, 11/30/20	5,000	5,067
1.250%, 08/17/21	5,000	4,987
0.875%, 02/08/18	5,500	5,507
0.875%, 05/21/18	4,500	4,504
0.552%, 07/20/17(A)	4,455	4,457
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	8,517

Total U.S. Government Agency Obligations
(Cost $67,026)		67,669

U.S. Treasury Obligations [39.0%]
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/20	2,970	3,028
U.S. Treasury Notes
3.000%, 02/28/17	1,415	1,430
2.750%, 02/28/18	5,000	5,141
2.375%, 12/31/20	6,500	6,840
2.000%, 11/30/20	5,000	5,183
1.875%, 10/31/22	2,025	2,089
1.750%, 10/31/18	3,000	3,058
1.625%, 06/30/20	2,800	2,861
1.500%, 12/31/18	4,550	4,618
1.375%, 06/30/18	3,400	3,436
1.375%, 09/30/18	5,000	5,056
1.375%, 04/30/20	3,500	3,545
1.250%, 12/15/18	3,500	3,533
0.875%, 05/31/18	3,175	3,182
U.S. Treasury STRIPS
2.234%, 11/15/21(B)	6,100	5,734

Total U.S. Treasury Obligations
(Cost $57,947)		58,734

U.S. Government Mortgage-Backed Obligations [14.4%]
FHLMC, Pool G15696
3.000%, 12/01/30	2,859	3,024
FHLMC REMIC, Ser 2011-3874, Cl JA
3.000%, 04/15/25	1,600	1,628
FHLMC REMIC, Ser 2011-3877, Cl ND
3.000%, 02/15/25	517	523
FNMA, Pool 466656
3.130%, 12/01/17	4,045	4,104
FNMA, Pool AS4877
3.000%, 04/01/30	2,599	2,729
FNMA, Pool FN0004
3.619%, 12/01/20	4,865	5,237
FNMA ARM, Pool 766620
2.784%, 10/01/16(A)	129	135
FNMA REMIC, Ser 2010-123, Cl HA
2.500%, 03/25/24	1,809	1,824
FNMA REMIC, Ser 2015-93, Cl AD
2.000%, 11/25/30	2,175	2,201
GNMA, Pool 329656
8.000%, 08/15/22	4	4
GNMA, Pool 376533
7.500%, 06/15/24	1	1
GNMA, Pool 398660
7.500%, 05/15/26	1	1
GNMA, Pool 497411
6.000%, 01/15/29	4	4
GNMA, Pool 584992
7.500%, 04/15/32	26	29
GNMA ARM, Pool G2 81318
2.125%, 10/01/16(A)	184	193
GNMA ARM, Pool G2 81447
1.875%, 10/01/16(A)	37	38

Total U.S. Government Mortgage-Backed Obligations
(Cost $21,546)		21,675

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2016
City National Rochdale Government Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Municipal Bond [0.2%]
California [0.2%]
Southern California Public Power Authority, Sub-Ser B, AGM, ETM
6.930%, 05/15/17	$300	$311

Total Municipal Bond
(Cost $311)		311

Short-Term Investments [1.1%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.030%** ‡	855,309	855
SEI Daily Income Trust Government Fund, Cl A, 0.220%**	855,308	855

Total Short-Term Investments
(Cost $1,710)		1,710

Total Investments [99.6%]
(Cost $148,540)		$150,099

Percentages are based on Net Assets of $150,658 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AGM — Assured Guarantee Municipal

ARM — Adjustable Rate Mortgage

Cl — Class

DN — Discount Note

ETM — Escrowed to Maturity

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separate Trading of Registered Interest and Principal of Securities.

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$67,669	$—	$67,669
U.S. Treasury Obligations	—	58,734	—	58,734
U.S. Government Mortgage-Backed Obligations	—	21,675	—	21,675
Municipal Bond	—	311	—	311
Short-Term Investments	1,710	—	—	1,710
Total Investments in Securities	$1,710	$148,389	$—	$150,099

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2016
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [86.0%]
Auto-Med and Heavy Duty Trks [0.8%]
PACCAR Financial, MTN
1.750%, 08/14/18	$1,000	$1,011

Automotive [1.9%]
American Honda Finance, MTN
1.700%, 09/09/21	2,500	2,483

Banks [13.0%]
Bank of Nova Scotia
2.450%, 03/22/21	2,500	2,560
Barclays Bank, MTN
1.253%, 10/10/16(A)	1,950	1,940
Capital One
2.350%, 08/17/18	500	506
1.850%, 09/13/19	1,500	1,503
Fifth Third Bank
2.250%, 06/14/21	3,000	3,050
JPMorgan Chase
6.300%, 04/23/19	2,000	2,228
6.000%, 01/15/18	405	428
National Australia Bank, MTN
2.750%, 03/09/17	480	484
Nordea Bank, MTN
2.375%, 04/04/19(B)	1,000	1,018
Standard Chartered, MTN
1.700%, 04/17/18(B)	3,000	2,992

Total Banks		16,709
Broadcasting & Cable [1.2%]
CBS
4.300%, 02/15/21	1,400	1,521

Computer System Design & Services [3.2%]
Apple
2.850%, 02/23/23	1,000	1,053
Hewlett Packard Enterprise
2.393%, 10/05/16(A) (B)	3,000	3,023

Total Computer System Design & Services		4,076

Computers-Memory Devices [0.8%]
NetApp
2.000%, 12/15/17	1,000	1,002

Diagnostic Equipment [0.5%]
Danaher
1.650%, 09/15/18	700	706

Diversified Operations [1.6%]
Siemens Financial
5.750%, 10/17/16(B)	2,000	2,003

Drugs [0.8%]
AbbVie
2.500%, 05/14/20	1,000	1,020

Electric Utilities [2.6%]
American Electric Power
1.650%, 12/15/17	1,000	1,002
Commonwealth Edison
6.950%, 07/15/18	1,000	1,085
Exelon Generation
6.200%, 10/01/17	1,200	1,253

Total Electric Utilities		3,340

Financial Services [12.2%]
Daimler Finance North America
2.250%, 07/31/19(B)	2,900	2,944
Ford Motor Credit
2.551%, 10/05/18	2,000	2,029
2.375%, 01/16/18	1,000	1,008
Harley-Davidson Funding
6.800%, 06/15/18(B)	2,500	2,715
Nissan Motor Acceptance, MTN
1.950%, 09/12/17(B)	1,000	1,004

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2016
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Toyota Motor Credit, MTN
2.050%, 01/12/17	$2,000	$2,004
VW Credit, MTN
1.875%, 10/13/16	3,000	3,000
Western Union
5.930%, 10/01/16	1,000	1,000

Total Financial Services		15,704

Food, Beverage & Tobacco [3.3%]
Anheuser-Busch InBev Finance
2.017%, 11/02/16(A)	2,000	2,053
Kraft Heinz Foods
2.000%, 07/02/18	1,000	1,009
Molson Coors Brewing
1.450%, 07/15/19	1,250	1,246

Total Food, Beverage & Tobacco		4,308

Food-Confectionery [0.2%]
JM Smucker
2.500%, 03/15/20	250	256

Insurance [2.7%]
Berkshire Hathaway
2.100%, 08/14/19	2,000	2,045
Genworth Holdings
7.700%, 06/15/20	1,400	1,389

Total Insurance		3,434

Investment Banker/Broker Dealer [12.5%]
Bank of America, MTN
6.400%, 08/28/17	400	417
1.516%, 04/01/19(A)	2,600	2,616
Citigroup
2.255%, 09/01/23(A)	1,000	1,005
Credit Suisse Group Funding Guernsey
3.450%, 04/16/21(B)	1,250	1,275
Deutsche Bank, MTN
2.850%, 05/10/19	1,450	1,419
Goldman Sachs Group
2.625%, 01/31/19	500	510
HSBC Holdings
3.400%, 03/08/21	2,500	2,586
Jefferies Group
5.125%, 01/20/23	1,300	1,385
Macquarie Group
6.000%, 01/14/20(B)	2,000	2,211
Morgan Stanley, MTN
5.950%, 12/28/17	465	490
3.750%, 02/25/23	2,000	2,124

Total Investment Banker/Broker Dealer		16,038

Medical Labs and Testing Srv [1.2%]
Laboratory Corp of America Holdings
2.625%, 02/01/20	1,500	1,528

Medical-HMO [2.2%]
Aetna
2.400%, 06/15/21	1,250	1,264
UnitedHealth Group
1.625%, 03/15/19	1,500	1,509

Total Medical-HMO		2,773

Multi-line Insurance [2.1%]
MetLife
4.750%, 02/08/21	2,400	2,687

Petroleum & Fuel Products [6.3%]
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,015
Korea National Oil, MTN
2.750%, 01/23/19(B)	1,500	1,537
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,402
Total Capital International
2.875%, 02/17/22	4,000	4,195

Total Petroleum & Fuel Products		8,149

Real Estate Investment Trusts [5.2%]
American Tower
7.250%, 05/15/19	1,200	1,346
HCP
3.150%, 08/01/22	1,000	1,013
Kimco Realty
6.875%, 10/01/19	1,080	1,237
Simon Property Group
2.500%, 09/01/20	2,000	2,062
Welltower
4.700%, 09/15/17	1,000	1,030

Total Real Estate Investment Trusts		6,688

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2016
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Regional Authority [1.7%]
Province of Ontario Canada
4.400%, 04/14/20	$2,000	$2,203

Retail [4.6%]
AutoZone
4.000%, 11/15/20	1,400	1,507
Lowe’s
6.100%, 09/15/17	3,000	3,141
Walgreens Boots Alliance
3.100%, 06/01/23	1,200	1,238

Total Retail		5,886

Telephones & Telecommunications [3.9%]
America Movil
5.000%, 03/30/20	2,600	2,857
AT&T
3.600%, 02/17/23	2,000	2,108

Total Telephones & Telecommunications		4,965

Trucking & Leasing [1.5%]
Penske Truck Leasing
4.875%, 07/11/22(B)	1,100	1,228
3.750%, 05/11/17(B)	750	760

Total Trucking & Leasing		1,988

Total Corporate Bonds
(Cost $108,584)		110,478

Municipal Bonds [5.4%]
California [1.1%]
State of California, GO
6.200%, 03/01/19	1,300	1,444

Florida [3.3%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	4,130	4,207

New York [1.0%]
New York State, Urban Development, RB
2.790%, 03/15/21	1,205	1,249

Total Municipal Bonds
(Cost $6,797)		6,900

Description	Face Amount (000)/Shares	Value (000)
Asset-Backed Securities [3.9%]
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	$2,000	$2,001
Nissan Auto Lease Trust 2015-A, Ser 2015-A, Cl A3
1.400%, 06/15/18	3,000	3,005

Total Asset-Backed Securities
(Cost $4,999)		5,006

Closed-End Fund [2.6%]
Stone Ridge Reinsurance Risk Premium Interval Fund (C)	318,927	3,409

Total Closed-End Fund
(Cost $3,250)		3,409

U.S. Government Mortgage-Backed Obligation [0.0%]
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	3	3

Total U.S. Government Mortgage-Backed Obligation
(Cost $3)		3

Short-Term Investments [1.4%]
City National Rochdale Government Money Market Fund, Institutional Class, 0.030%** ‡	807,344	808
Goldman Sachs Financial Square Funds - Government Fund, 0.2936%**	1,024,306	1,024

Total Short-Term Investments
(Cost $1,832)		1,832

Total Investments [99.3%]
(Cost $125,465)		$127,628

Percentages are based on Net Assets of $128,500 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2016
City National Rochdale Corporate Bond Fund (concluded)

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $22,710 (000), representing 17.7% of the net assets of the Fund.

(C)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $3,409 (000) and represented 2.6% of net assets of the Fund.

Cl — Class

FNMA — Federal National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,478	$—	$110,478
Municipal Bonds	—	6,900	—	6,900
Asset-Backed Securities	—	5,006	—	5,006
Closed-End Fund	3,409	—	—	3,409
U.S. Government Mortgage-Backed Obligation	—	3	—	3
Short-Term Investments	1,832	—	—	1,832
Total Investments in Securities	$5,241	$122,387	$—	$127,628

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [96.6%]
California [95.1%]
Bay Area Toll Authority, Ser C, RB
Callable 10/01/18 @ 100
1.875%, 04/01/47(A)	$1,200	$1,220
Bay Area Toll Authority, Ser D, RB
Callable 10/01/19 @ 100
1.875%, 04/01/34(A)	750	764
Berkeley, Joint Powers Financing Authority, RB, BAM
Callable 06/01/26 @ 100
4.000%, 06/01/29	530	601
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
5.000%, 08/01/20	500	572
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	608
California State University, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	240	310
California State, Department of Water Resources, Ser F-3, RB
Pre-Refunded @ 100
4.375%, 05/01/18(B)	200	211
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/26	100	126
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/27	100	125
California State, GO
4.000%, 03/01/18	1,000	1,044
California State, GO
4.000%, 02/01/19	1,000	1,072
California State, GO
5.000%, 11/01/19	1,000	1,124
California State, GO
5.000%, 09/01/20	1,000	1,154
California State, GO
5.000%, 12/01/21	1,000	1,196
California State, GO
5.250%, 09/01/22	1,000	1,230
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,192
California State, GO
4.000%, 09/01/26	1,000	1,207
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,244
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	620
California State, GO
Callable 06/01/19 @ 100
3.000%, 12/01/32(A)	1,000	1,051
California State, GO
Callable 04/01/18 @ 100
5.125%, 04/01/33	1,050	1,116
California State, Health Facilities Financing Authority, Adventis Health System Project, Ser B, RB
Callable 10/03/16 @ 100
0.800%, 09/01/38(A) (C)	500	500
California State, Health Facilities Financing Authority, Catholic Healthcare, Ser A, RB
Callable 03/01/21 @ 100
5.250%, 03/01/22	265	309
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center, RB
5.000%, 08/15/17	750	777

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, City of Hope, Ser A, RB
5.000%, 11/15/17	$375	$392
California State, Health Facilities Financing Authority, Insured Marshall Medical Center, RB
Callable 11/01/24 @ 100
5.000%, 11/01/29	250	305
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser B, RB
5.000%, 07/01/43(A)	875	911
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	975	1,123
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/17	500	520
California State, Health Facilities Financing Authority, Sutter Health, Ser A, RB
5.500%, 08/15/18	125	136
California State, Kindergarten Project, Ser B-1, GO
Callable 10/03/16 @ 100
0.720%, 05/01/34(A) (C)	1,000	1,000
California State, Municipal Finance Authority, Chevron USA Recovery Zone Project, RB
Callable 11/01/16 @ 100
0.770%, 11/01/35(A)	1,000	1,000
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
4.000%, 09/01/17	500	515
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,215
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	660	707
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	593
California State, Public Works Board, Ser G, RB
Callable 09/01/23 @ 100
5.000%, 09/01/27	1,000	1,223
California State, Public Works Board, Various Capital Projects, Ser G-1, RB
Callable 10/01/19 @ 100
5.250%, 10/01/23	250	281
California State, Ser E, GO
Callable 06/01/18 @ 100
1.202%, 12/01/29(A)	1,000	999
California Statewide, Communities Development Authority, Cottage Health System, RB
Callable 11/01/24 @ 100
5.000%, 11/01/25	350	438
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	1,235	1,362
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB
Callable 02/01/17 @ 100
1.790%, 04/01/52(A)	2,000	2,003
California Statewide, Communities Development Authority, Sutter Health, Ser A, RB
5.000%, 08/15/18	220	237
Chula Vista, Elementary School District, School Building Project, Ser A, COP, AGM
5.000%, 09/01/22	1,000	1,200
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	424
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	543
Fairfield County, Redevelopment Agency, TA
4.000%, 08/01/17	2,630	2,699
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,113

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/19	$1,000	$1,108
Golden State Tobacco Securitization, Ser A, RB
Callable 06/01/23 @ 100
5.000%, 06/01/30	1,140	1,365
Hemet, Unified School District, GO, AGM
4.000%, 08/01/24	500	581
Imperial, Irrigation District Electric System Revenue, Ser B-2, RB
Callable 11/01/26 @ 100
5.000%, 11/01/28	1,000	1,286
Irvine Ranch, Water District, Ser A, SAB
Callable 10/03/16 @ 100
0.800%, 10/01/41(A) (C)	2,000	2,000
Irvine, Unified School District, SPL Tax, BAM
Callable 03/01/25 @ 100
5.000%, 09/01/30	250	305
JPM Chase Putters, Ser 2015-ZF0184, RB
0.940%, 12/01/22(A) (D) (E)	1,000	1,000
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,205
Long Beach, Harbor Revenue, Ser C, RB
4.000%, 11/15/18	500	533
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	604
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/26	500	641
Los Angeles County, Public Works Financing Authority, Ser D, RB
Callable 12/01/25 @ 100
5.000%, 12/01/28	600	755
Los Angeles, Department of Airports, Senior International Governmental, Ser C, RB
4.000%, 05/15/17	545	556
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	550	698
Los Angeles, Department of Water & Power System, Ser A, RB
5.000%, 07/01/19	500	556
Los Angeles, Department of Water & Power System, Ser C, RB
5.000%, 07/01/23	500	623
Los Angeles, Department of Water & Power, Sub-Ser A-3, RB
Callable 11/01/16 @ 100
0.760%, 07/01/35(A)	500	500
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	627
Los Angeles, Sanitation Districts Financing Authority, Sub-Ser, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	624
Los Angeles, Ser A, GO
5.000%, 09/01/21	270	322
Los Angeles, Unified School District, Election of 2005, Ser E, GO, AGM
Pre-Refunded @ 100
5.000%, 07/01/17(B)	500	515
Los Angeles, Unified School District, Headquarters Building Project, Ser A, COP
5.000%, 10/01/20	1,000	1,154
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/18	350	375
Los Angeles, Unified School District, Ser A, GO
Callable 07/01/25 @ 100
5.000%, 07/01/30	505	630
Los Angeles, Unified School District, Ser B, GO, AMBAC
Callable 07/01/17 @ 100
5.000%, 07/01/19	2,000	2,064
Merced, Irrigation District, Ser A, RB, AGM
5.000%, 10/01/20	500	574
North City, West School Facilities Financing Authority, Sub-Ser A, SPL Tax, AGM
5.000%, 09/01/20	1,000	1,144

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Northern California, Power Agency, Hydroelectric Project Number 1, Ser C, RB, AGC
Callable 07/01/18 @ 100
5.000%, 07/01/20	$500	$534
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	394
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	504
Petaluma, Joint Unified High School District, Election of 2014, Ser A, GO
4.000%, 08/01/18	595	629
Port of Oakland, Ser B, RB, NATL
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	523
Riverside County, Public Safety Communication, Ser A, COP, AMBAC
5.000%, 11/01/17	1,600	1,668
Riverside County, Transportation Commission, Ser A, RB
Callable 06/01/23 @ 100
5.250%, 06/01/28	500	625
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,000	1,181
Roseville, Finance Authority, RB
4.000%, 02/01/18	500	520
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	581
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL
Callable 10/01/17 @ 100
5.000%, 10/01/21	400	416
Sacramento, Financing Authority, EPA Building Project, Ser A, RB
4.000%, 05/01/18	850	891
San Diego, Public Facilities Financing Authority Sewer Revenue, RB
5.000%, 05/15/25	1,000	1,293
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	507
San Francisco City & County, Open Space Fund, Various Park Projects, RB, NATL
Callable 11/03/16 @ 100
3.750%, 07/01/18	500	501
San Francisco City & County, Public Utilities Commission Wastewater Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	1,000	1,282
San Francisco City & County, Public Utilities Commission Water Revenue, Ser A, RB
5.000%, 11/01/20	250	291
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	540	558
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL
Callable 11/03/16 @ 100
5.250%, 08/01/18	345	345
San Francisco, Bay Area Rapid Transit District, RB
Callable 07/01/26 @ 100
4.000%, 07/01/34	1,000	1,136
San Francisco, State Building Authority, RB
4.000%, 12/01/20	1,000	1,119
San Luis Obispo County, Financing Authority, Ser A, RB, BAM
Callable 09/01/25 @ 100
5.000%, 09/01/30	500	617
San Mateo County, Transportation Authority, Ser A, RB, NATL, ETM
5.250%, 06/01/19	755	841
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	561
Santa Clara County, Financing Authority, Lease Revenue Capital Project, Ser A, RB
5.000%, 02/01/20	500	566
Santa Cruz County, Redevelopment Agency, TA, BAM
5.000%, 09/01/19	640	711

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Santa Rosa, Wastewater Revenue, Ser A, RB
4.000%, 09/01/17	$415	$427
Southern California, Metropolitan Water District, Ser G-4, RB
Callable 07/01/19 @ 100
3.000%, 07/01/37(A)	1,000	1,048
Southern California, Public Power Authority, Linden Wind Energy Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/27	1,065	1,215
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,375	1,418
Turlock, Irrigation District, Ser A, RB
5.000%, 01/01/17	575	581
Turlock, Irrigation District, Sub-Ser, RB
5.000%, 01/01/19	200	218
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	500	624
University of California, Regents Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	605	743
University of California, Revenues Limited Project, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	571
University of California, Ser AT, RB
Callable 11/15/20 @ 100
1.400%, 05/15/46(A)	2,000	2,019
University of California, Ser G, RB
Callable 05/15/22 @ 100
5.000%, 05/15/26	500	606
Ventura County, Community College District, GO
Callable 08/01/21 @ 100
5.000%, 08/01/24	385	458

Description		Face Amount (000)/Shares		Value (000)
Ventura County, Public Financing Authority, Ser A, RB	$		$
4.000%, 11/01/18		500		533
Ventura County, Public Financing Authority, Ser A, RB
5.000%, 11/01/19		500		563
Ventura County, Public Financing Authority, Ser B, RB
5.000%, 11/01/18		500		543
Walnut, Energy Center Authority, RB
5.000%, 01/01/19		300		327

Total California				93,345

Connecticut [1.0%]
Connecticut State, Ser A, GO
Callable 10/19/16 @ 100
2.190%, 03/01/19(A)		1,000		1,000

Guam [0.5%]
Territory of Guam, Ser A, RB
5.000%, 01/01/17		500		504

Total Municipal Bonds
(Cost $92,513)				94,849

Affiliated Registered Investment Company [2.4%]
City National Rochdale Municipal High Income Fund, Cl N ‡		207,560		2,312

Total Affiliated Registered Investment Company
(Cost $2,250)				2,312

Short-Term Investment [1.4%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡		1,330,599		1,331

Total Short-Term Investment
(Cost $1,331)				1,331

Total Investments [100.4%]
(Cost $96,094)				$98,492

Percentages are based on Net Assets of $98,138 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2016
City National Rochdale California Tax Exempt Bond Fund (concluded)

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2016.

(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $1,000 (000), representing 1.0% of the net assets of the Fund.

AGC — Assured Guaranty Corporation

AGM— Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual

Cl — Class

COP— Certificate of Participation

ETM — Escrowed to Maturity

GO — General Obligation

NATL— National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB— Special Assessment Bond

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$94,849	$—	$94,849
Affiliated Registered Investment Company	2,312	—	—	2,312
Short-Term Investment	1,331	—	—	1,331
Total Investments in Securities	$3,643	$94,849	$—	$98,492

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements. 0

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.5%]
Alabama [2.6%]
Birmingham, Water Works Board, Ser A, RB
Callable 01/01/25 @ 100
5.000%, 01/01/42	$5,000	$5,872
Cullman County, Health Care Authority, Cullman Regional Medical Center Project, Ser A, RB
Callable 02/01/19 @ 100
7.000%, 02/01/36	4,315	4,682
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	4,000	4,848
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.500%, 10/01/53	4,000	5,021
Lower Alabama Gas District, Ser A, RB
5.000%, 09/01/46	5,000	6,700

Total Alabama		27,123

Alaska [0.6%]
Northern Tobacco Securitization, Ser A, RB
Callable 10/19/16 @ 100
5.000%, 06/01/46	6,000	5,872

American Samoa [0.5%]
American Samoa Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	5,000	5,178

Arizona [1.1%]
Glendale, Industrial Development Authority
4.250%, 11/15/26	500	499
Glendale, Industrial Development Authority
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	606
Glendale, Industrial Development Authority
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	1,018
Glendale, Industrial Development Authority
Callable 11/15/26 @ 100
5.250%, 11/15/51	750	758
Phoenix, Industrial Development Authority, RB
5.750%, 07/01/24(A)	1,400	1,608
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(A)	3,300	3,457
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,715
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(A)	2,015	2,102

Total Arizona		11,763

California [12.9%]
Adelanto, Public Utility Authority, Utility System Project, Ser A, RB
Callable 07/01/19 @ 100
6.750%, 07/01/39	6,500	7,354

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Educational Facilities Authority, Ser T-1
5.000%, 03/15/39	$4,500	$6,299
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,849
California State, GO
Callable 09/01/26 @ 100
5.000%, 09/01/45	8,000	9,832
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(A)	4,000	4,411
California State, Pollution Control Financing Authority, San Diego Water Project, RB
Callable 07/01/17 @ 100
5.000%, 11/21/45(A)	2,000	2,056
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	6,129
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,163
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	639
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,118
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	720	808
California Statewide Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45	3,155	2,831
California Statewide Communities Development Authority, Ser A, RB
Callable 06/01/26 @ 100
5.250%, 12/01/56(A)	11,500	13,126
El Camino Hospital District, NATL
2.386%, 08/01/28(B)	9,390	7,115
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
4.500%, 06/01/27	4,655	4,730
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.750%, 06/01/47	5,000	5,073
Golden State Tobacco Securitization, Golden State Tobacco Settlement, Ser A-1, RB
Callable 06/01/17 @ 100
5.125%, 06/01/47	7,280	7,263
Golden State Tobacco Securitization, Sub-Ser B, RB
Callable 06/01/17 @ 17
9.653%, 06/01/47(B)	75,000	8,060
Inland Empire Tobacco Securitization Authority, RB
Callable 06/01/17 @ 29
0.000%, 06/01/36(B)	25,000	6,780
Lake Elsinore, Public Financing Authority, SAB
Callable 09/01/25 @ 100
5.000%, 09/01/35	2,650	3,104
Los Angeles County, Tobacco Securitization Agency, RB
Callable 12/01/18 @ 100
5.700%, 06/01/46	3,000	3,053
M-S-R Energy Authority, Ser C, RB
7.000%, 11/01/34	2,500	3,712
Northern California Gas Authority No. 1, Ser B
1.287%, 07/01/27(C)	5,000	4,708
Palomar Pomerado Health Care District, COP
Callable 11/01/20 @ 100
6.000%, 11/01/30	3,920	4,252

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	$1,000	$1,197
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,209
San Mateo, Community Facilities District, SAB
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,120
San Mateo, Foster City School District, GO
Callable 08/01/31 @ 100
6.625%, 08/01/26(D)	6,000	5,467
Southern California, Public Power Authority, Ser A
1.977%, 11/01/38(C)	2,500	2,278
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/19/16 @ 100
5.000%, 06/01/37	3,000	3,000
Southern California, Tobacco Securitization Authority, Ser A1-SNR, RB
Callable 10/19/16 @ 100
5.125%, 06/01/46	4,000	4,000

Total California		133,736

Colorado [6.7%]
Arkansas State River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,795
Arkansas State River Power Authority, Colorado Improvement Project, RB
Callable 10/01/18 @ 100
6.000%, 10/01/40	2,925	3,057
Castle Oaks Metropolitan District No. 3, GO
Callable 12/01/20 @ 103
6.250%, 12/01/44	2,860	3,125
Castle Oaks Metropolitan District No. 3, GO
Callable 12/01/20 @ 103
5.500%, 12/01/45	2,345	2,433
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(A)	1,515	1,547
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(A)	2,655	2,711
Colorado State, Educational & Cultural Facilities Authority, Charter School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(A)	915	953
Colorado State, Educational & Cultural Facilities Authority, Charter School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(A)	1,930	2,009
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/44(A)	1,350	1,452
Colorado State, Educational & Cultural Facilities Authority, Charter School Skyview Project, RB
Callable 07/01/24 @ 100
5.500%, 07/01/49(A)	1,600	1,718
Colorado State, Health Facilities Authority
Callable 01/01/24 @ 102
5.000%, 01/01/37	1,600	1,790
Colorado State, Health Facilities Authority, RB
Callable 05/15/26 @ 100
4.000%, 11/15/46	10,000	10,795
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,172
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	4,000	5,829

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Denver City & County, United Airlines Project, Ser A, RB, AMT
Callable 10/01/17 @ 100
5.250%, 10/01/32	$1,000	$1,030
Erie Highlands Metropolitan District No. 1, GO
Callable 12/01/20 @ 103
5.750%, 12/01/45	2,000	2,056
Flatiron Meadows Metropolitan District, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	2,000	2,043
Great Western Park Metropolitan District No. 2, Ser A
Callable 12/01/21 @ 100
5.000%, 12/01/46	1,825	1,873
Green Gables Metropolitan District No. 1, Ser A, GO
Callable 12/01/21 @ 103
5.300%, 12/01/46	1,250	1,273
Lewis Pointe Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,634
Leyden Rock Metropolitan District No. 10, Ser A
Callable 12/01/21 @ 103
4.375%, 12/01/33	750	741
Leyden Rock Metropolitan District No. 10, Ser A
Callable 12/01/21 @ 103
5.000%, 12/01/45	1,250	1,271
Morgan Stanley & Co., Tender Option Bond Trust Receipts, Ser 2016-XM0203, RB
Callable 08/01/26 @ 100
9.097%, 08/01/46(A) (C) (E)	3,335	4,272
Overlook Metropolitan District, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,230	1,239
Regional Transportation District, Denver Transportation Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,144
Sierra Ridge Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,500	1,588
Southglenn Metropolitan District
Callable 12/01/21 @ 103
3.500%, 12/01/26	1,000	986
Southglenn Metropolitan District
Callable 12/01/21 @ 103
5.000%, 12/01/46	2,100	2,181
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	384
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	100	110
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	300	335
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	250	256
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	575	650
Wildgrass County, Metropolitan District, GO
Pre-Refunded @ 100
6.200%, 12/01/16(F)	1,000	1,008

Total Colorado		69,460

Connecticut [1.2%]
Connecticut State, Health & Educational Facility Authority, RB
Callable 06/01/26 @ 100
5.000%, 12/01/45	10,000	11,952

Delaware [0.7%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	6,500	7,102

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
District of Columbia [0.2%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
0.000%, 10/01/44(D)	$2,000	$2,444

Florida [5.7%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	2,500	2,834
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	1,000	1,145
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/01/19 @ 100
6.750%, 11/01/39	960	1,051
Capital Trust Agency, RB
Callable 11/03/16 @ 100
7.000%, 01/01/19(D)	815	810
Capital Trust Agency, RB
Callable 11/03/16 @ 100
5.750%, 01/01/50	945	914
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44	3,390	2,865
Capital Trust Agency, Silver Creek Street Project, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49	1,000	840
Florida State, Development Finance, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(A)	5,000	5,287
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,261
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43	1,000	1,078
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	3,120
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/35(A)	1,350	1,463
Florida State, Development Finance, Tuscan Isle Senior Living Community Project, Ser A, RB
Callable 06/01/22 @ 103
7.000%, 06/01/45(A)	3,000	3,236
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	1,000	1,195
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	4,300	4,687
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(A)	1,605	1,671
Mid-Bay Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/21(F)	5,200	6,734
Mid-Bay Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,996
Osceola County, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,527

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	$500	$607
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,448
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Callable 08/01/20 @ 100
6.000%, 08/01/45	3,000	3,375

Total Florida		59,144

Georgia [0.8%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	3,009
DeKalb County, Hospital Authority, Dekalb Medical Center Project, RB
Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,129
Greene County, Development Authority, GLEN-I, LLC Project, Ser A, RB
Callable 01/01/25 @ 100
7.250%, 01/01/46(A)	3,400	3,571
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	926

Total Georgia		8,635

Guam [0.9%]
Territory of Guam, Government Waterworks Authority, RB
Callable 07/01/20 @ 100
5.625%, 07/01/40	2,000	2,199
Territory of Guam, Ser A, GO
Pre-Refunded @ 100
7.000%, 11/15/19(F)	6,000	7,106

Total Guam		9,305

Hawaii [0.3%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Callable 11/15/19 @ 100
8.750%, 11/15/29	2,340	2,855

Illinois [8.3%]
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	5,074
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,474
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,283
Chicago, O’Hare International Airport, Ser B, RB
Callable 01/01/25 @ 100
5.000%, 01/01/33	2,500	2,967
Chicago, Refunding Project, Ser A, GO, AGM
Callable 01/01/24 @ 100
5.250%, 01/01/31	1,000	1,099
Chicago, Waterworks Revenue, RB
Callable 11/01/26 @ 100
5.000%, 11/01/29	1,000	1,194
Chicago, Waterworks Revenue, Ser A-1, RB
Callable 11/01/26 @ 100
5.000%, 11/01/28	1,000	1,199
Chicago, Waterworks Revenue, Ser A-1, RB
Callable 11/01/26 @ 100
5.000%, 11/01/30	1,025	1,222
Cook County, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/29	1,770	2,109
Cook County, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/30	1,000	1,188
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/40	4,000	4,638

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Callable 05/15/20 @ 100
8.000%, 05/15/46	$2,825	$3,269
Illinois State, Finance Authority, RB
Callable 06/01/26 @ 100
5.000%, 12/01/46	5,000	5,729
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,327
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.250%, 04/01/29	1,000	1,095
Illinois State, Finance Authority, Roosevelt University Project, RB
Callable 10/01/19 @ 100
6.500%, 04/01/39	3,445	3,807
Illinois State, Finance Authority, Ser C
Callable 02/15/27 @ 100
3.625%, 02/15/32	3,500	3,370
Illinois State, Finance Authority, Ser C
Callable 02/15/27 @ 100
3.750%, 02/15/34	3,480	3,351
Illinois State, Finance Authority, Ser C
Callable 02/15/27 @ 100
5.000%, 02/15/41	3,200	3,587
Illinois State, Finance Authority, Ser C
Callable 02/15/27 @ 100
4.000%, 02/15/41	4,500	4,465
Illinois State, Finance Authority, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,568
Illinois State, Finance Authority, Three Crowns Park Plaza Project, Ser A, RB
Callable 11/03/16 @ 100
5.875%, 02/15/38	6,750	6,758
Illinois State, Housing Development Authority, Ser A
Callable 01/01/26 @ 100
5.450%, 01/01/46	2,500	2,475
Illinois State, Housing Development Authority, Ser A
Callable 01/01/26 @ 100
5.600%, 01/01/56	2,700	2,671
Metropolitan Pier & Exposition Authority, Ser A, NATL
0.000%, 06/15/31(B)	10,000	5,645
Southern Illinois University, Ser B, RB
Callable 10/01/22 @ 100
5.000%, 04/01/26	2,105	2,228
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 11/03/16 @ 100
5.350%, 03/01/31	75	58
University of Illinois, Ser B, COP
Callable 10/01/26 @ 100
5.000%, 10/01/27	1,500	1,845
Village of Bridgeview, Cook County, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	2,165

Total Illinois		85,860

Indiana [1.2%]
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32	1,650	1,887
Carmel City, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47	3,000	3,398
Indiana State, Finance Authority, Ohio Valley Electric Corporation Project, Ser A, RB
Callable 06/01/22 @ 100
5.000%, 06/01/39	1,000	1,059
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	4,082
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,405

Total Indiana		12,831

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Iowa [0.2%]
Iowa State, Finance Authority, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	$2,000	$2,039

Kansas [0.7%]
Arkansas City, Public Building Commission, South Central Regional Medical Center, RB
Callable 09/01/19 @ 100
7.000%, 09/01/29	2,550	2,520
Wichita, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36	500	532
Wichita, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46	1,500	1,600
Wyandotte County-Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	2,000	2,063

Total Kansas		6,715

Kentucky [1.1%]
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.375%, 06/01/40	1,000	1,144
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Callable 06/01/20 @ 100
6.500%, 03/01/45	2,960	3,393
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, Ser A, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,701

Total Kentucky		11,238

Louisiana [1.3%]
Juban Crossing Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(A)	5,665	6,102
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Ser S, RB
Callable 06/01/25 @ 100
5.625%, 06/01/45	2,000	2,063
Louisiana State, Public Facilities Authority, Pellets Inc. Project, RB, AMT
7.000%, 07/01/24(A) (G)	2,000	1,155
Louisiana State, Public Facilities Authority, Pellets Inc. Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39(G)	2,000	1,155
Louisiana State, Public Facilities Authority, Pellets Inc. Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(G)	5,000	2,887

Total Louisiana		13,362

Maryland [1.1%]
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	779
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,530
Maryland State, Economic Development, RB
Callable 09/01/20 @ 100
5.750%, 09/01/25	3,000	3,060
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,337
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	830

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Westminster, Luther Village Millers Grant Inc. Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	$3,780	$4,187

Total Maryland		11,723

Massachusetts [2.5%]
Massachusetts State, Development Finance Agency, RB
Callable 07/01/26 @ 100
5.000%, 07/01/41	4,710	5,654
Massachusetts State, Development Finance Agency, RB
Callable 07/01/26 @ 100
4.000%, 07/01/41	3,165	3,467
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/43	5,000	5,797
Massachusetts State, Ser E
Callable 04/01/25 @ 100
4.000%, 04/01/42	10,000	10,948

Total Massachusetts		25,866

Michigan [2.3%]
Kent, Hospital Finance Authority, Metropolitan Hospital Project, Ser A, RB
Callable 11/03/16 @ 100
6.000%, 07/01/35	4,805	4,820
Kent, Hospital Finance Authority, Ser A, RB
Callable 11/03/16 @ 100
6.250%, 07/01/40	1,500	1,504
Michigan State, Finance Authority
Callable 02/01/20 @ 101
5.750%, 02/01/33	4,000	4,151
Michigan State, Finance Authority, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,601
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,864
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 11/03/16 @ 100
5.875%, 12/01/30	2,000	2,001
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 06/01/17 @ 100
5.125%, 06/01/22	2,885	2,881
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 06/01/18 @ 100
6.875%, 06/01/42	2,000	2,070

Total Michigan		23,892

Minnesota [0.3%]
Dakota County Community Development Agency
Callable 08/01/22 @ 100
5.000%, 08/01/46(A)	2,000	2,062
Dakota County Community Development Agency
Callable 08/01/22 @ 100
5.000%, 08/01/51(A)	1,250	1,278

Total Minnesota		3,340

Missouri [2.8%]
Blue Springs, Improvement Adams Farm Project, Ser A, SPL Tax
Callable 06/01/24 @ 100
5.250%, 06/01/39	3,400	3,497
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.000%, 03/01/26	500	498
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.625%, 03/01/33	500	497
Hanley, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
4.000%, 03/01/42	1,000	992

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(A)	$1,000	$1,013
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/46(A)	1,150	1,136
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/20 @ 100
8.250%, 05/15/45	3,000	3,369
Poplar Bluff, Ser A, SPL Tax
Callable 11/01/23 @ 100
5.125%, 11/01/35(A)	5,000	5,139
St. Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 11/03/16 @ 100
7.000%, 08/15/32	1,000	1,000
St. Louis County, Industrial Development Authority
Callable 11/15/25 @ 100
4.000%, 11/15/36	1,250	1,228
St. Louis County, Industrial Development Authority
Callable 11/15/25 @ 100
5.000%, 11/15/41	1,250	1,354
St. Louis County, Industrial Development Authority
Callable 11/15/25 @ 100
5.000%, 11/15/46	1,500	1,618
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(A)	2,000	2,066
St. Louis County, Industrial Development Authority, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(A)	3,000	3,096
St. Louis County, Lambert Airport Project, SAB
Pre-Refunded @ 105
9.000%, 11/01/16(F)	2,500	2,640

Total Missouri		29,143

Nebraska [0.7%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,152
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	6,241

Total Nebraska		7,393

Nevada [0.9%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	3,000	3,555
Las Vegas, RB
Callable 06/15/21 @ 100
4.375%, 06/15/35(A)	3,500	3,493
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	1,000	1,057
Nevada State, Department of Business & Industry, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(A)	1,595	1,688

Total Nevada		9,793

New Jersey [0.9%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	1,000	1,116
South Jersey Port, Ser S, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	750	819
Tobacco Settlement Financing, Ser 1A, RB
Callable 06/01/17 @ 100
5.000%, 06/01/41	7,500	7,212

Total New Jersey		9,147

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Mexico [0.3%]
New Mexico State, Hospital Equipment Loan Council, RB
Callable 07/01/22 @ 100
5.500%, 07/01/42	$3,110	$3,468

New York [6.5%]
JP Morgan Chase, Tender Option Bond Trust Receipts, Ser 2016-XM0195, RB
Callable 01/15/26 @ 100
9.100%, 07/15/45(C) (E)	3,335	4,245
Metropolitan Transportation Authority, Ser A-1, RB
Callable 05/15/25 @ 100
5.000%, 11/15/45	5,000	5,895
Nassau County Tobacco Settlement
Callable 11/03/16 @ 100
5.125%, 06/01/46	6,000	5,896
Nassau County, Industrial Development Agency, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	4,789	4,921
Nassau County, Industrial Development Agency, Ser C, RB
Callable 01/01/18 @ 100
2.000%, 01/01/49	1,728	251
New York State, Convention Center Development
3.246%, 11/15/48(B)	10,000	3,474
New York State, Liberty Development, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(A)	10,000	11,508
New York State, Transportation Development, RB, AMT
Callable 08/01/21 @ 100
5.000%, 08/01/26	2,500	2,770
New York State, Transportation Development, RB, AMT
Callable 08/01/21 @ 100
5.000%, 08/01/31	7,000	7,644
New York State, Transportation Development, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/41	2,000	2,267
New York State, Transportation Development, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/46	2,000	2,262
New York State, Transportation Development, RB, AMT
Callable 07/01/24 @ 100
5.250%, 01/01/50	2,000	2,291
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,155
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,147
TSASC, Inc., Ser 1
Callable 10/19/16 @ 100
5.125%, 06/01/42	12,000	11,822

Total New York		67,548

North Carolina [0.1%]
North Carolina State, Medical Care Commission, RB
Callable 09/01/24 @ 100
5.000%, 09/01/37	1,155	1,255

North Dakota [0.5%]
Burleigh County, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	3,000	2,960
Mandan, Park Facilities, Ser A, RB
Callable 09/01/24 @ 100
3.250%, 09/01/41	2,450	2,389

Total North Dakota		5,349

Ohio [2.2%]
Buckeye Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 06/01/17 @ 100
6.500%, 06/01/47	6,000	6,118
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	1,000	1,085

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	$1,000	$1,073
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	3,000	3,212
Ohio State, Air Quality Development Authority, Ser E, RB
5.625%, 10/01/19	3,350	3,661
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,990

Total Ohio		23,139

Oklahoma [2.1%]
Oklahoma County, Finance Authority, Ser A
Callable 04/01/22 @ 100
5.125%, 04/01/42	4,000	4,196
Oklahoma State, Development Finance Authority, RB
Callable 01/01/22 @ 100
6.000%, 01/01/32	2,030	2,177
Payne County, Economic Development Authority, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36	2,500	2,621
Payne County, Economic Development Authority, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46	7,250	7,679
Payne County, Economic Development Authority, RB
Callable 11/01/26 @ 100
7.000%, 11/01/51	5,250	5,569

Total Oklahoma		22,242

Oregon [0.2%]
Yamhill County, Hospital Authority, Ser S
Callable 11/15/24 @ 102
5.000%, 11/15/31	700	788
Yamhill County, Hospital Authority, Ser S
Callable 11/15/24 @ 102
5.000%, 11/15/36	130	144
Yamhill County, Hospital Authority, Ser S
Callable 11/15/24 @ 102
5.000%, 11/15/46	290	319
Yamhill County, Hospital Authority, Ser S
Callable 11/15/24 @ 102
5.000%, 11/15/51	1,120	1,230

Total Oregon		2,481

Pennsylvania [3.7%]
Beaver County, Industrial Development Authority, Ser A
4.375%, 01/01/35(C)	3,500	3,518
Beaver County, Industrial Development Authority, Ser B
4.250%, 10/01/47(C)	1,320	1,327
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB
Callable 08/15/20 @ 100
6.125%, 08/15/40	4,730	4,742
Delaware County, Industrial Development Authority, Covanta Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/43	2,500	2,563
Pennsylvania State, Economic Development Financing Authority, Ser A-RE, RB
Callable 09/01/25 @ 100
6.400%, 12/01/38	3,000	3,236
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,785
Pennsylvania State, Turnpike Commission, Sub-Ser A-1, RB
Callable 12/01/25 @ 100
5.000%, 12/01/46	5,000	5,834
Pennsylvania State, Turnpike Commission, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/17(D)	2,000	2,481

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Philadelphia, Authority for Industrial Development, RB
Callable 12/15/21 @ 100
7.625%, 12/15/41	$1,000	$1,143
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.150%, 12/15/36	2,280	2,557
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,317
Pottsville, Hospital Authority, RB
Callable 07/01/26 @ 100
5.250%, 07/01/33(A)	2,020	2,445
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Callable 07/01/24 @ 100
6.500%, 07/01/28	3,000	3,891

Total Pennsylvania		38,839

South Carolina [0.6%]
South Carolina State, Public Service Authority, Ser E, RB
Callable 12/01/23 @ 100
5.500%, 12/01/53	5,000	5,941

Tennessee [0.9%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	1,000	1,170
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Callable 07/01/20 @ 100
6.000%, 07/01/38	2,000	2,252
Shelby County, Health Educational & Housing Facilities Board, Ser A
Callable 09/01/26 @ 100
5.000%, 09/01/31	2,750	3,023
Shelby County, Health Educational & Housing Facilities Board, Ser A
Callable 09/01/26 @ 100
5.000%, 09/01/37	1,145	1,232
Shelby County, Health Educational & Housing Facilities Board, Ser A, RB
Callable 09/01/23 @ 100
5.500%, 09/01/47	1,000	1,078

Total Tennessee		8,755

Texas [9.8%]
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	427
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,443
Bexar County, Health Facilities Development, Army Retirement Residence Project, RB
Pre-Refunded @ 100
6.200%, 07/01/20(F)	3,250	3,862
Bexar County, Health Facilities Development
Callable 07/15/26 @ 100
5.000%, 07/15/41	2,000	2,266
Celina, SAB
Callable 03/01/23 @ 103
7.250%, 09/01/45	500	518
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.375%, 09/01/28	400	404
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.500%, 09/01/32	250	252
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.875%, 09/01/40	600	606

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Central Texas, Regional Mobility Authority, Sub-Ser
Callable 01/01/26 @ 100
4.000%, 01/01/41	$1,500	$1,609
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,158
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,129
Grand Parkway Transportation, Toll Revenue, Sub-Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	2,000	2,309
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/28	500	530
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
7.000%, 09/01/33	475	510
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.625%, 09/01/37	450	477
Hackberry City, Public Improvement District No. 3, SAB
Callable 09/01/19 @ 103
6.750%, 09/01/44	525	556
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,390
Houston, Higher Education Finance, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/21(F)	5,300	6,670
JP Morgan Chase, Tender Option Bond Trust Receipts, Ser 2016-XM0196, RB
9.981%, 11/15/23(A) (C) (E)	5,000	6,364
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.750%, 09/01/38	500	509
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.875%, 09/01/44	500	509
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.125%, 09/15/28	500	507
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.500%, 09/15/40	375	381
McLendon-Chishom, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.375%, 09/15/35	400	406
Mission, Economic Development, RB, AMT
Callable 10/01/18 @ 103
5.750%, 10/01/31(A)	2,000	2,132
New Hope Cultural Education Facilities Finance
Callable 11/15/24 @ 102
5.000%, 11/15/36	1,020	1,153
New Hope Cultural Education Facilities Finance
Callable 11/15/24 @ 102
5.000%, 11/15/46	1,550	1,747
New Hope Cultural Education Facilities, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	2,500	2,628
New Hope Cultural Education Facilities, RB
Callable 07/01/24 @ 102
5.000%, 07/01/46	3,150	3,286
Newark Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(A)	900	948
Newark Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(A)	1,700	1,769

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Callable 09/01/31 @ 100
7.000%, 09/01/23(D)	$5,000	$5,447
North Texas, Tollway Authority, Ser A, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	1,500	1,780
North Texas, Tollway Authority, Ser A, RB
Callable 01/01/26 @ 100
4.000%, 01/01/39	2,500	2,740
Sanger, Industrial Development Authority, Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38	4,950	4,313
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/17 @ 100
5.750%, 11/15/37	6,000	6,181
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45	4,100	4,592
Tarrant County, Cultural Education Facilities Finance, RB
Callable 05/15/17 @ 100
4.500%, 11/15/21	3,500	3,555
Tarrant County, Cultural Education Facilities Finance, Trinity Basin Preparatory Project, Ser A, RB
Pre-Refunded @ 100
7.300%, 06/01/19(F)	595	681
Texas State, Municipal Gas Acquisition & Supply I, Ser Senior D, RB
6.250%, 12/15/26	3,575	4,528
Texas State, Municipal Gas Acquisition & Supply III, RB
5.000%, 12/15/32	2,500	2,833
Texas State, Private Activity Bond Surface Transportation, LBJ Infrastructure Project, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	5,165	6,143
Texas State, Private Activity Bond Surface Transportation, NTE Mobility Project, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	6,315
Texas State, Private Activity Bond Surface Transportation, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/55	1,500	1,705

Total Texas		102,268

Virginia [2.1%]
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(A)	1,000	1,078
Cherry Hill, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(A)	2,000	2,168
James City County, Economic Development Authority, United Methodist Home Project, Ser A, RB
Callable 06/01/23 @ 100
6.000%, 06/01/43	4,690	4,451
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(A)	4,135	4,367
Tobacco Settlement Financing, Ser B1, RB
Callable 06/01/17 @ 100
5.000%, 06/01/47	1,560	1,524
Virginia State, College Building Authority, Marymount University Project, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/35(A)	1,200	1,343
Virginia State, College Building Authority, Marymount University Project, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(A)	5,110	5,622

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	$1,000	$1,204

Total Virginia		21,757

Washington [1.7%]
Washington State, Housing Finance Commission
Callable 01/01/25 @ 102
5.000%, 01/01/36(A)	2,125	2,416
Washington State, Housing Finance Commission
Callable 01/01/25 @ 102
5.000%, 01/01/46(A)	3,250	3,670
Washington State, Housing Finance Commission
Callable 01/01/25 @ 102
5.000%, 01/01/51(A)	3,400	3,813
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(A)	2,000	2,366
Washington State, Housing Finance Commission, Ser A
Callable 07/01/24 @ 102
5.000%, 07/01/36(A)	750	819
Washington State, Housing Finance Commission, Ser A
Callable 07/01/24 @ 102
5.000%, 07/01/46(A)	1,700	1,840
Washington State, Housing Finance Commission, Ser A
Callable 07/01/24 @ 102
5.000%, 07/01/51(A)	2,150	2,318

Total Washington		17,242

West Virginia [0.2%]
West Virginia State, Economic Development Authority, AMT
2.875%, 12/15/26	2,000	2,001

Wisconsin [6.3%]
Morgan Stanley & Co., Tender Option Bond Trust Receipts, Ser 2016-XM0202, RB
Callable 05/15/26 @ 100
9.976%, 11/15/46(A) (C) (E)	3,335	4,200
Public Finance Authority, Airport Facilities, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,097
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,128
Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,748
Public Finance Authority
Callable 06/01/26 @ 100
5.000%, 06/01/36(A)	1,500	1,542
Public Finance Authority
Callable 06/01/26 @ 100
4.625%, 06/01/36(A)	4,100	4,023
Public Finance Authority
Callable 06/01/26 @ 100
5.125%, 06/01/48(A)	3,500	3,598
Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/30(A)	800	887
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(A)	1,250	1,331
Public Finance Authority, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(A)	3,000	3,042
Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(A)	1,580	1,721
Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(A)	3,460	3,682
Public Finance Authority, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	3,000	3,238
Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,448

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Public Finance Authority, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	$3,000	$3,103
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(A)	3,000	3,092
Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(A)	4,280	4,372
Public Finance Authority, Ser C, RB, AMT
5.000%, 07/01/22	1,500	1,665
Public Finance Authority, Ser E, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/23	2,155	2,430
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,683
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	6,000	6,244
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
Callable 09/15/22 @ 100
5.000%, 09/15/37	650	721
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
Callable 09/15/22 @ 100
5.000%, 09/15/45	1,000	1,104

Total Wisconsin		65,099

Puerto Rico [1.8%]
Children’s Trust Fund, Ser A, RB
Callable 11/03/16 @ 12
7.256%, 05/15/50(B)	90,000	8,351
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB
Callable 07/01/18 @ 100
6.000%, 07/01/38	6,775	5,217

	Face Amount (000)/Shares	Value (000)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser Senior A, RB
Callable 07/01/18 @ 100
6.000%, 07/01/44	6,430	4,935

Total Puerto Rico		18,503

Total Municipal Bonds
(Cost $963,363)		1,012,798

Short-Term Investments [3.0%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	18,397,376	18,397
SEI Daily Income Trust Government Fund, Cl A, 0.240%**	12,559,574	12,560

Total Short-Term Investments
(Cost $30,957)		30,957

Total Investments [100.5%]
(Cost $994,320)		$1,043,755

Percentages are based on Net Assets of $1,039,051 (000).

‡	Investment in Affiliate.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $173,353 (000), representing 16.7% of the net assets of the Fund.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(D)	Step Bond — The rate reported is the rate in effect on September 30, 2016. The coupon on a step bond changes on a specific date.
(E)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2016.

(F)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(G)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2016
City National Rochdale Municipal High Income Fund (concluded)

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,012,798	$—	$1,012,798
Short-Term Investments	30,957	—	—	30,957
Total Investments in Securities	$30,957	$1,012,798	$—	$1,043,755

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [87.5%]
Advertising Agencies [1.0%]
MDC Partners
6.500%, 05/01/24(A)	$850	$786

Aerospace & Defense [1.5%]
LMI Aerospace
7.375%, 07/15/19	250	251
StandardAero Aviation Holdings
10.000%, 07/15/23(A)	725	778
TransDigm
6.375%, 06/15/26(A)	150	155

Total Aerospace & Defense		1,184

Air Transportation [0.1%]
CEVA Group
7.000%, 03/01/21(A)	100	81

Airlines [0.1%]
Continental Airlines, Ser 2009-2, Cl B
9.250%, 05/10/17	63	66

Auto/Trk Prts and Equip-Repl [0.2%]
Allison Transmission
5.000%, 10/01/24(A)	150	154

Automotive [1.1%]
Midas Intermediate Holdco II
7.875%, 10/01/22(A)	825	840

Banks [0.7%]
Capital One Financial
3.750%, 07/28/26	250	251
Compass Bank
3.875%, 04/10/25	300	293

Total Banks		544

Broadcasting & Cable [7.2%]
Anixter
5.500%, 03/01/23	450	471
CCO Holdings
5.875%, 04/01/24(A)	400	427
Comcast
3.200%, 07/15/36	250	244
CSC Holdings
6.750%, 11/15/21	550	582
5.500%, 04/15/27(A)	175	179
5.250%, 06/01/24	150	142
Discovery Communications
4.900%, 03/11/26	250	272
DISH DBS
7.750%, 07/01/26(A)	350	372
5.875%, 07/15/22	450	462
5.875%, 11/15/24	500	494
Midcontinent Communications
6.875%, 08/15/23(A)	300	319
Numericable Group
6.250%, 05/15/24(A)	500	497
Numericable-SFR
7.375%, 05/01/26(A)	475	486
Ziggo Secured Finance BV
5.500%, 01/15/27(A)	150	150
4.250%, 01/15/27(A)	450	504

Total Broadcasting & Cable		5,601

Building & Construction [2.3%]
Novelis
6.250%, 08/15/24(A)	175	186
5.875%, 09/30/26(A)	500	512
Reliance Intermediate Holdings
6.500%, 04/01/23(A)	400	420
Standard Industries
5.500%, 02/15/23(A)	300	313
Summit Materials
8.500%, 04/15/22(A)	350	381

Total Building & Construction		1,812

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Building-Heavy Construct [0.1%]
SBA Communications
4.875%, 09/01/24(A)	$100	$101

Chemicals [0.9%]
GCP Applied Technologies
9.500%, 02/01/23(A)	400	457
PQ
6.750%, 11/15/22(A)	200	212

Total Chemicals		669

Coal Mining [1.0%]
CONSOL Energy
8.000%, 04/01/23	400	388
5.875%, 04/15/22	450	414

Total Coal Mining		802

Commercial Serv-Finance [0.7%]
WEX
4.750%, 02/01/23(A)	550	542

Computer Graphics [2.0%]
Epicor Software
9.250%, 05/01/23	1,600	1,563

Computer System Design & Services [1.6%]
NCR
6.375%, 12/15/23	500	529
5.875%, 12/15/21	650	684

Total Computer System Design & Services		1,213

Computers-Memory Devices [0.6%]
Brocade Communications Systems
4.625%, 01/15/23	450	445

Consumer Products & Services [1.7%]
Central Garden & Pet
6.125%, 11/15/23	550	589
WMG Acquisition
6.750%, 04/15/22(A)	500	529
5.000%, 08/01/23(A)	200	203

Total Consumer Products & Services		1,321

Containers & Packaging [1.1%]
Ardagh Packaging Finance
7.250%, 05/15/24(A)	250	266
4.625%, 05/15/23(A)	200	201
Coveris Holdings
7.875%, 11/01/19(A)	150	154
Reynolds Group Issuer
6.875%, 02/15/21	200	208

Total Containers & Packaging		829

Data Processing/Mgmt [0.8%]
First Data
7.000%, 12/01/23(A)	200	212
5.000%, 01/15/24(A)	400	406

Total Data Processing/Mgmt		618

Decision Support Software [0.2%]
MSCI
4.750%, 08/01/26(A)	150	152

Diversified Operations [0.9%]
Actuant
5.625%, 06/15/22	300	312
Amsted Industries
5.375%, 09/15/24(A)	400	398

Total Diversified Operations		710

E-Commerce/Services [0.4%]
Match Group
6.750%, 12/15/22	275	293

Educational Software [0.7%]
Cengage Learning
9.500%, 06/15/24(A)	525	534

Electric Utilities [2.9%]
AES
6.000%, 05/15/26	350	370
3.673%, 09/01/16(B)	114	114
ContourGlobal Power Holdings
5.125%, 06/15/21(A)	750	876
Terraform Global Operating
13.750%, 08/15/22(A)	850	876

Total Electric Utilities		2,236

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Energy & Power [0.8%]
TerraForm Power Operating
6.125%, 06/15/25(A) (C)	$125	$131
5.875%, 02/01/23(A) (C)	450	463

Total Energy & Power		594

Enterprise Software/Serv [1.6%]
Infor US
6.500%, 05/15/22	900	911
Open Text
5.875%, 06/01/26(A)	100	105
Oracle
3.850%, 07/15/36	200	208

Total Enterprise Software/Serv		1,224

Entertainment & Gaming [1.6%]
Buffalo Thunder Development Authority
11.000%, 12/09/22(A) (D)	35	18
9.375%, 11/15/29(A) (D) (E)	16	—
Cinemark USA
4.875%, 06/01/23	250	251
Mashantucket Western Pequot Tribe
6.500%, 07/01/36(D)	88	—
National CineMedia
5.750%, 08/15/26(A)	125	130
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	250	253
Wynn Las Vegas
5.500%, 03/01/25(A)	575	582

Total Entertainment & Gaming		1,234

Financial Services [5.5%]
Cabot Financial Luxembourg
7.500%, 10/01/23(A)	150	194
FBM Finance
8.250%, 08/15/21(A)	200	209
Icahn Enterprises
5.875%, 02/01/22	450	432
Jefferies Finance
7.500%, 04/15/21(A)	400	389
7.375%, 04/01/20(A)	895	873
Jefferies LoanCore
6.875%, 06/01/20(A)	450	410
Lincoln Finance
6.875%, 04/15/21	700	845
NewStar Financial
7.250%, 05/01/20	450	443
Oxford Finance
7.250%, 01/15/18(A)	450	450

Total Financial Services		4,245

Food, Beverage & Tobacco [3.4%]
Bumble Bee Holdco SCA
9.625%, 03/15/18(A) (G)	350	347
Bumble Bee Holdings
9.000%, 12/15/17(A)	923	928
TreeHouse Foods
6.000%, 02/15/24(A)	75	81
Vector Group
7.750%, 02/15/21	1,250	1,318

Total Food, Beverage & Tobacco		2,674

Food-Flour and Grain [0.2%]
Post Holdings
5.000%, 08/15/26(A)	150	149

Food-Wholesale/Distrib [0.8%]
KeHE Distributors
7.625%, 08/15/21(A)	450	447
US Foods
5.875%, 06/15/24(A)	200	207

Total Food-Wholesale/Distrib		654

Gas-Distribution [1.2%]
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	950	945

Gold Mining [1.4%]
Eldorado
6.125%, 12/15/20(A)	800	806
Yamana
4.950%, 07/15/24	300	310

Total Gold Mining		1,116

Hospital Beds/Equipment [0.6%]
Kinetic Concepts
7.875%, 02/15/21(A)	400	433

Hotels and Motels [0.6%]
Interval Acquisition
5.625%, 04/15/23	200	206

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
TVL Finance
8.500%, 05/15/23(A)	$200	$272

Total Hotels and Motels		478

Human Resources [0.2%]
AMN Healthcare
5.125%, 10/01/24(A)	150	152

Insurance [2.4%]
American Equity Investment Life Holding
6.625%, 07/15/21	750	782
Ironshore Holdings US
8.500%, 05/15/20(A)	950	1,080

Total Insurance		1,862

Internet Connectiv Svcs [0.8%]
Cogent Communications Group
5.375%, 03/01/22(A)	300	309
Zayo Group
6.375%, 05/15/25	300	318

Total Internet Connectiv Svcs		627

Internet Infrastr Sftwr [0.4%]
TIBCO Software
11.375%, 12/01/21(A)	350	311

Investment Banker/Broker Dealer [1.1%]
NFP
9.000%, 07/15/21(A)	850	873

Medical Information Sys [0.3%]
IMS Health
3.500%, 10/15/24(A)	200	225

Medical Products & Services [1.6%]
Acadia Healthcare
6.500%, 03/01/24	150	157
Halyard Health
6.250%, 10/15/22	300	307
HCA
4.500%, 02/15/27	200	201
Tenet Healthcare
4.350%, 09/15/16(B)	600	603

Total Medical Products & Services		1,268

Medical-HMO [0.4%]
Opal Acquisition
8.875%, 12/15/21(A)	395	324

Metals & Mining [1.5%]
Alcoa Nederland Holding BV
6.750%, 09/30/24(A)	550	571
Constellium
7.875%, 04/01/21(A)	300	320
Novelis
8.375%, 12/15/17	300	303

Total Metals & Mining		1,194

Oil-Field Services [0.6%]
FTS International
8.350%, 09/01/16(A) (B)	550	467

Paper & Related Products [0.3%]
Cascades
5.750%, 07/15/23(A)	200	202

Petroleum & Fuel Products [11.1%]
Antero Resources
5.625%, 06/01/23	350	357
5.125%, 12/01/22	350	353
Antero Resources Finance
5.375%, 11/01/21	50	51
Approach Resources
7.000%, 06/15/21	50	40
Callon Petroleum
6.125%, 10/01/24(A)	100	103
Comstock Resources
10.000%, 03/15/20	875	809
Crestwood Midstream Partners
6.125%, 03/01/22	600	606
DCP Midstream
5.350%, 03/15/20(A)	50	51
EP Energy
9.375%, 05/01/20	500	354
6.375%, 06/15/23	400	239
Gibson Energy
6.750%, 07/15/21(A)	700	716
Halcon Resources
8.625%, 02/01/20(A)	475	477
Legacy Reserves
8.000%, 12/01/20	760	410
6.625%, 12/01/21	600	312
Milagro Oil & Gas
10.500%, 05/15/16(D) (E)	400	141

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
PDC Energy
7.750%, 10/15/22	$300	$320
6.125%, 09/15/24(A)	100	103
QEP Resources
6.875%, 03/01/21	50	52
5.250%, 05/01/23	300	296
Sabine Pass Liquefaction
6.250%, 03/15/22	50	55
5.875%, 06/30/26(A)	250	272
5.625%, 04/15/23	800	854
5.000%, 03/15/27(A)	250	256
SandRidge Energy
8.750%, 06/01/20(A) (E)	775	279
Unit
6.625%, 05/15/21	850	717
Whiting Petroleum
5.750%, 03/15/21	215	201
5.000%, 03/15/19	200	194

Total Petroleum & Fuel Products		8,618

Publishing-Books [0.5%]
McGraw-Hill Global Education Holdings
7.875%, 05/15/24(A)	350	378

Radio [0.5%]
Sirius XM Radio
5.375%, 07/15/26(A)	400	413

Real Estate [1.5%]
Kennedy-Wilson
5.875%, 04/01/24	1,200	1,209

Real Estate Investment Trusts [1.2%]
GEO Group
6.000%, 04/15/26	350	298
5.875%, 01/15/22	50	45
Hospitality Properties Trust
4.500%, 03/15/25	550	561

Total Real Estate Investment Trusts		904

Real Estate Oper/Develop [0.3%]
Greystar Real Estate Partners
8.250%, 12/01/22(A)	250	265

Retail [4.9%]
AmeriGas Finance
7.000%, 05/20/22	900	952
Carrols Restaurant
8.000%, 05/01/22	200	216
Ferrellgas
6.750%, 01/15/22	300	267
6.750%, 06/15/23	600	528
6.500%, 05/01/21	50	46
Group 1 Automotive
5.250%, 12/15/23(A)	250	251
L Brands
6.875%, 11/01/35	100	109
6.750%, 07/01/36	300	323
Men’s Wearhouse
7.000%, 07/01/22	170	158
Nathan’s Famous
10.000%, 03/15/20(A) (D)	350	385
NPC International
10.500%, 01/15/20	325	340
PF Chang’s China Bistro
10.250%, 06/30/20(A)	285	268

Total Retail		3,843

Security Brokers & Dealers [0.5%]
Citigroup
6.300%, 12/29/49(B)	400	411

Semi-Conductors [1.4%]
Micron Technology
7.500%, 09/15/23(A)	385	428
5.250%, 08/01/23(A)	700	691

Total Semi-Conductors		1,119

Telecommunication Equip [1.1%]
Avaya
7.000%, 04/01/19(A)	850	627
CommScope Technologies Finance
6.000%, 06/15/25(A)	200	213

Total Telecommunication Equip		840

Telephones & Telecommunications [4.5%]
Altice US Finance I
5.375%, 07/15/23(A)	350	362
CenturyLink
5.625%, 04/01/25	150	144
Inmarsat Finance
4.875%, 05/15/22(A)	200	190
Sirius XM Canada Holdings
5.625%, 04/23/21(A)	600	455

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Sprint
7.875%, 09/15/23	$150	$151
7.625%, 02/15/25	50	49
7.250%, 09/15/21	150	151
Sprint Communications
9.000%, 11/15/18(A)	900	993
Sprint Nextel
7.000%, 03/01/20(A)	50	54
T-Mobile USA
6.500%, 01/15/26	850	940

Total Telephones & Telecommunications		3,489

Transportation Services [1.7%]
HRG Group
7.875%, 07/15/19	954	1,005
Sabre GLBL
5.250%, 11/15/23(A)	300	305

Total Transportation Services		1,310

Utility [0.8%]
Suburban Propane Partners
5.750%, 03/01/25	250	253
5.500%, 06/01/24	350	355

Total Utility		608

Web Hosting/Design [0.4%]
EIG Investors
10.875%, 02/01/24(A)(J)	400	332

Total Corporate Bonds
(Cost $68,876)		68,086

Loan Participations [7.3%]
Automotive [0.7%]
Mavis Tire Supply, Term Loan
6.250%, 11/02/20(D)	545	538

Communications [0.7%]
Tibco Software, First Lien Term Loan
6.500%, 12/04/20(D)	542	533

Computers & Electronics [0.8%]
Advanced Computer, Second Lien Term Loan
10.500%, 01/31/23	400	368
Landesk Software, First Lien Term Loan
5.250%, 09/16/22	275	277

Total Computers & Electronics		645

Diversified Media [0.3%]
Nielsen Finance LLC, Term Loan B-3
2.500%, 10/03/23(H)	250	251

Energy [0.6%]
Invenergy Thermal, First Lien Term Loan
6.500%, 10/07/22	447	427

Information Technology [0.8%]
Avaya, First Lien Term Loan B-7
6.250%, 05/29/20	191	141
Micron Technology, Term Loan
6.640%, 04/15/22	100	101
Mitel Networks, Term Loan
0.000%, 01/14/17(I)	200	—
Solera, Term Loan B
5.750%, 03/03/23	399	403

Total Information Technology		645

Manufacturing [0.3%]
Pelican Products, Term Loan
9.250%, 04/09/21	250	223

Metals & Mining [0.0%]
Noranda Aluminum, Term Loan
5.750%, 02/28/19	105	11

Oil & Gas [0.4%]
Cactus Wellhead, First Lien Term Loan
7.000%, 07/31/20	343	264

Restaurants [0.6%]
Jack’s Family Restaurants, Cov-Lite Term Loan
5.750%, 06/24/22(D)	476	474

Retail [1.0%]
Belk, First Lien Term Loan
5.750%, 11/18/22	448	405

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Hardware Holdings, Term Loan B
6.750%, 03/30/20(D)	$393	$383

Total Retail		788

Specialty Apparel Stores [0.7%]
Boot Barn, First Lien Term Loan
5.500%, 06/24/21(D)	543	532

Transportation [0.4%]
CEVA Group PLC, First Lien Term Loan
6.500%, 03/19/21	9	8
Navistar, Tranche B Term Loan
6.500%, 08/17/17	298	298

Total Transportation		306

Total Loan Participations
(Cost $5,876)		5,637

Common Stock [0.5%]
Electronic Equipment & Instruments [0.0%]
CUI * (J)	—	8

Metals & Mining [0.0%]
Mirabela Nickel * (J)	2,465,571	—

Miscellaneous Manufacturing [0.0%]
CEVA Group * (J)	22	8

Petroleum & Fuel Products [0.5%]
Titan Energy *	11,458	338

Total Common Stock
(Cost $798)		354

Convertible Bond [0.2%]
Metals & Mining [0.2%]
Mirabela Nickel
9.500%, 06/24/19(A) (D) (J)	$653	183

Total Convertible Bond
(Cost $653)		183

Mortgage-Backed Security [0.1%]
SRERS Funding, Ser 2011-RS, Cl A1B1
0.763%, 10/09/16(A) (B)	89	87

Total Mortgage-Backed Security
(Cost $79)		87

Preferred Stock [0.0%]
Miscellaneous Manufacturing [0.0%]
CEVA Group, 7.000% *	49	19

Total Preferred Stock
(Cost $44)		19

Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust (D) (J)	8,500	—

Total Special Stock
(Cost $9)		—

Short-Term Investments [2.8%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	1,133,429	1,133
Goldman Sachs Financial Square Funds - Government Fund, 0.294%**	1,051,648	1,052

Total Short-Term Investments
(Cost $2,185)		2,185

Total Investments [98.4%]
(Cost $78,520)		$76,551

Percentages are based on Net Assets of $77,835 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (continued)

‡	Investment in Affiliate.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $36,452 (000), representing 46.8% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(C)	Step Bond — The rate reported is the rate in effect on September 30, 2016. The coupon on a step bond changes on a specific date.
(D)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $3,199 (000) and represented 4.1% of net assets of the Fund.
(E)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(F)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(G)	Payment in Kind Bond.
(H)	Unsettled bank loan.
(I)	Unfunded bank loan. Interest rate not available.
(J)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2016 was $531 (000) and represented 0.7% of net assets of the Fund.

CAD — Canadian Dollar

Cl — Class

EUR — Euro

GBP — British Pound Sterling

LLC — Limited Liability Corporation

PLC — Public Limited Company

Ser — Series

USD — United States Dollar

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
Morgan Stanley	10/13/16	GBP	219	USD	291	$7
Morgan Stanley	10/13/16	CAD	610	USD	469	4
Morgan Stanley	10/13/16	EUR	213	USD	240	—
JP Morgan	10/13/16	EUR	2,014	USD	2,260	(4)
						$7

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan	$(2,264)	$2,260	$(4)
Morgan Stanley	(989)	1,000	11
			$7

For the year ended September 30, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$67,754	$332	$68,086
Loan Participations	—	5,637	—	5,637
Common Stock	338	—	16	354
Convertible Bond	—	—	183	183
Mortgage-Backed Security	—	87	—	87
Preferred Stock	—	19	—	19
Special Stock	—	—	—	—
Short-Term Investments	2,185	—	—	2,185
Total Investments in Securities	$2,523	$73,497	$531	$76,551

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards contracts*
Unrealized Appreciation	$—	$11	$—	$11
Unrealized Depreciation	—	(4)	—	(4)
Total Other Financial Instruments	$—	$7	$—	$7

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)

Of the $531 (000) Level 3 securities as of September 30, 2016, all are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs is required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2016
City National Rochdale High Yield Bond Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2016:

	Investments in Corporate Bonds (000)	Investments in Common Stock (000)	Investments in Convertible Bond (000)
Beginning balance as of October 1, 2015	$—	$152	$184
Accrued discounts/ premiums	1	—	—
Realized gain/(loss)	(153)	—	—
Change in unrealized appreciation/(depreciation)	128	(144)	(59)
Purchases	356	—	58
Sales/paydowns	—	—	—
Transfers into Level 3	—	8	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2016	$332	$16	$183
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$128	$(144)	$(59)

Total (000)
Beginning balance as of October 1, 2015	$336
Accrued discounts/ premiums	1
Realized gain/(loss)	(153)
Change in unrealized appreciation/(depreciation)	(75)
Purchases	414
Sales/paydowns	—
Transfers into Level 3	8
Transfers out of Level 3	—
Ending balance as of September 30, 2016	$531
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(75)

For the year ended September 30, 2016, there were transfers between Level 2 and Level 3 assets and liabilities.

The transfers between fair values hierarchy levels were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [73.3%]
Consumer Discretionary [3.4%]
AutoZone
3.700%, 04/15/22	$250	$267
2.500%, 04/15/21	1,000	1,019
CBS
3.375%, 03/01/22	175	184
Expedia
5.950%, 08/15/20	250	282
Gap
5.950%, 04/12/21	495	528
Harley-Davidson Financial Services, MTN
1.550%, 11/17/17(A)	3,725	3,729
Home Depot
2.625%, 06/01/22	1,000	1,038
Hyundai Capital America
2.600%, 03/19/20(A)	1,000	1,019
Time Warner Cable
4.125%, 02/15/21	165	175
Toys R Us Property II
8.500%, 12/01/17	1	1
Tupperware Brands
4.750%, 06/01/21	500	547
Yum! Brands
6.250%, 03/15/18	30	32

Total Consumer Discretionary		8,821

Consumer Staples [2.5%]
Avon Products
6.500%, 03/01/19	250	258
Bunge Finance
8.500%, 06/15/19	105	123
5.900%, 04/01/17	100	102
Campbell Soup
8.875%, 05/01/21	350	449
ConAgra Foods
4.950%, 08/15/20	178	193
1.900%, 01/25/18	200	201
CVS Health
3.500%, 07/20/22	2,000	2,141
Kraft Heinz Foods
3.500%, 07/15/22	500	531
Walgreens Boots Alliance
3.100%, 06/01/23	2,350	2,424

Total Consumer Staples		6,422

Energy [1.8%]
Boardwalk Pipelines
5.500%, 02/01/17	221	223
ConocoPhillips
5.750%, 02/01/19	290	316
DCP Midstream
9.750%, 03/15/19(A)	114	127
Duke Capital
6.750%, 07/15/18	745	791
Ecopetrol
7.625%, 07/23/19	250	285
Enbridge Energy Partners
5.875%, 12/15/16	191	192
Energy Transfer Partners
9.700%, 03/15/19	330	379
9.000%, 04/15/19	189	216
6.125%, 02/15/17	426	432
3.600%, 02/01/23	200	197
Enterprise Products Operating
6.500%, 01/31/19	140	155
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	135
Panhandle Eastern Pipe Line
7.000%, 06/15/18	396	422
Puget Energy
6.000%, 09/01/21	500	578

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Sabine Pass LNG
7.500%, 11/30/16	$100	$101
Spectra Energy Capital
6.200%, 04/15/18	135	143

Total Energy		4,692

Financials [32.6%]
Alleghany
5.625%, 09/15/20	270	299
American Express
1.401%, 05/22/18(B)	3,000	3,007
Axis Specialty Finance
5.875%, 06/01/20	250	278
Bank of America
5.420%, 03/15/17	42	43
Bank of America, MTN
1.516%, 04/01/19(B)	5,000	5,030
Bank of Montreal, MTN
1.450%, 04/09/18	340	340
Bank of Nova Scotia
2.450%, 03/22/21	5,330	5,459
Barclays
4.375%, 01/12/26	1,500	1,553
BB&T, MTN
1.600%, 08/15/17	355	356
Bear Stearns
7.250%, 02/01/18	275	295
5.550%, 01/22/17	468	474
Capital One Financial
4.200%, 10/29/25	1,000	1,043
1.500%, 03/22/18	475	474
Chubb INA Holdings
5.800%, 03/15/18	300	319
Citigroup
4.500%, 01/14/22	2,000	2,209
CNA Financial
6.950%, 01/15/18	1,076	1,144
Commonwealth Bank of Australia, MTN
5.000%, 10/15/19(A)	150	164
Commonwealth Bank of Australia NY, MTN
2.550%, 03/15/21	5,000	5,131
Credit Suisse Group Funding Guernsey
4.550%, 04/17/26(A)	2,500	2,625
Credit Suisse NY, MTN
5.300%, 08/13/19	150	164
Deutsche Bank, MTN
2.850%, 05/10/19	2,985	2,921
Discover Bank
3.100%, 06/04/20	1,000	1,029
ERAC USA Finance
3.300%, 10/15/22(A)	250	262
Goldman Sachs Group
6.250%, 09/01/17	550	574
6.150%, 04/01/18	150	160
Goldman Sachs Group, MTN
6.000%, 06/15/20	500	569
HSBC Finance
6.676%, 01/15/21	83	96
HSBC Holdings
3.400%, 03/08/21	5,000	5,171
ING Bank
3.750%, 03/07/17(A)	200	202
Jefferies Group
5.125%, 01/20/23	2,700	2,877
JPMorgan Chase
4.950%, 03/25/20	100	110
4.250%, 10/15/20	150	162
3.125%, 01/23/25	4,700	4,804
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(C)	400	30
Macquarie Bank, MTN
2.600%, 06/24/19(A)	4,200	4,275
Marsh & McLennan, MTN
2.550%, 10/15/18	100	102
MetLife
6.817%, 08/15/18	3,500	3,844
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	125	136
Moody’s
5.500%, 09/01/20	800	901
Morgan Stanley, MTN
3.750%, 02/25/23	5,000	5,311
MUFG Americas Holdings
2.250%, 02/10/20	2,000	2,023
NASDAQ OMX Group
5.550%, 01/15/20	1,249	1,379
National Bank of Canada, MTN
1.450%, 11/07/17	750	751
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	148
6.550%, 11/01/18	300	330
Navient, MTN
5.000%, 06/15/18	2	2

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Principal Financial Group
8.875%, 05/15/19	$130	$153
3.300%, 09/15/22	200	208
Protective Life
6.400%, 01/15/18	250	263
Prudential Financial, MTN
5.375%, 06/21/20	145	163
Silicon Valley Bank
6.050%, 06/01/17	355	365
SunTrust Banks
6.000%, 09/11/17	254	265
Svenska Handelsbanken, MTN
5.125%, 03/30/20(A)	5,800	6,444
TD Ameritrade Holding
5.600%, 12/01/19	290	323
Toronto-Dominion Bank, MTN
1.338%, 11/05/19(B)	3,100	3,088
US Bank
2.125%, 10/28/19	4,500	4,580
Volkswagen International Finance
2.375%, 03/22/17(A)	125	125
Wilmington Trust
8.500%, 04/02/18	315	346

Total Financials		84,899

Health Care [3.3%]
AbbVie
2.850%, 05/14/23	2,500	2,538
Actavis
3.250%, 10/01/22	500	518
Aetna
2.400%, 06/15/21	2,500	2,529
Laboratory Corp of America Holdings
3.200%, 02/01/22	2,530	2,635
UnitedHealth Group
1.625%, 03/15/19	250	252

Total Health Care		8,472

Industrials [2.8%]
Carlisle
3.750%, 11/15/22	250	257
Eaton
8.875%, 06/15/19	125	146
Embraer Overseas
5.696%, 09/16/23(A)	520	548
GATX
6.000%, 02/15/18	170	179
IDEX
4.200%, 12/15/21	250	266
Lennox International
4.900%, 05/15/17	250	255
NuStar Logistics
4.800%, 09/01/20	200	200
PACCAR Financial, MTN
1.750%, 08/14/18	4,000	4,044
Penske Truck Leasing
4.875%, 07/11/22(A)	200	223
4.250%, 01/17/23(A)	300	317
3.375%, 03/15/18(A)	250	256
Republic Services
3.550%, 06/01/22	250	269
Roper Technologies
3.125%, 11/15/22	200	206
1.850%, 11/15/17	250	251

Total Industrials		7,417

Information Technology [8.9%]
Apple
2.450%, 08/04/26	5,700	5,706
1.042%, 02/07/20(B)	1,238	1,236
Arrow Electronics
6.875%, 06/01/18	400	432
Fiserv
3.500%, 10/01/22	250	266
2.700%, 06/01/20	2,000	2,062
KLA-Tencor
4.650%, 11/01/24	2,500	2,747
Lexmark International
5.125%, 03/15/20	2,250	2,357
Nokia
5.375%, 05/15/19	950	1,024
Oracle
2.500%, 05/15/22	5,000	5,132
Western Union
5.253%, 04/01/20	2,000	2,191

Total Information Technology		23,153

Materials [3.8%]
Airgas
2.900%, 11/15/22	250	252
Avery Dennison
5.375%, 04/15/20	405	443
Glencore Canada
5.500%, 06/15/17	1,010	1,033
Glencore Funding
2.040%, 01/15/19(A) (B)	2,000	1,985

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Rio Tinto Finance USA
3.750%, 06/15/25	$5,780	$6,218

Total Materials		9,931

REITs [5.6%]
American Tower
4.000%, 06/01/25	1,800	1,925
Boston Properties
5.875%, 10/15/19	140	156
Common Wealth REIT
5.875%, 09/15/20	105	117
DDR
4.625%, 07/15/22	250	271
Equity One
3.750%, 11/15/22	250	259
HCP
4.000%, 06/01/25	2,770	2,844
Highwoods Realty
3.625%, 01/15/23	200	205
HRPT Properties Trust
6.650%, 01/15/18	300	310
Liberty Property, MTN
7.500%, 01/15/18	177	190
National Retail Properties
6.875%, 10/15/17	300	316
3.800%, 10/15/22	350	372
Prologis
3.350%, 02/01/21	2,200	2,326
Realty Income
3.250%, 10/15/22	200	207
Senior Housing Properties Trust
6.750%, 12/15/21	500	574
Simon Property Group
10.350%, 04/01/19	3,500	4,178
Washington Real Estate Investment Trust
3.950%, 10/15/22	250	254
Welltower
4.950%, 01/15/21	155	172

Total REITs		14,676

Telecommunication Services [6.2%]
America Movil
3.125%, 07/16/22	4,000	4,095
AT&T
5.600%, 05/15/18	310	330
3.600%, 02/17/23	5,000	5,271
CenturyLink
6.450%, 06/15/21	355	380
5.800%, 03/15/22	250	256
COX Communications, MTN
6.850%, 01/15/18	224	236
Deutsche Telekom International Finance
6.000%, 07/08/19	50	56
Qwest
6.500%, 06/01/17	100	103
Telefonica Emisiones SAU
6.221%, 07/03/17	286	296
5.462%, 02/16/21	115	131
5.134%, 04/27/20	300	331
Verizon Communications
4.600%, 04/01/21	4,100	4,562

Total Telecommunication Services		16,047

Utilities [2.4%]
British Transco Finance
6.625%, 06/01/18	128	139
Cleveland Electric Illuminating
7.880%, 11/01/17	10	11
5.700%, 04/01/17	6	6
Entergy Mississippi
6.640%, 07/01/19	540	605
Entergy Texas
7.125%, 02/01/19	190	213
Exelon Generation
6.200%, 10/01/17	2,125	2,219
Korea Electric Power
6.750%, 08/01/27	75	96
National Fuel Gas
4.900%, 12/01/21	500	540
Nisource Capital Markets, MTN
7.860%, 03/27/17	163	167
Northern Indiana Public Service, MTN
7.590%, 06/12/17	440	456
Pennsylvania Electric
6.625%, 04/01/19	15	16
Puget Energy
5.625%, 07/15/22	250	288
Puget Sound Energy, MTN
6.740%, 06/15/18	57	62
Southwestern Electric Power
5.875%, 03/01/18	581	614
3.550%, 02/15/22	500	534
Southwestern Public Service
8.750%, 12/01/18	250	288

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Xcel Energy
5.613%, 04/01/17	$10	$10

Total Utilities		6,264

Total Corporate Bonds
(Cost $185,045)		190,794

U.S. Treasury Obligations [6.0%]
U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/26	5,383	5,590
U.S. Treasury Notes
2.750%, 02/15/19	845	883
2.625%, 11/15/20	425	451
2.375%, 07/31/17	810	822
2.250%, 11/15/24	4,500	4,751
1.250%, 04/30/19	2,375	2,400
0.875%, 07/31/19	815	815

Total U.S. Treasury Obligations
(Cost $15,408)		15,712

U.S. Government Agency Obligations [6.0%]
FHLMC
1.750%, 05/30/19	3,000	3,062
1.000%, 09/29/17	660	662
FNMA
1.875%, 09/18/18	150	153
1.875%, 12/28/20	5,000	5,141
1.625%, 11/27/18	6,000	6,097
0.875%, 05/21/18	350	350

Total U.S. Government Agency Obligations
(Cost $15,189)		15,465

Preferred Stock [3.1%]
Financials [1.0%]
BB&T 5.625%	10,000	258
Citigroup 5.800%	10,000	259
Goldman Sachs Group 5.950%	25,000	647
HSBC Holdings 8.000%	30,000	783
JPMorgan Chase 5.500%	20,000	517
Prudential Financial 5.750%	10,000	264

Total Financials		2,728

Industrials [0.3%]
Pitney Bowes 6.700%	10,000	266

	Shares/Face Amount (000)	Value (000)
Stanley Black & Decker 5.750%	$20,000	$516

Total Industrials		782

REITs [1.3%]
Digital Realty Trust 6.625%	10,000	258
Kimco Realty 5.500%	10,000	257
National Retail Properties 6.625%	20,000	514
Realty Income 6.625%	20,000	521
Senior Housing Properties Trust 5.625%	52,500	1,334
Vornado Realty Trust 5.700%	20,000	511

Total REITs		3,395

Telecommunication Services [0.3%]
Telephone & Data Systems 5.875%	30,000	757

Utilities [0.2%]
SCE Trust I 5.625%	20,000	512

Total Preferred Stock
(Cost $7,904)		8,174

Asset-Backed Securities [2.7%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	$70	73
BT SPE (Acquired 07/06/11, Acquisition Cost $1,102,589)
9.250%, 12/31/49(D) (E) (F)	513	135
Carmax Auto Owner Trust, Ser 2014-2, Cl A3
0.980%, 01/15/19	2,815	2,811
Cityscape Home Equity Loan Trust Series, Ser 1997-C, Cl A4
7.000%, 07/25/28(C)	5	—
Conseco Financial, Ser 1997-7, Cl A6
6.760%, 07/15/28	7	7
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	4,000	4,001

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	$4	$4

Total Asset-Backed Securities
(Cost $7,414)		7,031

Closed-End Fund [2.2%]
Stone Ridge Reinsurance Risk Premium Interval Fund (E)	531,545	5,682

Total Closed-End Fund
(Cost $5,417)		5,682

U.S. Government Mortgage-Backed Obligations [1.7%]
FHLMC, Pool 1B2677
2.775%, 01/01/35(B)	5	5
FHLMC, Pool 1B2683
2.770%, 01/01/35(B)	3	3
FHLMC, Pool 1B2692
2.634%, 12/01/34(B)	9	10
FHLMC, Pool A93505
4.500%, 08/01/40	30	32
FHLMC, Pool A93996
4.500%, 09/01/40	45	50
FHLMC, Pool C03490
4.500%, 08/01/40	234	257
FHLMC, Pool C09015
3.000%, 10/01/42	193	201
FHLMC, Pool E01280
5.000%, 12/01/17	1	1
FHLMC, Pool G02940
5.500%, 05/01/37	7	8
FHLMC, Pool G04222
5.500%, 04/01/38	13	14
FHLMC, Pool G04913
5.000%, 03/01/38	49	55
FHLMC, Pool G08003
6.000%, 07/01/34	14	16
FHLMC, Pool G11431
6.000%, 08/01/18	—	—
FHLMC, Pool G11880
5.000%, 12/01/20	8	9
FHLMC, Pool G18124
6.000%, 06/01/21	7	7
FHLMC, Pool J19197
3.000%, 05/01/27	122	129
FHLMC, Pool Q08998
3.500%, 06/01/42	150	159
FHLMC, Pool Q10378
3.000%, 08/01/42	183	191
FHLMC, Ser 2004-2804, Cl VC, Pool FHR 2804 VC

Description	Face Amount (000)	Value (000)
5.000%, 07/15/21	$74	$76
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	150	161
FHLMC Multifamily Structured Pass-Through Certificates, Ser K704, Cl A2
2.412%, 08/25/18	396	404
FHLMC Multifamily Structured Pass-Through Certificates, Ser K705, Cl A2
2.303%, 09/25/18	200	204
FHLMC Multifamily Structured Pass-Through Certificates, Ser K708, Cl A2
2.130%, 01/25/19	299	304
FNMA, Pool 252570
6.500%, 07/01/29	4	5
FNMA, Pool 253183
7.500%, 04/01/30	1	1
FNMA, Pool 253398
8.000%, 08/01/30	1	1
FNMA, Pool 254545
5.000%, 12/01/17	3	3
FNMA, Pool 254685
5.000%, 04/01/18	3	3
FNMA, Pool 254949
5.000%, 11/01/33	10	11
FNMA, Pool 255814
5.500%, 08/01/35	17	19
FNMA, Pool 303168
9.500%, 02/01/25	2	2
FNMA, Pool 725424
5.500%, 04/01/34	16	18
FNMA, Pool 735060
6.000%, 11/01/34	10	12
FNMA, Pool 735228
5.500%, 02/01/35	8	9
FNMA, Pool 735230
5.500%, 02/01/35	20	23
FNMA, Pool 745275
5.000%, 02/01/36	80	90
FNMA, Pool 745418
5.500%, 04/01/36	92	105
FNMA, Pool 827223
2.590%, 04/01/35(B)	39	41
FNMA, Pool 844809
5.000%, 11/01/35	36	40

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool AD0454
5.000%, 11/01/21	$14	$14
FNMA, Pool AD8522
4.000%, 08/01/40	33	35
FNMA, Pool AE0828
3.500%, 02/01/41	277	293
FNMA, Pool AH0621
3.500%, 01/01/41	67	71
FNMA, Pool AJ1407
4.000%, 09/01/41	54	58
FNMA, Pool AJ7689
4.000%, 12/01/41	179	193
FNMA, Pool AK0971
3.000%, 02/01/27	113	119
FNMA, Pool AO2970
3.000%, 05/01/42	176	183
FNMA, Pool AO4137
3.500%, 06/01/42	161	170
FNMA, Pool MA1277
2.500%, 12/01/27	110	114
FNMA REMIC Trust, Ser 2004-W6, Cl 1A6
5.500%, 07/25/34	9	9
GNMA, Pool 780315
9.500%, 12/15/17	—	—
GNMA, Pool G2 4696
4.500%, 05/20/40	104	114
GNMA, Pool G2 4747
5.000%, 07/20/40	40	44
GNMA, Pool G2 4923
4.500%, 01/20/41	60	66
GNMA, Pool G2 MA0155
4.000%, 06/20/42	146	156
GNMA, Pool G2 MA0392
3.500%, 09/20/42	175	187

Total U.S. Government Mortgage-Backed Obligations
(Cost $4,289)		4,505

Municipal Bond [1.5%]
Florida [1.5%]
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
2.107%, 07/01/18	3,870	3,942

Total Municipal Bond
(Cost $3,870)		3,942

Foreign Government Bonds [1.4%]
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/22	3,000	3,187
Mexico Government International Bond, MTN
5.125%, 01/15/20	100	111
Province of Newfoundland and Labrador Canada
7.320%, 10/13/23	100	125
Province of Quebec Canada, MTN
7.380%, 04/09/26(G)	100	136

Total Foreign Government Bonds
(Cost $3,347)		3,559

Commercial Mortgage-Backed Obligations [0.3%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	133
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	275	286
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	150	156
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	275	288

Total Commercial Mortgage-Backed Obligations
(Cost $836)		863

Residential Mortgage-Backed Securities [0.0%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	11	11
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	1	1
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	1	1
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	5	5

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	$24	$24
WaMu Mortgage Pass-Through Certificates Series Trust, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	18	18

Total Residential Mortgage-Backed Securities
(Cost $61)		60

Short-Term Investments [0.9%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	1,105,885	1,106
SEI Daily Income Trust Government Fund, Cl A, 0.240%**	1,105,885	1,106

Total Short-Term Investments
(Cost $2,212)		2,212

Total Investments [99.1%]
(Cost $250,992)		$257,999

Percentages are based on Net Assets of $260,332 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $22,437 (000), representing 8.6% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(C)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(D)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2016 was $135 (000) and represented 0.1% of net assets of the Fund.

(E)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $5,817 (000) and represented 2.2% of net assets of the Fund.
(F)	Security is considered restricted. The total market value of such security as of September 30, 2016 was $135 (000) and represented 0.1% of net assets of the Fund.
(G)	Step Bond — The rate reported is the rate in effect on September 30, 2016. The coupon on a step bond changes on a specific date.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NY — New York

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SPE — Special Purpose Entity

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$190,794	$—	$190,794
U.S. Treasury Obligations	—	15,712	—	15,712
U.S. Government Agency Obligations	—	15,465	—	15,465
Preferred Stock	8,174	—	—	8,174
Asset-Backed Securities	—	6,896	135	7,031
Closed-End Fund	5,682	—	—	5,682
U.S. Government Mortgage-Backed Obligations	—	4,505	—	4,505
Municipal Bond	—	3,942	—	3,942
Foreign Government Bonds	—	3,559	—	3,559
Commercial Mortgage-Backed Obligations	—	863	—	863
Residential Mortgage-Backed Securities	—	60	—	60
Short-Term Investments	2,212	—	—	2,212
Total Investments in Securities	$16,068	$241,796	$135	$257,999

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

schedule of investments
September 30, 2016
City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2016:

Investments in Asset-Backed Securities
Beginning balance as of October 1, 2015	$560
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(313)
Purchases	—
Sales/paydowns	(112)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2016	$135
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(313)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2016 (000)	Valuation Techniques
BT SPE	$135	Discounted Cash Flow Model based on actual collection level and experienced defaults

Unobservable Inputs
Cumulated Collections
Cumulated Defaults
Annualized Default
Cumulated Default
Pace of Collection
Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [50.8%]
Advertising Sales [0.1%]
Clear Channel International BV
8.750%, 12/15/20(A)	$425	$455
Outfront Media Capital
5.875%, 03/15/25	675	709
5.625%, 02/15/24	600	624

Total Advertising Sales		1,788

Aerospace & Defense [0.3%]
Accudyne Industries Borrower
7.750%, 12/15/20(A)	900	713
Guanay Finance
6.000%, 12/15/20	871	889
TransDigm
7.500%, 07/15/21	100	106
6.500%, 07/15/24	875	921
6.500%, 05/15/25	1,325	1,380
6.375%, 06/15/26(A)	425	439
6.000%, 07/15/22	950	1,002
5.500%, 10/15/20	350	360

Total Aerospace & Defense		5,810

Agricultural [0.0%]
Avangardco Investments Public
2.500%, 10/29/18	770	119
UkrLandFarming PLC
10.875%, 03/26/18	2,021	551

Total Agricultural		670

Airlines [0.3%]
Avianca Holdings
8.375%, 05/10/20	2,300	2,197
SriLankan Airlines
5.300%, 06/27/19	3,400	3,396

Total Airlines		5,593

Airport Develop/Maint [0.2%]
Aeropuertos Dominicanos Siglo XXI
9.750%, 11/13/19	2,040	2,138
Mexico City Airport Trust
5.500%, 10/31/46	3,000	2,943

Total Airport Develop/Maint		5,081

Apparel/Textiles [0.0%]
BiSoho SAS
5.875%, 05/01/23	300	357
Hanesbrands
4.875%, 05/15/26(A)	275	281

Total Apparel/Textiles		638

Applications Software [0.2%]
Emdeon
11.000%, 12/31/19	675	710
6.000%, 02/15/21(A)	775	818
Nuance Communications
6.000%, 07/01/24(A)	1,150	1,199
5.375%, 08/15/20(A)	900	923
PTC
6.000%, 05/15/24	375	400

Total Applications Software		4,050

Auto Rent & Lease [0.3%]
Avis Budget Car Rental
6.375%, 04/01/24(A)	1,875	1,913
5.500%, 04/01/23	225	227
5.250%, 03/15/25(A)	275	264
Hertz
6.750%, 04/15/19	575	588
6.250%, 10/15/22	1,400	1,442
5.500%, 10/15/24(A)	975	971
United Rentals North America
6.125%, 06/15/23	500	524
5.750%, 11/15/24	175	182
5.500%, 07/15/25	150	153

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
4.625%, 07/15/23	$325	$333

Total Auto Rent & Lease		6,597

Auto/Trk Prts and Equip-Repl [0.1%]
Allison Transmission
5.000%, 10/01/24(A)	550	564
JB Poindexter
9.000%, 04/01/22(A)	1,100	1,165

Total Auto/Trk Prts and Equip-Repl		1,729

Autoparts [0.9%]
Adient Global Holdings
4.875%, 08/15/26(A)	750	751
American Axle & Manufacturing
6.625%, 10/15/22	475	502
6.250%, 03/15/21	275	287
IHO Verwaltungs GmbH
4.750%, 09/15/26(A) (B)	200	200
4.500%, 09/15/23(A) (B)	275	278
International Automotive Components Group
9.125%, 06/01/18(A)	900	881
Lear
4.750%, 01/15/23	875	909
Metalsa
4.900%, 04/24/23	2,200	2,128
MPG Holdco I
7.375%, 10/15/22	1,150	1,176
Nemak
5.500%, 02/28/23	5,000	5,095
Omega US Sub
8.750%, 07/15/23(A)	750	816
Schaeffler Finance BV
4.750%, 05/15/21(A)	625	647
4.750%, 05/15/23(A)	800	828
Schaeffler Finance BV, MTN
4.250%, 05/15/21(A)	375	384
Schaeffler Holding Finance BV
6.875%, 08/15/18(A) (B)	335	341
6.750%, 11/15/22(A) (B)	347	396
Tenneco
5.375%, 12/15/24	350	368
5.000%, 07/15/26	200	202
Tupy Overseas
6.625%, 07/17/24	2,500	2,522
ZF North America Capital
4.750%, 04/29/25(A)	750	788

Total Autoparts		19,499

Banks [5.8%]
Access Bank, MTN
9.250%, 06/24/21(C)	2,443	2,125
Access Finance BV
7.250%, 07/25/17	275	274
African Bank, MTN
8.125%, 10/19/20	2,863	2,863
Agricola Senior Trust
6.750%, 06/18/20	1,148	1,221
AK BARS Bank Via AK BARS Luxembourg
8.000%, 08/06/18	1,250	1,312
Akbank, MTN
5.125%, 03/31/25	2,000	1,953
Alternatifbank
8.750%, 04/16/26(C)	6,002	6,189
Banco do Brasil
8.500%, 10/29/49(C)	5,635	5,748
Bank Nadra via NDR Finance
8.250%, 06/22/17(D) (H)	721	4
CIT Group
5.000%, 08/01/23	850	900
Credit Bank of Moscow Via CBOM Finance
8.700%, 11/13/18	16,690	17,474
Eastern and Southern African Trade and Development Bank, MTN
6.375%, 12/06/18	4,000	4,183
FBN Finance
8.250%, 08/07/20	7,334	6,161
FBN Finance BV
8.000%, 07/23/21(C)	10,893	8,306
ForteBank JSC
11.750%, 12/15/24	2,209	2,221
Grupo Elektra DE
7.250%, 08/06/18	1,070	1,067
Industrial Senior Trust
5.500%, 11/01/22	2,000	1,980
Kazkommertsbank JSC
8.500%, 05/11/18	4,080	3,978
5.500%, 12/21/22	10,998	7,561
Kazkommertsbank JSC, MTN
7.500%, 11/29/16	2,205	2,197
6.875%, 02/13/17	4,100	4,518

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
National Savings Bank
8.875%, 09/18/18	$1,800	$1,946
Oschadbank Via SSB #1
9.375%, 03/10/23(E)	6,000	5,782
Privatbank CJSC Via UK SPV Credit Finance, MTN
10.250%, 01/23/18	3,504	2,997
Renaissance Capital Via Renaissance Consumer Funding
13.500%, 06/21/18	2,624	2,617
Russian Standard Bank Via Russian Standard Finance
7.561%, 12/01/16(C)	3,955	3,817
TC Ziraat Bankasi, MTN
4.750%, 04/29/21	2,000	1,990
Tinkoff Credit Systems Via TCS Finance, MTN
14.000%, 06/06/18	4,000	4,456
Turkiye Halk Bankasi
5.000%, 07/13/21	2,000	1,952
Turkiye Is Bankasi
6.000%, 10/24/22	707	701
VTB Bank Via VTB Capital
6.950%, 10/17/22	13,822	14,755
VTB Bank via VTB Eurasia
9.500%, 12/29/49(C)	2,000	2,136

Total Banks		125,384

Batteries/Battery Sys [0.0%]
EnerSys
5.000%, 04/30/23(A)	450	449

Beauty Products [0.1%]
First Quality Finance
4.625%, 05/15/21(A)	2,100	2,084

Broadcasting & Cable [3.1%]
Altice Financing
7.500%, 05/15/26	12,595	13,146
Altice Finco, MTN
7.625%, 02/15/25	2,930	2,956
Altice US Finance I
5.500%, 05/15/26(A)	575	591
AMC Networks
5.000%, 04/01/24	1,150	1,157
4.750%, 12/15/22	325	329
Anixter
5.625%, 05/01/19	275	292
5.500%, 03/01/23	1,125	1,178
5.125%, 10/01/21	150	156
Belden
5.500%, 09/01/22(A)	1,050	1,095
5.250%, 07/15/24(A)	1,125	1,142
Cablevision
6.500%, 06/15/21	3,500	3,649
Cablevision Systems
5.875%, 09/15/22	275	250
CCO Holdings
6.625%, 01/31/22	650	681
5.875%, 04/01/24(A)	325	347
5.875%, 05/01/27(A)	600	639
5.750%, 09/01/23	525	556
5.750%, 01/15/24	425	452
5.750%, 02/15/26(A)	300	318
5.500%, 05/01/26(A)	875	912
5.375%, 05/01/25(A)	250	262
5.250%, 09/30/22	675	705
5.125%, 02/15/23	1,275	1,329
Cequel Communications Holdings I
5.125%, 12/15/21(A)	1,250	1,248
Clear Channel Communications
9.000%, 03/01/21	1,150	857
Clear Channel Worldwide Holdings
6.500%, 11/15/22	1,775	1,848
Columbus International
7.375%, 03/30/21	6,505	6,899
CSC Holdings
5.500%, 04/15/27(A)	450	460
5.250%, 06/01/24	250	238
DISH DBS
7.750%, 07/01/26(A)	200	213
5.875%, 07/15/22	2,425	2,492
5.875%, 11/15/24	400	395
5.000%, 03/15/23	100	97
Gray Television
5.875%, 07/15/26(A)	875	882
5.125%, 10/15/24(A)	450	442
LIN Television
6.375%, 01/15/21	175	181
5.875%, 11/15/22	650	681
Nexstar Broadcasting
6.125%, 02/15/22(A)	875	903
Nexstar Escrow
5.625%, 08/01/24(A)	950	952
Numericable Group
6.250%, 05/15/24(A)	575	571
6.000%, 05/15/22(A)	600	612
Numericable-SFR
7.375%, 05/01/26	1,500	1,530
7.375%, 05/01/26(A)	1,725	1,763

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sinclair Television Group
5.875%, 03/15/26(A)	$550	$572
5.625%, 08/01/24(A)	1,775	1,815
5.125%, 02/15/27(A)	500	489
Tribune Media
5.875%, 07/15/22	1,850	1,872
Unitymedia Hessen GmbH & KG
5.500%, 01/15/23(A)	525	545
Unitymedia KabelBW GmbH
6.125%, 01/15/25(A)	1,500	1,573
Virgin Media Finance
6.000%, 10/15/24(A)	200	207
Virgin Media Secured Finance
5.500%, 08/15/26(A)	400	408
VTR Finance BV
6.875%, 01/15/24	2,500	2,611
Ziggo Bond Finance BV
6.000%, 01/15/27(A)	725	721
5.875%, 01/15/25(A)	275	275
Ziggo Secured Finance BV
5.500%, 01/15/27(A)	1,325	1,324

Total Broadcasting & Cable		67,818

Building & Construction [1.8%]
Allegion US Holding
5.750%, 10/01/21	550	574
Building Materials Corp of America
6.000%, 10/15/25(A)	425	455
Cemex
7.750%, 04/16/26	5,550	6,172
7.250%, 01/15/21	1,000	1,071
Cemex Finance
9.375%, 10/12/22	3,000	3,289
China Shanshui Cement Group
7.500%, 03/10/20	4,550	3,616
Dry Mix Solutions Investissements SAS
3.948%, 06/15/21(C)	3,000	3,370
Grupo Cementos de Chihuahua
8.125%, 02/08/20	2,115	2,242
Kerneos Corporate SAS
4.451%, 03/01/21(C)	2,000	2,236
Masonite International
5.625%, 03/15/23(A)	500	527
NCI Building Systems
8.250%, 01/15/23(A)	1,000	1,087
Nortek
8.500%, 04/15/21	2,050	2,137
Ply Gem Industries
6.500%, 02/01/22	550	567
Saderea, MTN
12.500%, 11/30/26	2,783	2,658
St. Marys Cement Canada
5.750%, 01/28/27	5,500	5,424
USG
7.875%, 03/30/20(A)	250	261
5.875%, 11/01/21(A)	650	680
5.500%, 03/01/25(A)	400	429
Wise Metals Intermediate Holdings
9.750%, 06/15/19(A)	553	530
Yuksel Insaat
9.500%, 11/10/15(D) (H)	5,295	1,853

Total Building & Construction		39,178

Building & Construction Supplies [0.1%]
Signode Industrial Group Lux
6.375%, 05/01/22(A)	2,050	2,076

Chemicals [0.6%]
Ashland
4.750%, 08/15/22	950	988
Eco Services Operations
8.500%, 11/01/22(A)	800	832
Hexion
6.625%, 04/15/20	1,050	924
Hexion US Finance
8.875%, 02/01/18	1,175	1,119
Huntsman International
5.125%, 11/15/22	875	910
4.875%, 11/15/20	900	938
Ineos Finance
4.000%, 05/01/23	1,000	1,125
Platform Specialty
6.500%, 02/01/22(A)	3,025	2,942
Platform Specialty Products
10.375%, 05/01/21(A)	325	350
PQ
6.750%, 11/15/22(A)	875	927
Valvoline
5.500%, 07/15/24(A)	200	210
Versum Materials
5.500%, 09/30/24(A)	425	437
WR Grace & -Conn
5.625%, 10/01/24(A)	325	353

Total Chemicals		12,055

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Coal Mining [0.3%]
Indo Energy Finance II BV
6.375%, 01/24/23	$8,430	$5,902
New World Resources
8.000%, 04/07/20(H)	999	17

Total Coal Mining		5,919

Coatings/Paint [0.0%]
Axalta Coating Systems
4.875%, 08/15/24(A)	350	359

Commercial Serv-Finance [0.1%]
IHS Markit
5.000%, 11/01/22(A)	400	423
TMF Group Holding BV
5.076%, 12/01/18(C)	1,000	1,124

Total Commercial Serv-Finance		1,547

Commercial Services [0.2%]
Allegion
5.875%, 09/15/23	175	189
Anna Merger Sub
7.750%, 10/01/22(A)	2,700	2,221
BC Luxco 1
7.375%, 01/29/20	1,470	1,525

Total Commercial Services		3,935

Computer Graphics [0.1%]
Southern Graphics
8.375%, 10/15/20(A)	1,375	1,396

Computer Software [0.1%]
Italics Merger Sub
7.125%, 07/15/23(A)	2,100	1,963
SS&C Technologies Holdings
5.875%, 07/15/23	850	895

Total Computer Software		2,858

Computer System Design & Services [0.2%]
Diamond 1 Finance
7.125%, 06/15/24(A)	1,900	2,090
5.875%, 06/15/21(A)	250	265
NCR
6.375%, 12/15/23	625	661
5.875%, 12/15/21	400	421
5.000%, 07/15/22	975	997
4.625%, 02/15/21	300	303
Riverbed Technology
8.875%, 03/01/23(A)	525	561

Total Computer System Design & Services		5,298

Consumer Products & Services [0.4%]
EMI Music Publishing Group North America Holdings
7.625%, 06/15/24(A)	650	703
Prestige Brands
6.375%, 03/01/24(A)	1,250	1,328
5.375%, 12/15/21(A)	1,275	1,320
Serta Simmons Holdings
8.125%, 10/01/20(A)	2,675	2,796
ServiceMaster
7.450%, 08/15/27	225	239
7.100%, 03/01/18	475	490
Spectrum Brands
6.125%, 12/15/24	575	623
5.750%, 07/15/25	800	864
Tempur Sealy International
5.500%, 06/15/26(A)	375	386
WMG Acquisition
5.000%, 08/01/23(A)	150	152

Total Consumer Products & Services		8,901

Containers & Packaging [1.0%]
ARD Finance
7.125%, 09/15/23(A) (B)	950	945
Ardagh Packaging Finance
7.250%, 05/15/24(A)	2,550	2,716
6.750%, 01/31/21(A)	200	207
6.000%, 06/30/21(A)	800	822
4.625%, 05/15/23(A)	350	352
Ball
5.250%, 07/01/25	1,225	1,320
Berry Plastics
6.000%, 10/15/22	400	422
5.500%, 05/15/22	2,075	2,148
5.125%, 07/15/23	575	584
BWAY Holding
9.125%, 08/15/21(A)	2,225	2,308
Crown Americas
4.500%, 01/15/23	650	674
4.250%, 09/30/26(A)	225	225
Graphic Packaging International
4.875%, 11/15/22	350	367
Owens-Brockway Glass Container
6.375%, 08/15/25(A)	425	468

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
5.875%, 08/15/23(A)	$375	$403
5.375%, 01/15/25(A)	950	988
5.000%, 01/15/22(A)	125	133
Pactiv
7.950%, 12/15/25	200	218
Reynolds Group Issuer
8.250%, 02/15/21	2,475	2,580
7.000%, 07/15/24(A)	300	322
5.750%, 10/15/20	1,350	1,392
Sealed Air
5.500%, 09/15/25(A)	800	858
5.125%, 12/01/24(A)	850	898
4.875%, 12/01/22(A)	475	499

Total Containers & Packaging		21,849

Data Processing/Mgmt [0.3%]
First Data
7.000%, 12/01/23(A)	1,525	1,612
5.750%, 01/15/24(A)	3,050	3,134
5.375%, 08/15/23(A)	1,300	1,339

Total Data Processing/Mgmt		6,085

Decision Support Software [0.1%]
MSCI
5.750%, 08/15/25(A)	525	561
5.250%, 11/15/24(A)	275	291
4.750%, 08/01/26(A)	275	278

Total Decision Support Software		1,130

Dental Supplies and Equip [0.1%]
IDH Finance
6.500%, 08/15/22(C)	1,500	1,925

Diagnostic Equipment [0.2%]
Crimson Merger Sub
6.625%, 05/15/22(A)	3,900	3,442

Dialysis Centers [0.1%]
DaVita HealthCare Partners
5.750%, 08/15/22	775	812
5.125%, 07/15/24	175	179
5.000%, 05/01/25	625	627

Total Dialysis Centers		1,618

Diamonds/Precious Stones [0.0%]
Petra Diamonds US Treasury
8.250%, 05/31/20	1,050	1,076

Disposable Medical Prod [0.1%]
Sterigenics-Nordion Holdings
6.500%, 05/15/23(A)	2,150	2,236

Distribution/Wholesale [0.2%]
American Builders & Contractors Supply
5.750%, 12/15/23(A)	200	209
5.625%, 04/15/21(A)	900	932
Beacon Roofing Supply
6.375%, 10/01/23	450	486
DH Services Luxembourg Sarl
7.750%, 12/15/20(A)	1,350	1,407
HD Supply
7.500%, 07/15/20	475	493
5.750%, 04/15/24(A)	950	998
5.250%, 12/15/21(A)	450	476
Performance Food Group
5.500%, 06/01/24(A)	200	206

Total Distribution/Wholesale		5,207

Diversified Minerals [0.1%]
Teck Resources
8.500%, 06/01/24(A)	850	973
6.125%, 10/01/35	975	917
6.000%, 08/15/40	450	415

Total Diversified Minerals		2,305

Drugs [0.4%]
Endo
6.000%, 07/15/23(A)	700	637
Endo Finance
6.500%, 02/01/25(A)	2,025	1,790
Grifols Worldwide Operations
5.250%, 04/01/22	1,250	1,294
Valeant Pharmaceuticals International
7.250%, 07/15/22(A)	600	557
5.625%, 12/01/21(A)	700	625
5.500%, 03/01/23(A)	100	85
VPII Escrow
7.500%, 07/15/21(A)	900	871
VRX Escrow
6.125%, 04/15/25(A)	2,825	2,433
5.875%, 05/15/23(A)	1,175	1,013

Total Drugs		9,305

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
E-Commerce/Services [0.1%]
Match Group
6.750%, 12/15/22	$1,525	$1,622
6.375%, 06/01/24	450	490

Total E-Commerce/Services		2,112

Electric Utilities [0.5%]
AES Andres BV
7.950%, 05/11/26	4,000	4,260
Calpine
5.875%, 01/15/24(A)	550	581
5.750%, 01/15/25	2,225	2,197
NRG Energy
7.250%, 05/15/26(A)	325	331
6.625%, 03/15/23	1,175	1,187
6.625%, 01/15/27(A)	625	612
6.250%, 05/01/24	1,575	1,599

Total Electric Utilities		10,767

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21	1,650	1,687
5.375%, 06/15/24(A)	250	251

Total Electrical Products		1,938

Electric-Distribution [0.3%]
1MDB Energy
5.990%, 05/11/22	4,000	4,465
AES El Salvador Trust II
6.750%, 03/28/23	2,000	1,890

Total Electric-Distribution		6,355

Energy [0.0%]
CGG
6.875%, 01/15/22	375	191

Energy & Power [0.1%]
TerraForm Power Operating
6.125%, 06/15/25(A) (E)	700	735
5.875%, 02/01/23(A) (E)	525	539

Total Energy & Power		1,274

Engineering/R and D Services [0.0%]
Engility
8.875%, 09/01/24(A)	525	532

Enterprise Software/Serv [0.6%]
BCP Singapore VI Cayman Financing
8.000%, 04/15/21	4,200	4,137
BMC Software Finance
8.125%, 07/15/21(A)	2,425	2,201
Ensemble S Merger Sub
9.000%, 09/30/23(A)	1,125	1,181
Infor Software Parent
7.125%, 05/01/21(A) (B)	1,975	1,916
Infor US
6.500%, 05/15/22	3,100	3,139
JDA Escrow
7.375%, 10/15/24(A)	925	950

Total Enterprise Software/Serv		13,524

Entertainment & Gaming [0.9%]
Boyd Gaming
6.875%, 05/15/23	1,225	1,326
6.375%, 04/01/26(A)	500	536
Chester Downs & Marina
9.250%, 02/01/20(A)	1,175	1,084
Global Liman Isletmeleri
8.125%, 11/14/21	1,000	966
MGM Growth Properties Operating Partnership
5.625%, 05/01/24(A)	425	461
MGM Resorts International
7.750%, 03/15/22	1,400	1,624
6.750%, 10/01/20	250	280
6.000%, 03/15/23	600	651
5.250%, 03/31/20	350	373
Mohegan Tribal Gaming Authority
9.750%, 09/01/21	1,475	1,591
7.875%, 10/15/24(A)	975	973
Penn National Gaming
5.875%, 11/01/21	1,525	1,575
Pinnacle Entertainment
5.625%, 05/01/24(A)	1,325	1,332
Regal Entertainment Group
5.750%, 03/15/22	500	516
5.750%, 02/01/25	650	655
Rivers Pittsburgh Borrower
6.125%, 08/15/21(A)	1,025	1,058
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	2,000	2,020
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)	470	477

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Station Casinos
7.500%, 03/01/21	$1,450	$1,533

Total Entertainment & Gaming		19,031

Export/Import Bank [0.2%]
Ukreximbank Via Biz Finance
9.625%, 04/27/22	4,000	3,921

Financial Services [1.3%]
AerCap Ireland Capital
4.500%, 05/15/21	800	837
Ally Financial
5.750%, 11/20/25	1,975	2,066
5.125%, 09/30/24	450	477
4.750%, 09/10/18	1,150	1,190
4.625%, 03/30/25	1,300	1,332
4.125%, 03/30/20	425	432
4.125%, 02/13/22	400	404
2.750%, 01/30/17	475	476
Arrow Global Finance
4.951%, 11/01/21(C)	1,000	1,145
Astana Finance JSC
0.000%, 12/22/24(F) (H)	147	—
Cabot Financial Luxembourg II
5.875%, 11/15/21(C)	1,000	1,111
Dana Financing Luxembourg Sarl
6.500%, 06/01/26(A)	925	969
Helios Towers Finance Netherlands BV
8.375%, 07/15/19	5,000	5,150
International Lease Finance
5.875%, 08/15/22	725	804
4.625%, 04/15/21	800	838
Lock
5.500%, 08/15/20(C)	2,000	2,241
Navient
7.250%, 09/25/23	250	250
6.625%, 07/26/21	100	101
5.875%, 10/25/24	1,325	1,206
Navient, MTN
6.125%, 03/25/24	575	535
5.500%, 01/25/23	175	161
Promontoria MCS SAS
5.452%, 09/30/21(C)	100	113
Quicken Loans
5.750%, 05/01/25(A)	2,450	2,432
Russian Standard
13.000%, 10/27/22(B)	5,184	1,375
Unifin Financiera SOFOM ENR
7.250%, 09/27/23	2,000	1,997

Total Financial Services		27,642

Firearms and Ammunition [0.0%]
FGI Operating Company
7.875%, 05/01/20	1,250	1,037

Food, Beverage & Tobacco [2.4%]
ARAMARK
5.750%, 03/15/20	303	311
5.125%, 01/15/24	300	312
5.125%, 01/15/24(A)	775	806
Boparan Finance
5.500%, 07/15/21	1,000	1,196
Boparan Finance, MTN
4.375%, 07/15/21	1,000	1,046
BRF GmbH
4.350%, 09/29/26	3,000	2,937
ESAL GmbH
6.250%, 02/05/23	300	291
Galapagos
4.448%, 06/15/21(C)	3,000	3,286
Hearthside Group Holdings
6.500%, 05/01/22(A)	1,675	1,650
JBS Investments GmbH
7.750%, 10/28/20	1,000	1,048
7.250%, 04/03/24	3,500	3,561
Marfrig Holding Europe BV
6.875%, 06/24/19	6,260	6,338
Marfrig Holdings Europe BV
8.000%, 06/08/23	10,355	10,609
Marfrig Overseas
9.625%, 11/16/16	170	170
9.500%, 05/04/20	5,314	5,473
MHP
8.250%, 04/02/20	4,587	4,404
Minerva Luxembourg
8.750%, 12/29/49(C)	3,700	3,728
6.500%, 09/20/26	2,000	1,965
Pinnacle Foods Finance
5.875%, 01/15/24(A)	250	267
4.875%, 05/01/21	1,125	1,155
Smithfield Foods
6.625%, 08/15/22	850	899
Sun Merger Sub
5.875%, 08/01/21(A)	600	627

Total Food, Beverage & Tobacco		52,079

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Food-Flour and Grain [0.2%]
Post Holdings
8.000%, 07/15/25(A)	$1,500	$1,717
7.750%, 03/15/24(A)	375	420
6.000%, 12/15/22(A)	150	158
5.000%, 08/15/26(A)	1,475	1,468

Total Food-Flour and Grain		3,763

Food-Wholesale/Distrib [0.0%]
US Foods
5.875%, 06/15/24(A)	1,225	1,271

Gas-Distribution [0.1%]
AmeriGas Partners
5.875%, 08/20/26	1,075	1,140
5.625%, 05/20/24	400	424

Total Gas-Distribution		1,564

Health Care [0.1%]
Envision Healthcare
5.125%, 07/01/22(A)	1,625	1,617

Home Decoration Products [0.1%]
RSI Home Products
6.500%, 03/15/23(A)	1,750	1,846

Hotels and Motels [0.3%]
Grupo Posadas
7.875%, 06/30/22	6,705	6,975
Hilton Domestic Operating
4.250%, 09/01/24(A)	550	561

Total Hotels and Motels		7,536

Human Resources [0.1%]
Team Health
7.250%, 12/15/23(A)	1,525	1,641

Industrial [0.0%]
Unifrax I
7.500%, 02/15/19(A)	975	912

Insurance [0.2%]
Hockey Merger Sub 2
7.875%, 10/01/21(A)	2,100	2,142
Hub Holdings
8.125%, 07/15/19(A) (B)	1,650	1,609
HUB International
9.250%, 02/15/21(A)	150	156

Total Insurance		3,907

Internet Connectiv Svcs [0.1%]
Adria Bidco BV
7.875%, 11/15/20	1,400	1,636

Internet Security [0.0%]
VeriSign
5.250%, 04/01/25	525	551
4.625%, 05/01/23	400	406

Total Internet Security		957

Investment Banker/Broker Dealer [0.0%]
BCD Acquisition
9.625%, 09/15/23(A)	800	836

Investment Companies [0.2%]
HT Global IT Solutions Holdings
7.000%, 07/14/21	2,350	2,466
Renaissance Credit Via Renaissance Consumer Funding
13.500%, 05/22/19	1,875	1,763

Total Investment Companies		4,229

Mach Tools and Rel Products [0.0%]
Milacron
7.750%, 02/15/21(A)	800	832

Machinery [0.0%]
Cloud Crane
10.125%, 08/01/24(A)	575	595

Machinery-General Indust [0.1%]
Gardner Denver
6.875%, 08/15/21(A)	950	891
Zebra Technologies
7.250%, 10/15/22	1,800	1,951

Total Machinery-General Indust		2,842

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Manufacturing [0.0%]
Cleaver-Brooks
8.750%, 12/15/19(A)	$950	$995

Media - Non-Cable [0.0%]
Intelsat Jackson Holdings
7.250%, 10/15/20	500	388

Medical Information Sys [0.0%]
IMS Health
5.000%, 10/15/26(A)	725	754

Medical Labs and Testing Srv [0.2%]
Synlab Bondco
5.000%, 07/01/22(C)	3,000	3,391

Medical Products & Services [1.6%]
Acadia Healthcare
6.500%, 03/01/24	1,850	1,938
CHS
6.875%, 02/01/22	3,550	3,053
5.125%, 08/01/21	675	670
HCA
7.500%, 02/15/22	1,625	1,865
6.500%, 02/15/20	300	332
5.875%, 05/01/23	825	879
5.875%, 02/15/26	250	267
5.375%, 02/01/25	2,250	2,323
5.250%, 04/15/25	2,025	2,159
5.000%, 03/15/24	1,875	1,978
4.500%, 02/15/27	250	252
HCA Holdings
6.250%, 02/15/21	550	597
Hill-Rom Holdings
5.750%, 09/01/23(A)	275	294
IASIS Healthcare
8.375%, 05/15/19	1,875	1,697
Jubilant Pharma
4.875%, 10/06/21	5,000	4,980
LifePoint Health
5.875%, 12/01/23	325	337
5.375%, 05/01/24(A)	600	600
LifePoint Hospitals
5.500%, 12/01/21	875	912
Mallinckrodt International Finance
5.625%, 10/15/23(A)	475	455
5.500%, 04/15/25(A)	1,500	1,425
4.875%, 04/15/20(A)	325	331
4.750%, 04/15/23	975	877
Teleflex
5.250%, 06/15/24	450	469
4.875%, 06/01/26	375	388
Tenet Healthcare
8.125%, 04/01/22	1,625	1,625
6.750%, 06/15/23	2,050	1,907
4.500%, 04/01/21	700	704
4.375%, 10/01/21	925	920

Total Medical Products & Services		34,234

Medical-HMO [0.1%]
MPH Acquisition Holdings
7.125%, 06/01/24(A)	1,375	1,478

Medical-Outptnt/Home Med [0.1%]
Amsurg
5.625%, 11/30/20	300	308
5.625%, 07/15/22	1,075	1,099

Total Medical-Outptnt/Home Med		1,407

Medical-Whsle Drug Dist [0.1%]
Vizient
10.375%, 03/01/24(A)	1,525	1,750

Metal-Copper [0.1%]
Freeport-McMoRan
5.400%, 11/14/34	2,300	1,909
3.875%, 03/15/23	1,175	1,054

Total Metal-Copper		2,963

Metal-Iron [0.7%]
Vale Overseas
6.875%, 11/21/36	5,161	5,042
6.875%, 11/10/39	10,484	10,143

Total Metal-Iron		15,185

Metals & Mining [0.3%]
TiZir
9.000%, 09/28/17	4,100	3,403
Vedanta Resources
8.250%, 06/07/21	3,000	3,030
7.125%, 05/31/23	1,000	944

Total Metals & Mining		7,377

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Mining Other [0.2%]
Uranium One Investments
6.250%, 12/13/18	$4,005	$4,054

Miscellaneous Business Services [0.1%]
Garda World Security
7.250%, 11/15/21(A)	1,825	1,683

Miscellaneous Manufacturing [0.2%]
Magnesita Finance
8.625%, 04/29/49	813	667
Natsionalnaya Kompaniya Kazakhstan Engineering AO
4.550%, 12/03/16	278	274
Rio Oil Finance Trust, Ser 2014-1
9.250%, 07/06/24	3,134	2,789

Total Miscellaneous Manufacturing		3,730

MRI/Medical Diag Imaging [0.1%]
Surgical Care Affiliates
6.000%, 04/01/23(A)	1,125	1,181

Office Automation and Equip [0.1%]
CDW
6.000%, 08/15/22	1,125	1,198
5.500%, 12/01/24	1,125	1,201

Total Office Automation and Equip		2,399

Oil-Field Services [0.3%]
Borets Finance
7.625%, 09/26/18	2,620	2,594
Hiland Partners
5.500%, 05/15/22(A)	375	390
Sea Trucks Group
9.000%, 03/26/18(A)	4,480	1,413
Weatherford International
8.250%, 06/15/23	825	815
7.000%, 03/15/38	775	574
Western Refining Logistics
7.500%, 02/15/23	1,125	1,153

Total Oil-Field Services		6,939

Paper & Related Products [0.4%]
Argos Merger Sub
7.125%, 03/15/23(A)	2,775	2,907
Clearwater Paper
5.375%, 02/01/25(A)	1,450	1,477
Eldorado International Finance GmbH
8.625%, 06/16/21	4,000	3,200

Total Paper & Related Products		7,584

Petroleum & Fuel Products [8.3%]
Access Midstream Partners
4.875%, 05/15/23	300	304
4.875%, 03/15/24	825	834
Antero Midstream Partners
5.375%, 09/15/24(A)	550	557
Antero Resources
5.625%, 06/01/23	200	204
5.125%, 12/01/22	350	353
Antero Resources Finance
6.000%, 12/01/20	650	672
5.375%, 11/01/21	475	480
Blue Racer Midstream
6.125%, 11/15/22(A)	300	293
Callon Petroleum
6.125%, 10/01/24(A)	250	259
Carrizo Oil & Gas
7.500%, 09/15/20	775	802
6.250%, 04/15/23	675	668
Cheniere Corpus Christi Holdings
7.000%, 06/30/24(A)	375	405
Chesapeake Energy
8.000%, 12/15/22(A)	800	811
6.875%, 11/15/20	225	210
5.750%, 03/15/23	350	297
5.375%, 06/15/21	500	435
Continental Resources
4.500%, 04/15/23	1,275	1,224
Crestwood Midstream Partners
6.250%, 04/01/23	450	456
6.125%, 03/01/22	450	454
6.000%, 12/15/20	250	252
CrownRock
7.750%, 02/15/23(A)	225	241
7.125%, 04/15/21(A)	150	157
CVR Refining
6.500%, 11/01/22	1,250	1,131
Dana Gas Sukuk
9.000%, 10/31/17(A)	2,120	2,025
DNO
8.750%, 06/18/20(A)	4,300	3,569

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Energy Transfer Equity
5.875%, 01/15/24	$2,125	$2,205
5.500%, 06/01/27	175	174
EP Energy
9.375%, 05/01/20	175	124
7.750%, 09/01/22	150	89
6.375%, 06/15/23	350	209
EP PetroEcuador via Noble Sovereign Funding I
6.487%, 09/24/19(C)	22,216	21,494
Genel Energy Finance
7.500%, 05/14/19(A)	4,600	3,588
Georgian Oil and Gas JSC
6.750%, 04/26/21	3,500	3,675
Gulf Keystone Petroleum
13.000%, 04/18/17(D)	4,400	5,082
Gulfport Energy
7.750%, 11/01/20	750	779
6.625%, 05/01/23	425	436
Halcon Resources
8.625%, 02/01/20(A)	600	603
Holly Energy Partners
6.500%, 03/01/20	1,050	1,083
6.000%, 08/01/24(A)	850	880
Kinder Morgan
5.625%, 11/15/23(A)	625	689
Laredo Petroleum
7.375%, 05/01/22	775	801
6.250%, 03/15/23	200	196
5.625%, 01/15/22	375	364
Legacy Reserves
6.625%, 12/01/21	400	208
Lone Pine Resources Canada
0.000%, 02/15/17(H) (J)	75	—
MPLX
4.875%, 12/01/24	700	724
4.875%, 06/01/25	875	904
Newfield Exploration
5.375%, 01/01/26	425	426
Northern Oil and Gas
8.000%, 06/01/20	1,325	1,018
Northern Tier Energy
7.125%, 11/15/20	1,075	1,099
Nostrum Oil & Gas Finance BV
6.375%, 02/14/19	9,568	8,803
Oasis Petroleum
6.875%, 03/15/22	725	694
6.875%, 01/15/23	225	215
6.500%, 11/01/21	850	812
Odebrecht Drilling Norbe VIII
6.350%, 06/30/21	905	276
Pan American Energy
7.875%, 05/07/21	1,000	1,072
Parsley Energy
6.250%, 06/01/24(A)	150	155
PDC Energy
7.750%, 10/15/22	175	187
6.125%, 09/15/24(A)	175	181
Petrobras Argentina
7.375%, 07/21/23	1,000	1,032
Petrobras Global Finance BV
8.750%, 05/23/26	5,840	6,453
8.375%, 05/23/21	1,000	1,092
6.875%, 01/20/40	8,435	7,446
6.850%, 06/05/15	1,228	1,039
6.250%, 03/17/24	1,512	1,470
6.125%, 10/06/16	2,629	2,628
5.375%, 01/27/21	7,045	6,985
3.737%, 03/17/20(C)	726	710
Petroleos de Venezuela
9.750%, 05/17/35	10,765	5,587
8.500%, 11/02/17	10,688	9,176
5.250%, 04/12/17	984	839
5.125%, 10/28/16	6,420	6,227
Puma International Financing
6.750%, 02/01/21	2,000	2,064
QEP Resources
6.875%, 03/01/21	325	339
5.250%, 05/01/23	325	320
QGOG Atlantic
5.250%, 07/30/18	2,797	2,433
QGOG Constellation
6.250%, 11/09/19	11,575	5,209
Range Resources
5.000%, 03/15/23(A)	475	467
4.875%, 05/15/25	772	741
Regency Energy Partners
5.875%, 03/01/22	225	248
5.500%, 04/15/23	200	206
5.000%, 10/01/22	150	158
4.500%, 11/01/23	350	352
Rice Energy
7.250%, 05/01/23	200	214
6.250%, 05/01/22	1,125	1,162
Rose Rock Midstream
5.625%, 07/15/22	275	253
RSP Permian
6.625%, 10/01/22	625	655
Sabine Pass Liquefaction
6.250%, 03/15/22	1,550	1,693
5.625%, 02/01/21	1,100	1,162
5.625%, 04/15/23	175	187

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
5.625%, 03/01/25	$300	$323
5.000%, 03/15/27(A)	550	564
Seven Energy
10.250%, 10/11/21	8,960	2,688
SM Energy
6.750%, 09/15/26	150	151
6.500%, 11/15/21	100	102
6.500%, 01/01/23	575	581
6.125%, 11/15/22	225	225
5.625%, 06/01/25	550	517
5.000%, 01/15/24	350	329
Southwestern Energy
4.100%, 03/15/22	1,075	976
Summit Midstream Holdings
7.500%, 07/01/21	325	336
5.500%, 08/15/22	1,600	1,524
Targa Resources Partners
5.375%, 02/01/27(A)	925	931
5.250%, 05/01/23	350	354
5.125%, 02/01/25(A)	475	476
Tesoro
5.375%, 10/01/22	375	390
Tesoro Logistics
6.375%, 05/01/24	200	215
6.250%, 10/15/22	975	1,041
6.125%, 10/15/21	475	496
5.875%, 10/01/20	875	901
5.500%, 10/15/19	50	53
5.125%, 04/01/24	600	618
Whiting Petroleum
6.250%, 04/01/23	1,425	1,300
5.750%, 03/15/21	150	140
5.000%, 03/15/19	375	363
Williams
4.550%, 06/24/24	900	918
WPX Energy
8.250%, 08/01/23	275	296
7.500%, 08/01/20	75	79
6.000%, 01/15/22	300	299
5.250%, 09/15/24	175	165
YPF
8.500%, 07/28/25	2,505	2,748
YPF, MTN
31.354%, 07/07/20(C)	2,710	3,160
YPF Sociedad Anonima
8.500%, 03/23/21	1,810	2,020
Zhaikmunai LLP
7.125%, 11/13/19	10,237	9,444

Total Petroleum & Fuel Products		179,608

Phys Practice Mgmnt [0.0%]
MEDNAX
5.250%, 12/01/23(A)	200	210

Printing & Publishing [0.3%]
Expo Event Transco
9.000%, 06/15/21(A)	1,175	1,221
Multi-Color
6.125%, 12/01/22(A)	1,550	1,628
Mustang Merger
8.500%, 08/15/21(A)	850	904
Nielsen Finance
5.000%, 04/15/22(A)	1,700	1,755

Total Printing & Publishing		5,508

Publishing-Books [0.0%]
McGraw-Hill Global Education Holdings
7.875%, 05/15/24(A)	575	621

Publishing-Newspapers [0.1%]
Gannett
6.375%, 10/15/23	1,125	1,209
5.500%, 09/15/24(A)	50	52
4.875%, 09/15/21(A)	50	52

Total Publishing-Newspapers		1,313

Quarrying [0.0%]
Compass Minerals International
4.875%, 07/15/24(A)	975	921

Radio [0.4%]
Cumulus Media Holdings
7.750%, 05/01/19	500	202
Entercom Radio
10.500%, 12/01/19	675	703
Radio One
9.250%, 02/15/20(A)	900	839
7.375%, 04/15/22(A)	1,225	1,231
Sirius XM Holdings
4.625%, 05/15/23(A)	1,250	1,250
Sirius XM Radio
6.000%, 07/15/24(A)	975	1,040
5.375%, 04/15/25(A)	1,150	1,187
5.375%, 07/15/26(A)	575	594
Townsquare Media
6.500%, 04/01/23(A)	1,200	1,218

Total Radio		8,264

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Real Estate Investment Trusts [0.1%]
GLP Capital
5.375%, 11/01/23	$450	$485
5.375%, 04/15/26	525	564
Iron Mountain
5.750%, 08/15/24	725	745
Lamar Media
5.875%, 02/01/22	525	547
5.750%, 02/01/26	100	108
5.375%, 01/15/24	450	472
RHP Hotel Properties
5.000%, 04/15/23	150	152

Total Real Estate Investment Trusts		3,073

Real Estate Oper/Develop [1.0%]
BR Properties
9.000%, 10/29/49	1,000	952
IRSA Propiedades
8.750%, 03/23/23	850	952
Kaisa Group Holdings
6.560%, 12/31/19	1,279	1,216
6.560%, 06/30/20	2,272	2,160
6.560%, 12/31/20	2,979	2,832
6.560%, 06/30/21	3,175	3,025
6.560%, 12/31/21	3,425	3,280
Vingroup JSC
11.625%, 05/07/18	4,000	4,240
VLL International, MTN
7.375%, 06/18/22	2,500	2,741

Total Real Estate Oper/Develop		21,398

Research and Development [0.2%]
Jaguar Holding II
6.375%, 08/01/23(A)	3,225	3,354

Retail [1.1%]
Albertsons
6.625%, 06/15/24(A)	750	780
5.750%, 03/15/25(A)	900	898
AmeriGas Finance
7.000%, 05/20/22	675	714
BKW
6.000%, 04/01/22(A)	2,275	2,383
Ferrellgas
6.750%, 01/15/22	1,175	1,046
6.750%, 06/15/23	850	748
6.500%, 05/01/21	675	617
Grupo Famsa
7.250%, 06/01/20	2,800	2,352
Hillman Group
6.375%, 07/15/22(A)	1,950	1,828
Iceland Bondco
4.838%, 07/15/20(C)	1,000	1,212
JC Penney
5.875%, 07/01/23(A)	475	494
KFC Holding
5.250%, 06/01/26(A)	625	661
5.000%, 06/01/24(A)	325	340
Michaels Stores
5.875%, 12/15/20(A)	1,500	1,556
Neiman Marcus Group
8.750%, 10/15/21(A) (B)	550	432
New Look Secured Issuer
4.500%, 07/01/22(C)	2,000	2,095
NPC International
10.500%, 01/15/20	625	653
Party City Holdings
6.125%, 08/15/23(A)	1,175	1,253
Rite Aid
6.125%, 04/01/23(A)	1,050	1,133
Sally Holdings
5.625%, 12/01/25	175	188
Stonegate Pub Financing
5.338%, 04/15/19(C)	1,000	1,293
Vista Outdoor
5.875%, 10/01/23(A)	525	549
Yum! Brands
3.875%, 11/01/23	475	468

Total Retail		23,693

Rubber & Plastic [0.0%]
Goodyear Tire & Rubber
5.125%, 11/15/23	400	417
5.000%, 05/31/26	675	694

Total Rubber & Plastic		1,111

Rubber/Plastic Products [0.1%]
Gates Global
6.000%, 07/15/22(A)	2,100	1,995

Semi-Conductors [0.3%]
Advanced Micro Devices
7.000%, 07/01/24	349	343
Entegris
6.000%, 04/01/22(A)	1,300	1,345
Micron Technology
5.500%, 02/01/25	375	368
5.250%, 08/01/23(A)	575	568

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
5.250%, 01/15/24(A)	$400	$384
Microsemi
9.125%, 04/15/23(A)	700	798
Qorvo
7.000%, 12/01/25(A)	875	949
Sensata Technologies BV
5.625%, 11/01/24(A)	425	449
5.000%, 10/01/25(A)	575	588
Sensata Technologies UK Financing
6.250%, 02/15/26(A)	225	243

Total Semi-Conductors		6,035

Sovereign Agency [0.0%]
KazAgro National Management Holding JSC, MTN
4.625%, 05/24/23	500	481

Steel & Steel Works [0.6%]
ArcelorMittal
6.125%, 06/01/25	1,675	1,826
Ferrexpo Finance
10.375%, 04/07/19	2,588	2,556
Metinvest BV, MTN
10.500%, 11/28/17	2,259	1,808
8.750%, 02/14/18	5,333	4,267
Steel Dynamics
6.375%, 08/15/22	300	316
5.500%, 10/01/24	900	943
5.250%, 04/15/23	125	129
5.125%, 10/01/21	225	234

Total Steel & Steel Works		12,079

Sugar [0.2%]
Cosan Luxembourg
7.000%, 01/20/27	4,000	4,160

Telecommunication Equip [0.1%]
CommScope
5.500%, 06/15/24(A)	525	551
CommScope Technologies Finance
6.000%, 06/15/25(A)	950	1,013

Total Telecommunication Equip		1,564

Telephones & Telecommunications [5.4%]
Altice
7.750%, 05/15/22(A)	2,100	2,242
7.625%, 02/15/25(A)	725	743
Altice Financing
6.625%, 02/15/23(A)	2,000	2,052
Altice US Finance I
5.375%, 07/15/23(A)	575	595
Altice US Finance II
7.750%, 07/15/25(A)	1,000	1,080
Colombia Telecomunicaciones ESP
8.500%, 12/29/49(C)	1,100	957
Comcel Trust
6.875%, 02/06/24	7,885	8,107
Digicel
7.000%, 02/15/20(A)	325	310
6.000%, 04/15/21	12,405	10,959
6.000%, 04/15/21(A)	175	155
Digicel Group
8.250%, 09/30/20	15,855	13,854
8.250%, 09/30/20(A)	1,375	1,195
7.125%, 04/01/22	12,050	9,215
eircom Finance DAC
4.500%, 05/31/22	500	568
GTH Finance BV
7.250%, 04/26/23	6,945	7,529
Intelsat Jackson Holdings
8.000%, 02/15/24(A)	975	977
7.500%, 04/01/21	675	510
5.500%, 08/01/23	1,900	1,316
Intelsat Luxembourg
8.125%, 06/01/23	600	202
7.750%, 06/01/21	825	276
Level 3 Communications
5.750%, 12/01/22	750	784
Level 3 Financing
5.375%, 01/15/24	100	104
5.375%, 05/01/25	1,200	1,251
5.250%, 03/15/26(A)	400	413
Matterhorn Telecom
3.750%, 05/01/22(C)	1,500	1,677
Mauritius Investments
4.755%, 11/11/24	1,000	967
MetroPCS Wireless
6.625%, 11/15/20	600	616
Millicom International Cellular
6.000%, 03/15/25	5,060	5,124
Neptune Finco
10.875%, 10/15/25(A)	1,575	1,843
10.125%, 01/15/23(A)	825	951
6.625%, 10/15/25(A)	625	678
Reliance Communications
6.500%, 11/06/20	1,000	1,027

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Sable International Finance
6.875%, 08/01/22	$6,380	$6,651
Sixsigma Networks Mexico
8.250%, 11/07/21	4,000	3,920
Sprint
7.875%, 09/15/23	3,300	3,321
7.625%, 02/15/25	425	421
7.125%, 06/15/24	500	487
Sprint Capital
6.875%, 11/15/28	1,800	1,690
Sprint Nextel
7.000%, 03/01/20(A)	350	375
6.000%, 11/15/22	1,400	1,298
Syniverse Holdings
9.125%, 01/15/19	1,025	774
T-Mobile USA
6.836%, 04/28/23	1,500	1,616
6.731%, 04/28/22	125	131
6.633%, 04/28/21	125	132
6.625%, 04/01/23	1,450	1,557
6.500%, 01/15/24	875	947
6.500%, 01/15/26	700	774
6.375%, 03/01/25	575	625
6.125%, 01/15/22	275	292
6.000%, 04/15/24	550	589
Verisure Holding
6.000%, 11/01/22	500	605
VimpelCom Holdings BV
7.504%, 03/01/22	6,988	7,827
Virgin Media Finance
6.375%, 04/15/23(A)	675	709
Virgin Media Secured Finance
5.250%, 01/15/26(A)	2,250	2,284
Vivacom, MTN
6.625%, 11/15/18	673	767

Total Telephones & Telecommunications		116,069

Textile-Home Furnishings [0.0%]
Springs Industries
6.250%, 06/01/21	850	880

Textile-Products [0.4%]
Golden Legacy Pte
8.250%, 06/07/21	7,335	7,789

Transactional Software [0.1%]
Solera
10.500%, 03/01/24(A)	1,775	1,979

Transportation Services [1.5%]
Air Medical Merger Sub
6.375%, 05/15/23(A)	1,525	1,475
DME Airport
6.000%, 11/26/18	3,000	3,083
DTEK Finance
10.375%, 03/28/18	5,920	4,027
7.875%, 04/04/18	13,963	9,498
Dubai Holding Commercial Operations, MTN
6.000%, 02/01/17	2,850	3,735
Nielsen Luxembourg SaRL
5.500%, 10/01/21(A)	250	261
Noble Group
6.000%, 06/24/49(C)	520	267
Sabre GLBL
5.375%, 04/15/23(A)	900	925
5.250%, 11/15/23(A)	125	127
Silk Bidco
7.500%, 02/01/22	100	117
Topaz Marine
8.625%, 11/01/18	950	919
Travelex Financing
6.494%, 08/01/18(C)	1,000	1,232
Ukraine Railways via Shortline
9.875%, 09/15/21	6,200	5,952

Total Transportation Services		31,618

Utility [0.1%]
Suburban Propane Partners
7.375%, 08/01/21	275	286
5.750%, 03/01/25	850	861
5.500%, 06/01/24	1,300	1,319
Viridian Group
7.500%, 03/01/20	500	591

Total Utility		3,057

Total Corporate Bonds
(Cost $1,093,054)		1,097,549

Loan Participations [27.6%]
Aerospace [0.9%]
Air Canada, Term Loan
3.250%, 09/26/19	1,398	1,399
Air Canada, Term Loan - 2023
2.750%, 09/23/23(G)	1,175	1,176

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
AM General, Term Loan B - 2013
9.000%, 03/22/18	$1,213	$1,192
American Airlines, 2015 Term Loans
2.500%, 06/27/20	1,225	1,226
American Airlines, Term Loan B
2.750%, 04/29/23	545	546
AWAS, Term Loan
3.250%, 06/30/18	1,340	1,345
Computer Sciences Government Services, Term Loan B
3.000%, 10/29/22	770	776
Dae Aviation Holdings, Term Loan B
4.250%, 06/25/22	433	435
Engility, Term Loan B-1
4.250%, 08/15/20	1,285	1,297
Engility, Term Loan B-2
4.750%, 08/15/23	2,169	2,189
TransDigm, Term Loan D
3.000%, 06/04/21	1,747	1,745
TransDigm, Term Loan E
3.000%, 05/13/22	1,151	1,152
TransDigm, Term Loan F
3.000%, 06/07/23	1,760	1,759
US Airways Group, Term Loan B-1
2.750%, 05/23/19	1,120	1,120
WP CPP Holdings, Second Lien
7.750%, 04/21/23	67	61
WP CPP Holdings, Term B-3 Loan
3.500%, 12/28/19	933	913

Total Aerospace		18,331

Automotive [0.2%]
Allison Transmission, Term Loan B, 1st Lien
2.750%, 09/16/22(G)	350	352
Car Trawler, Term Loan
4.250%, 04/30/21	2,752	3,060
Oasis Holdings
1.638%, 11/19/20(H)	4,580	1,466

Total Automotive		4,878

Broadcasting [0.6%]
Cumulus Media, Term Loan B
3.250%, 12/23/20	488	338
EIG Investors, Term Loan
5.000%, 02/09/23	589	548
Gray Television, Term Loan B
3.188%, 06/13/21	1,524	1,532
IHeart Communications, Term Loan E
7.500%, 07/30/19	2,313	1,767
Media General, Term Loan B
3.000%, 07/31/20	546	546
Mission Broadcasting, Term Loan B
3.000%, 09/26/23	47	47
Nexstar Broadcasting, Term Loan B
3.000%, 09/26/23(G)	523	526
Tribune Media, Term Loan B
3.000%, 12/27/20	1,642	1,653
Univision Comm (fka Umbrella), Replacement First-Lien Term Loans
3.000%, 03/01/20	1,750	1,753
Univision Comm (fka Umbrella), TL C-3 (2013 Term Loans)
3.000%, 03/01/20(C)	1,308	1,310
Ziggo Secured Finance B.V.
4.000%, 08/31/24(G)	3,000	3,375

Total Broadcasting		13,395

Cable/Wireless Video [1.5%]
Charter Comm Operating, LLC, Term Loan E
2.250%, 07/01/20	1,752	1,756
Charter Comm Operating, LLC, Term Loan H (2016)
2.500%, 08/24/21	736	739
Charter Comm Operating, LLC, Term Loan I (2016)
2.750%, 01/24/23	1,682	1,692
CSC Holdings, Term Loan B
4.000%, 09/25/22	1,117	1,118
Liberty Cablevision of Puerto Rico, First Lien Term Loan
3.500%, 01/07/22	2,190	2,158
Liberty Cablevision of Puerto Rico, Second Lien - 2014
6.750%, 07/07/23	215	205
M7 Group
4.250%, 06/17/21	977	1,103
MCC Iowa (Broadband), Term Loan H
2.500%, 01/29/21	1,264	1,270

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Quebecor Media, Term Loan B
2.500%, 08/17/20	$2,173	$2,164
Serbia Broadband (Telemach), Term Loan
9.000%, 06/19/19	3,423	3,892
Tele Columbus AG, Facility C, 1st Lien
6.000%, 01/04/21	1,000	1,131
Tele Columbus AG, Incremental Facility, 1st Lien
4.500%, 01/04/21	1,000	1,128
UPC Financing, Term Loan AN
3.000%, 08/31/24(G)	2,315	2,322
Virgin Media Invst Hlds Ltd, Term Loan F
2.750%, 06/07/23	2,835	2,846
WideOpenWest Finance LLC, Term Loan B
3.500%, 08/12/23	3,390	3,374
Ziggo B.V., Term Loan B1
2.750%, 01/15/22	2,525	2,523
Ziggo B.V., Term Loan B2
1.750%, 01/15/22	1,497	1,495
Ziggo B.V., Term Loan B3
2.750%, 01/15/22	465	465

Total Cable/Wireless Video		31,381

Chemicals [1.9%]
Albaugh, LLC, Initial Term Loan
5.000%, 05/30/21	424	423
Allnex, Term Loan B-1
5.000%, 06/02/23	1,500	1,705
Amplify Snack Brands, Term Loan B
5.500%, 08/29/23	760	752
Axalta Coating Systems US Holdings, Term Loan B - 2014
2.750%, 02/01/20	746	751
Chemours LLC, Term Loan B
3.000%, 05/07/22	1,171	1,158
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 1st Lien
4.750%, 09/07/21	2,529	2,515
Constantia Flexibles Cov-Lite, 1st Lien
4.750%, 04/30/22	827	828
4.750%, 04/30/22	161	161
Emerald Performance Materials, LLC, First Lien Term Loan
3.500%, 07/23/21	85	85
Emerald Performance Materials, LLC, Second Lien
6.750%, 07/23/22(G)	685	683
Flint Group SA, Term Loan C
4.750%, 09/03/21	418	416
GCP Applied Technologies, Term Loan B (2016)
3.250%, 02/03/22	254	256
Gemini HDPE LLC, Term Loan B
3.750%, 07/24/21	1,456	1,467
Huntsman International LLC, Term Loan
3.500%, 03/31/23	995	1,000
Ineos Finance PLC, 2020 Euro Term Loan, 1st Lien
4.000%, 12/15/20	985	1,114
Ineos Group Holdings PLC, Dollar Term Loans - 2018
2.750%, 05/04/18	689	690
Ineos Group Holdings PLC, Dollar Term Loans - 2020
2.750%, 12/15/20	5,208	5,217
Ineos Group Holdings PLC, Term Loan - 2022
3.250%, 03/12/22	256	257
Ineos Group Holdings PLC, Tranche 1 Extended Dollar Term Loans
2.500%, 12/31/16	990	988
INEOS Styrolution Group GmbH, Term Loan B
3.750%, 09/30/21(G)	1,055	1,065
Klockner Pentaplast
5.000%, 04/22/20	1,048	1,187
5.000%, 04/28/20	927	1,050
Kraton Polymers, Term Loan B
5.000%, 01/06/22	1,710	1,723
MacDermid (Platform), Tranche B Term Loan
4.500%, 06/07/20	553	554
MacDermid (Platform), Tranche B-3 Loan
4.500%, 06/07/20	2,050	2,058
MacDermid European Holdings B.V. (MacDermid Funding LLC), Euro Tranche C-2 Term Loan,
5.500%, 06/05/20	993	1,123

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Minerals Technologies, Term Loan B-1 - Floating TL
3.000%, 05/09/21	$2,657	$2,670
Minerals Technologies, Term Loan B-2 - Fixed TL
4.750%, 05/09/21(G)	3,005	3,028
Olin, Term Loan A
2.000%, 06/23/20	2,374	2,371
Perstorp Holding AB, Facility A (Mezzanine), 3rd Lien
6.500%, 12/27/17	2,316	2,354
Polyone, Term Loan B-1
2.750%, 11/10/22	478	482
PQ, Term Loan B
4.750%, 10/27/22	150	151
SIG Combibloc (Onex Wizard), Term Loan B
3.000%, 03/13/22	234	235
Univar, Term Loan B
3.250%, 07/01/22	241	241

Total Chemicals		40,758

Consumer Durables [0.0%]
WKI Holdings, Term Loan B
5.250%, 06/22/23(G)	225	219

Consumer Non-Durables [0.3%]
Coty, Term Loan B (Galleria)
3.000%, 10/22/22	525	526
Coty, Term Loan B
3.000%, 10/22/22	50	50
Eastman Kodak, Exit Term Loan
6.250%, 09/03/19	271	270
Horizon Holdings III, 1st Lien
4.500%, 10/31/22	2,000	2,270
NBTY, Term Loan B
4.000%, 05/09/23	374	376
Party City Holdings, Term Loan B - new
3.250%, 08/17/22	361	362
PHS, Lien 1
5.529%, 04/17/20	1,197	1,552
Varsity Brands (Hercules Achievement), Term Loan B
4.000%, 12/11/21	1,596	1,601

Total Consumer Non-Durables		7,007

Diversified Media [1.4%]
Affinion Group, Term Loan B
5.250%, 04/30/18	500	485
ALM Media, LLC, Term Loan B
4.500%, 07/29/20(H)	209	204
Bureau Van Dijk
5.216%, 09/17/21	867	1,122
Cengage Learning, Term Loan B
4.250%, 05/27/23	569	568
Deluxe Entertainment Services Group, Term Loan
5.500%, 02/28/20	537	529
Donnelley Financial Solutions, Term Loan B
4.000%, 09/26/23(G)	445	446
Emerald Expositions Holding, Term Loan B
3.750%, 06/17/20	234	235
Harland Clarke Holdings, Cov-Lite Term Loan B-4
5.993%, 08/04/19	3,571	3,502
Harland Clarke Holdings, Term Loan B3
5.500%, 05/22/18	5,419	5,347
Harland Clarke Holdings, Term Loan B-5
6.000%, 12/31/19	2,935	2,875
Learfield Communications, 2014 Replacement Term Loan
3.250%, 10/09/20	165	165
Lions Gate Entertainment, Funded Unsecured Bridge Loan
0.750%, 05/02/17(G)	1,244	1,244
Lions Gate Entertainment, Second Lien
5.000%, 03/17/22	1,105	1,124
Lions Gate Entertainment, Unsecured Bridge Loan
0.750%, 08/02/17(G)	4,311	4,311
Live Nation, Term Loan B
2.750%, 08/17/20	370	371
McGraw-Hill Global Education Holdings LLC, Term Loan - 2022
4.000%, 05/02/22	833	837
MediArena Acquisition (Endemol), First Lien Term Loan
5.750%, 08/11/21	501	443
Merrill Communications LLC, Term Loan - 2022
5.250%, 06/01/22	475	442
Nielsen Finance LLC, Term Loan B-3
2.500%, 10/03/23(G)	965	969

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Quad/Graphics, Term Loan B
3.250%, 04/28/21	$209	$209
Quincy Newspapers, Term Loan B
4.500%, 10/19/22	382	383
Rovi Solutions, Term Loan B
3.000%, 07/02/21	565	565
UFC Holdings (Buyer), Second Lien
7.500%, 08/03/24	215	218
UFC Holdings (Buyer), Term Loan B - 2023
4.000%, 08/03/23	510	514
WME IMG Holdings LLC, Second Lien
7.250%, 04/15/22(G)	1,140	1,138
WME IMG Holdings LLC, Term Loan B
4.250%, 05/06/21	2,428	2,435

Total Diversified Media		30,681

Energy [1.0%]
Alon USA, MLP Term Loan
8.000%, 11/26/18	543	540
Azure Midstream Holdings LLC, Term Loan B
6.500%, 11/15/18	154	127
Chesapeake Energy, Term Loan
7.500%, 08/16/21	1,215	1,275
Chief Exploration & Development LLC, Second Lien
6.500%, 05/16/21	130	121
CITGO Petroleum, Term Loan B 2015
8.500%, 05/09/18	2,043	2,066
EMG Utica, Term Loan
3.750%, 03/27/20	1,819	1,780
Energy Transfer Equity LP, Term Loan B
2.500%, 12/02/19(G)	6,500	6,443
Euro Garage Limited, Term Loan
6.091%, 01/27/23	2,000	2,575
Frac Tech International, Term Loan B - 2014
4.750%, 04/16/21(H)	641	252
Harvey Gulf International Marine, Term Loan A
4.250%, 06/18/18(G)	403	309
Harvey Gulf International Marine, Term Loan B
4.500%, 06/18/20	305	191
KCA Deutag, Term Loan
5.250%, 05/16/20	259	217
MEG Energy, Term Loan B - 2013
2.750%, 03/31/20(G)	324	302
Motor Fuel
6.000%, 08/05/22	2,000	2,579
New World Resources
13.000%, 10/07/16(H)	200	—
Osum Production, Term Loan B
5.500%, 07/31/20	1,124	674
Paradigm, Term C Loan
3.500%, 07/30/19	137	107
Philadelphia Energy Solutions, Term Loan
5.000%, 04/03/18	353	303
Sheridan Production Partners, Term Loan II-A
3.500%, 12/16/20(H)	17	12
Sheridan Production Partners, Term Loan II-M
3.500%, 12/16/20(H)	6	4
Sheridan Production Partners, Term Loan II-SIP
3.500%, 12/16/20(H)	124	83
Stonewall Gas Gathering LLC, Loan
7.750%, 01/28/22	303	308
Western Refining, Term Loan B
4.250%, 11/25/20	351	350
Western Refining, Term Loan B-2
4.500%, 06/30/23	1,042	1,040

Total Energy		21,658

Financial [1.4%]
Aretec Group, Second Lien
4.500%, 05/23/21	448	347
Aruba Investments, 1st Lien
4.250%, 02/02/22	988	1,112
Dubai World
4.750%, 09/30/22(H)	18,392	15,449
2.000%, 09/30/18	6,856	5,711

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Grosvenor Capital Management Holdings LLP, Term Loan
3.000%, 08/18/23	$223	$222
Ineos U.S. Finance LLC, 1st Lien
4.250%, 03/11/22	987	1,117
iStar Financial, Term Loan B
4.500%, 07/01/20	2,070	2,089
Optimal Payments Ltd.
4.000%, 01/22/21	2,000	2,262
Russell Investments, Term Loan B
5.750%, 05/15/23(G)	200	198
Victory Capital Management, Term Loan B
7.500%, 10/31/21	316	310
Vistra Group, Ltd.
4.750%, 07/21/22	993	1,125
Walter Investment Management, Term Loan B
3.750%, 12/18/20	1,140	1,041

Total Financial		30,983

Food and Drug [0.3%]
Albertsons, LLC, Term Loan B-4 (2016)
3.500%, 08/25/21	998	1,005
Albertsons, LLC, Term Loan B-6
3.750%, 06/01/23	2,286	2,307
Rite Aid Corporation, Second Lien - Tranche 1 Term Loans
4.750%, 08/21/20	1,085	1,087
Rite Aid, Second Lien - Tranche 2 Term Loans
3.875%, 06/21/21	440	441
Solina Group
4.750%, 12/16/22	2,000	2,249

Total Food and Drug		7,089

Food/Tobacco [0.8%]
Agrokor
10.500%, 06/04/18	3,686	3,742
Burger King (1011778 B.C. / New Red), Term Loan B 2015
2.750%, 12/12/21	3,586	3,609
Chobani, Term Loan B
4.250%, 10/07/23(G)	120	120
Deoleo, S.A. (Deoleo USA), Initial Term Loan,
4.500%, 06/02/21	3,000	2,909
JBS USA LLC, Term Loan
3.000%, 10/30/22	387	387
JBS USA LLC, Term Loan B-2
2.750%, 09/18/20	286	286
Keurig, Term Loan
5.000%, 02/09/23	1,995	2,274
Landry’s, Term Loan B
3.000%, 04/24/18	495	497
Landry’s, Term Loan B (2016)
3.250%, 09/21/23(G)	325	326
Milk Specialties, Term Loan B
5.000%, 08/18/23	855	858
United Biscuits
4.837%, 12/10/21	1,000	1,300
YUM! Brand, Term Loan B
2.750%, 06/02/23	190	191

Total Food/Tobacco		16,499

Forest Prod/Containers [0.4%]
Ardagh Holdings USA, Incremental Term Loan B
3.000%, 12/17/19	925	929
Berry Plastics, Term Loan D
2.500%, 02/08/20	1,543	1,544
Berry Plastics, Term Loan H
2.750%, 10/13/22	584	586
Caraustar Industries, Term Loan B
6.750%, 05/01/19	349	352
CD&R Millennium LLC (Mauser), First Lien Term Loan
3.500%, 07/31/21	253	252
CD&R Millennium LLC (Mauser), Second Lien
7.750%, 06/27/22	150	148
Oak Tea
4.250%, 07/02/21	899	1,021
Owens-Brockway Glass Container, Term Loan B
2.750%, 08/14/22	207	209
Printpack Holdings, Term Loan
4.000%, 07/22/23	440	440
Reynolds Group Holdings, US Term Loan
3.250%, 01/21/23	1,931	1,937
Signode Industrial Group US, Term Loan B
2.750%, 05/01/21	1,223	1,219

Total Forest Prod/Containers		8,637

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Gaming/Leisure [2.0%]
Amaya, First Lien Term Loan
4.000%, 07/29/21	$1,193	$1,192
Belmond Interfin Ltd., Term Loan
3.000%, 03/19/21	390	387
Boyd Gaming, Term B Loan
3.000%, 10/31/23	450	453
Boyd Gaming, Term Loan B
3.000%, 08/08/20	62	63
Caesars Entertainment, Prop Co Term Loan
6.000%, 10/11/20	1,380	1,376
Caesars Entertainment, Term Loan B-6 Extended
6.750%, 03/01/18(C)	2,530	2,764
Caesars Entertainment, Term Loan B7
9.750%, 03/01/17	20	20
CCM Merger (Motor City), Term Loan B - new
3.500%, 08/01/21	1,499	1,499
Cyan Blue Holdco 2 Limited, Initial Term Loan, 1st Lien
6.500%, 02/25/22	1,000	1,302
Diamond Resorts, Term Loan B
6.000%, 08/17/23	2,745	2,730
ESH Hospitality, Term Loan
3.000%, 08/17/23	1,500	1,510
Four Seasons Holdings, Second Lien
5.250%, 12/27/20	455	456
Four Seasons Holdings, Term Loan (12/13)
2.750%, 06/27/20	913	918
Gala Group Finance Ltd., First Lien
5.013%, 05/25/18	2,410	3,123
Global Cash Access, Term Loan B
5.250%, 11/25/20	379	363
GLP Capital LP (Gaming & Leisure), Incremental Tranche A-1
1.750%, 04/28/21(G)	3,115	2,982
Hilton Worldwide Finance, LLC, Term Loan B-1
2.500%, 10/26/20(C)	784	788
Hilton Worldwide Finance, LLC, Term Loan B-2
2.500%, 10/25/23	8,017	8,061
La Quinta Intermediate Holdings, Term Loan B
2.750%, 04/14/21	544	542
LTF Merger Sub (Lifetime Fitness), Term Loan
3.250%, 06/04/22	196	196
MGM Growth Properties, Term Loan B
3.250%, 04/07/23	1,169	1,179
MGM Resorts, Term Loan A
2.750%, 04/07/21	725	720
Mohegan Tribal Gaming, Term Loan B
4.500%, 06/15/18	1,606	1,604
Mohegan Tribal Gaming, Term Loan B (2016)
4.500%, 09/30/23(G)	905	896
Nordic Cinema
4.000%, 06/10/22	2,000	2,249
Park Resorts Group Limited
5.762%, 10/07/22	1,000	1,301
Playa Resorts Holding, Term Loan B
3.000%, 08/09/19	343	343
Scientific Games, Term Loan B
5.000%, 10/18/20	29	29
5.000%, 10/18/20	645	647
5.000%, 10/18/20	34	34
Station Casinos, Term Loan B
3.000%, 05/25/23	289	291
Tipico, Term Loan
5.000%, 04/27/22	1,500	1,698
Wynn America, Tranche A Term Loans
1.750%, 11/20/20	380	370

Total Gaming/Leisure		42,086

Healthcare [2.8%]
Albany Molecular Research, Term Loan B
4.750%, 07/16/21	454	455
Alere, Term Loan A
3.000%, 06/11/20	341	336
Alere, Term Loan B
3.250%, 06/11/22	214	213
Alpha BidCo SAS, Facility B Loan, 1st Lien
5.000%, 01/30/23(G)	1,000	1,135
Apollo 5 GmbH, Facility B (Dragenopharm), 1st Lien
5.000%, 09/29/20	2,000	2,193

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Ardent Legacy Holdings, Term Loan B
5.500%, 07/30/21	$252	$250
CDRH (Healogics), Term Loan B
4.250%, 07/01/21	223	181
Coherent Holding, Term Loan
3.500%, 08/01/23(G)	2,000	2,274
Community Health Systems, Term Loan A - 2019
2.500%, 01/25/19	3,100	3,069
Community Health Systems, Term Loan F
3.250%, 12/27/18	2,196	2,182
Community Health Systems, Term Loan G
2.750%, 12/25/19	1,677	1,645
Community Health Systems, Term Loan H
3.000%, 01/15/21	1,294	1,269
Concordia Healthcare, Initial Dollar Term Loans
4.250%, 10/21/21	2,855	2,544
ConvaTec Healthcare, Term Loan B
3.250%, 06/15/20	425	427
Emdeon, Term Loan B-2
2.500%, 11/02/18	355	356
Endo Pharmaceutical, Term Loan B
3.000%, 09/26/22	1,907	1,901
Explorer Holdings, Term Loan B
5.000%, 04/12/23	374	377
Gesundheits
4.750%, 07/25/21	1,000	1,133
Greatbatch, Ltd., Term Loan B
4.250%, 10/14/22(G)	1,240	1,222
Grifols, Term Loan B
3.000%, 02/27/21	2,707	2,730
Halyard Health, Term Loan B
3.250%, 10/02/21	317	317
HCA, Term Loan B-6
3.250%, 03/18/23	1,881	1,901
HCA, Term Loan B-7
2.750%, 02/15/24	2,720	2,744
Iasis Healthcare, Term Loan B - 2013
3.250%, 05/03/18	3,130	3,093
IMS Healthcare, Term Loan B - 2021
2.500%, 03/17/21	546	547
Indivior Finance S.Ar.l., Term Loan B
6.000%, 12/19/19	1,735	1,730
inVentiv Health, Term B-4 Loan
6.250%, 05/15/18	475	475
inVentiv Health, Term Loan B
3.750%, 09/29/23(G)	400	401
Kindred Healthcare, Term Loan B
3.250%, 04/09/21	801	800
Kinetic Concepts, Term Loan F-1
4.000%, 11/04/20	255	257
Lannett Company, Term Loan B
5.375%, 11/19/22	610	602
Lannett, Term Loan A
4.750%, 11/25/20(G)	1,620	1,583
MultiPlan, Term Loan B
4.000%, 05/25/23	3,808	3,854
Novacap, Term Loan
5.000%, 04/28/23	1,000	1,133
Pharmaceutical Product Development, Term Loan
3.250%, 08/06/22	259	259
Prospect Medical Holding, Term Loan B
6.000%, 06/20/22	279	277
Quorum Health, Term Loan B
5.750%, 04/12/22	1,159	1,123
Royalty Pharma (aka RPI), Term Loan B-4
2.750%, 11/09/20	1,265	1,269
Siemens Audiology, Lien 1
4.250%, 01/17/22	988	1,122
Sunrise Medical, Cov-lite Term Loan
5.000%, 07/05/22	303	340
Sunrise Medical, Lien 1 Term Loan B
5.000%, 07/05/22	2,197	2,468
Unilabs Diagnostics, Cov-lite, Term Loan B, 1st Lien
0.000%, 09/27/21(G)	2,500	2,838
Valeant Pharmaceuticals International, Series A-3 Tranche A Term Loan
3.750%, 10/20/18(G)	2,264	2,261
Valeant Pharmaceuticals International, Series A-4 Tranche A Term Loan
3.750%, 04/01/20(G)	357	355

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Valeant Pharmaceuticals International, Series D-2 Tranche B Term Loan
4.250%, 02/13/19	$333	$334
Valeant Pharmaceuticals International, Series E Tranche B Term Loan
4.500%, 08/05/20	2,851	2,855
Valeant Pharmaceuticals International, Series F-1 Tranche B Term Loan
4.750%, 03/13/22(G)	—	—

Total Healthcare		60,830

Housing [0.5%]
ABC Supply, Term Loan B - new
2.750%, 10/31/23(G)	1,260	1,263
Beazer Homes USA, Term Loan
5.500%, 03/10/18	1,179	1,167
Capital Automotive LP, Second Lien
5.000%, 04/30/20	2,205	2,217
Capital Automotive LP, Term Loan - 2013
3.000%, 04/05/19	1,387	1,397
DTZ U.S. Borrower, LLC, Second Lien
9.250%, 11/04/22	220	221
DTZ US Borrower LLC, Incremental Term Loan
3.250%, 11/04/21	4,219	4,220
HD Supply, Term Loan B-2
2.750%, 08/13/23(G)	160	160
Quikrete Holdings, First Lien Term Loan
3.000%, 09/28/20	269	271
Realogy, Term Loan B
3.000%, 07/14/22	803	812

Total Housing		11,728

Industrials [0.0%]
Delachaux
5.250%, 09/25/21	360	454

Information Technology [2.5%]
Active Network, First Lien Term Loan
4.500%, 11/13/20	77	77
Aricent Technologies, Term Loan
4.500%, 04/14/21	123	111
Arris Group, Term Loan A
1.750%, 06/18/20	288	274
Arris Group, Term Loan B 2015
2.750%, 04/17/20	719	717
Avago Technologies Finance, Term Loan B-3
3.000%, 02/01/23	5,825	5,891
Avast Software B.V. (Sybil), Term Loan B
4.000%, 08/03/22(G)	505	507
Avaya, Term B-6 Loans
5.500%, 03/31/18	908	687
Avaya, Term Loan B-7
5.250%, 04/30/20	2,548	1,877
Blackboard, Term Loan B3
3.750%, 10/04/18	1,278	1,273
Blackboard, Term Loan B-4
5.000%, 06/30/21(G)	1,070	1,062
Camelot Finance, Term Loan B
3.750%, 09/16/23(G)	975	976
Cavium, Term B Loan
3.000%, 08/10/22	730	737
CompuCom Systems, Term Loan B
3.250%, 05/09/20	134	95
Cypress Semiconductor, Term Loan B
5.500%, 07/05/21	650	657
Dell, Term A2 Loan
2.250%, 06/02/21(G)	2,130	2,086
Dell, Term A3 Loan
2.000%, 12/31/18(G)	2,030	2,020
Dell, Term Loan B
3.250%, 09/07/23	4,295	4,319
Epicor Software, Term Loan B-1
4.000%, 06/01/22	710	702
Imagine Print Solutions, Term Loan B
6.000%, 03/16/22	334	337
Infinitas Learning Netherlands, Term Loan
5.500%, 01/27/23	2,000	2,265
Inovalon Holdings, Term Loan
1.250%, 09/19/19(G)	1,889	1,823
Internap Network Services, Term Loan
6.000%, 11/26/19	426	402

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
ION Trading Technologies S.A.R.L., Tranche B-1 Euro Term Loan,
4.500%, 06/10/21	$1,640	$1,855
iParadigms Holdings LLC, First Lien Term Loan
4.000%, 07/31/21	250	244
IPC, Term B-1 Loans
4.500%, 08/06/21	276	258
Leidos (Abacus Innovations), Term Loan B
2.750%, 08/16/23	570	573
LGC Science Holdings Limited, Term Loan
4.750%, 01/27/23	1,285	1,462
M/A-COM Technology Solutions, Term Loan
3.750%, 05/08/21	185	186
NXP BV/NXP Funding LLC, Term Loan F
2.500%, 12/07/20	877	880
ON Semiconductor Corporation, Closing Date Term Loan, 1st Lien
5.250%, 03/31/23	820	823
On Semiconductor, Term Loan
1.750%, 01/02/18	297	296
Presidio, Term Loan - 2022
4.250%, 02/02/22	1,413	1,411
RAET B.V.
4.250%, 07/01/21	1,500	1,679
Riverbed Technology, Term Loan B (2016)
4.000%, 04/24/22	433	437
Seahawk Holdings, Term Loan B
6.000%, 09/27/22(G)	245	243
Sirius Computer Solutions (SCS), Term Loan
5.000%, 10/14/22	371	373
SolarWinds, Term Loan B - new
4.500%, 02/01/23	429	433
Solera, LLC (Solera Finance), Euro Term Loan, 1st Lien
5.750%, 03/03/23	1,995	2,268
Solera, Term Loan B
4.750%, 02/28/23	1,507	1,522
Southern Graphics, Term Loan - 2013
3.250%, 10/17/19	201	201
SS&C Technologies, Term Loan B-1 (2022)
3.250%, 07/06/22	1,740	1,752
SS&C Technologies, Term Loan B-2 (2022)
3.250%, 07/06/22	216	218
Technicolor, Term Loan
5.500%, 07/11/20	3,130	3,132
TTM Technologies, Term Loan
4.250%, 05/07/21	1,090	1,095
Versum Materials, Term Loan B
2.500%, 09/21/23(G)	165	166
Vertafore (VF Holding), Term Loan
3.750%, 06/17/23	1,600	1,605
Webhelp, Term Loan
5.500%, 01/27/23	1,000	1,132
Western Digital, Term Loan B (2016)
3.750%, 04/29/23	870	878

Total Information Technology		54,017

Manufacturing [0.6%]
Cortes NP Acquisition, Term Loan B
5.000%, 09/30/23(G)	810	796
Diebold, Term Loan B
4.500%, 11/06/23	800	807
Dynacast International LLC, Term Loan B-1
3.500%, 01/30/22	414	415
Gates Global LLC, Term Loan B
3.250%, 07/05/21(G)	698	687
Keurig Green Mountain, Term Loan A
1.750%, 03/03/21(G)	1,763	1,732
Keurig Green Mountain, Term Loan B
4.500%, 02/09/23	5,702	5,768
LTI Boyd, Second Lien
9.250%, 04/17/23	335	298
Manitowoc, Term Loan B
4.750%, 02/06/23	910	920
Mirror Bidco (Dematic), Cov-Lite Term Loan
3.250%, 12/28/19	289	289
Otter Products, LLC, Term Loan B
4.750%, 06/03/20	321	284
Ravago Holdings America, Term Loan B (2016)
4.000%, 06/30/23	449	450

Total Manufacturing		12,446

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Metals/Minerals [0.7%]
Atkore International, Second Lien
6.750%, 10/09/21	$1,070	$1,070
Atkore International, Term Loan
3.500%, 04/09/21	1,200	1,202
Atlas Iron Limited, Term Loan
4.330%, 05/06/21(H)	59	26
Fairmount Minerals, Ltd., 2016 Extended Term Loan
3.500%, 07/15/18(G)	975	922
Fairmount Minerals, Ltd., Term Loan B-1
3.500%, 03/15/17	99	96
Fortescue Metals Group (FMG), Cov-Lite Term Loan
2.750%, 06/30/19(C)	7,422	7,412
Freeport-McMoran C & G, Term Loan A
2.750%, 05/31/18	1,637	1,629
Freeport-McMoran C & G, Term Loan A - 2020
2.750%, 02/28/20	813	784
Global Brass and Copper, Term Loan B
4.250%, 06/29/23	340	343
Novelis, Incremental Term Loan
3.250%, 06/03/22	1,695	1,703
Zekelman Industries (fka JMC Steel), Term Loan B
5.000%, 06/07/21	529	533

Total Metals/Minerals		15,720

Publishing [0.1%]
Springer Science and Business Media, Term Loan
4.750%, 06/15/20	2,000	2,241

Real Estate [0.1%]
Flamingo LUX II, Senior Facility B, 1st Lien
4.000%, 07/28/23	1,482	1,680

Retail [1.9%]
Abercrombie & Fitch Management, Term Loan B
3.750%, 08/07/21	1,168	1,163
AS Adventure
5.883%, 04/12/22	1,000	1,212
AS Adventure, Term Loan B
5.000%, 04/01/22	2,000	2,118
Ascena Retail Group, Term Loan B
4.500%, 07/29/22	947	912
Belk, Term Loan B
4.750%, 11/20/22	749	677
CWGS Group, LLC, Term Loan B
4.750%, 02/20/20(G)	1,802	1,803
Dollar Tree, Term Loan B-2 - Fixed TL
4.250%, 06/09/22(G)	4,175	4,217
Dollar Tree, Term Loan B-3
2.500%, 07/06/22	622	625
Dunmen Orange
5.000%, 12/02/22	3,000	3,341
Harbor Freight Tools USA, Term Loan
3.250%, 08/16/23	1,330	1,336
Hudson’s Bay, Term Loan B - 2022
3.750%, 09/30/22	6,326	6,338
J Crew Group, Term Loan B
3.000%, 03/05/21	969	767
JC Penney, Term Loan B
4.250%, 06/09/23	3,433	3,444
Kate Spade, Term Loan B
3.000%, 04/09/21	265	265
Leslie’s Poolmart, Term Loan B
4.250%, 08/09/23	390	392
Men’s Wearhouse, Term Loan B
3.500%, 06/18/21(G)	413	409
Men’s Wearhouse, Term Loan B1 (Fixed)
5.000%, 06/18/21	790	770
Pam Group Limited, Facility B
5.000%, 07/31/20(G)	1,000	1,293
Petsmart (fka Argos Merger), Term Loan B-1
3.250%, 03/10/22	1,049	1,051
Sears Roebuck Acceptance, Term Loan
7.500%, 07/20/20	975	976
Sears Roebuck Acceptance, Term Loan B
4.500%, 06/30/18	2,159	2,112
Toys R Us Property, Initial Term Loan
5.000%, 08/21/19(G)	3,378	3,180
Toys R Us-Delaware, FILO CAD Term Loan
7.250%, 10/24/19	348	342

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Toys R Us-Delaware, FILO US Term Loan
7.250%, 10/24/19	$432	$424
Toys R Us-Delaware, Term Loan B-2
3.750%, 05/25/18	861	807
Toys R Us-Delaware, Term Loan B-3
3.750%, 05/25/18	32	30
Toys R Us-Delaware, Term Loan B4
8.750%, 04/09/20	1,045	905

Total Retail		40,909

Service [2.6%]
AHT Cooling
4.271%, 11/19/20	976	1,079
AI Avocado BV
4.250%, 09/17/21	1,000	1,128
4.000%, 10/08/21	1,000	1,126
Asurion, Incremental Term Loan B-2
3.500%, 07/08/20	1,224	1,224
Asurion, Incremental Tranche B-1
3.750%, 05/24/19	2,087	2,093
Asurion, Second Lien
7.500%, 03/03/21	3,845	3,819
Asurion, Term Loan B-4
4.000%, 07/31/22	2,626	2,639
Asurion, Term Loans - PIK
9.000%, 08/31/21	2,225	2,206
Avantor Performance Materials, 1st Lien
6.000%, 06/21/22(G)	127	128
Busy Bees Nurseries Ltd., Term Loan
4.750%, 04/29/22	1,000	1,289
Callcredit Information Group, 1st Lien
5.238%, 02/12/21	2,797	3,511
Coinstar, Term Loan B
4.250%, 09/27/23(G)	365	367
Dorna Sports, Term Loan
4.172%, 04/30/21	1,883	2,122
Environmental Resources, Term Loan
8.000%, 05/09/22	2,000	1,770
5.000%, 05/14/21	2,000	1,848
Evertec Group, LLC, Term Loan A
2.250%, 04/17/18	440	434
First Data Corporation, 2021 Extended Dollar Term Loan
4.000%, 03/24/21	4,558	4,590
First Data, New 2022 Dollar Term Loan
3.750%, 06/25/22	4,625	4,649
GFL Environmental, Term Loan B
2.750%, 09/27/23(G)	405	404
Hotelbeds Group, Term Loan
6.250%, 05/31/23	1,000	1,106
iQor US, Term Loan B
5.000%, 04/01/21(H)	1,034	889
JDA Software Group (RP Crown), Term Loan B
3.500%, 09/22/23(G)	285	285
Kar Holdings, Term Loan B-3
3.500%, 03/04/23	2,985	3,022
Laureate Education, Ser 2021 Extended Term Loan
8.000%, 03/23/21	887	881
LS Deco LLC (Leighton), Term Loan B
4.000%, 05/07/22	210	212
Monitronics International, Term Loan B
5.500%, 09/30/22(G)	120	119
Prime Security Services, Term Loan B-1
3.750%, 04/21/22	678	684
Redtop Acquisitions Limited, Second Lien
7.250%, 06/03/21	185	182
Safway Group Holding LLC, Term Loan B
4.750%, 08/04/23	600	604
Sedgwick, First Lien Term Loan
2.750%, 03/01/21	1,471	1,459
Sedgwick, Second Lien
5.750%, 02/28/22	760	751
Sedgwick, Second Lien - Add-On
5.750%, 02/28/22	135	133
Spin Holdco (Coinmach), Term Loan B
3.250%, 11/14/19	47	47

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
St. George’s University Scholastic Services, Term Loan B
5.250%, 07/06/22	$190	$191
Sutherland Global Services, Initial Cayman Term Loan
5.000%, 04/27/21	267	265
Sutherland Global Services, Initial US Term Loan
5.000%, 04/27/21	1,147	1,139
TMF Group, Term Loan B, 1st Lien
4.000%, 09/29/23(G)	1,000	1,138
TransUnion LLC, Term Loan B-2
2.750%, 04/09/21	558	559
Travelport, Term Loan B - 2021
4.000%, 09/02/21	2,513	2,524
US Foods, Term Loan B
3.250%, 06/07/23	1,416	1,427
Verisure Holdings, Term Loan
3.500%, 10/10/22(G)	1,000	1,137
Weight Watchers International, Term Loan B-2
3.250%, 04/01/20	906	684

Total Service		55,864

Sovereign [0.4%]
Arab Republic of Egypt
1.884%, 01/04/21(H)	2,348	2,185
Republic of Angola
7.045%, 12/06/20(H)	6,563	5,939

Total Sovereign		8,124

Telecommunications [1.3%]
Alorica, Term Loan B
4.750%, 06/22/22	150	151
Altice Financing, Term Loan
4.000%, 07/24/23	1,985	2,248
Altice Financing, Term Loan B (Cequel)
3.250%, 12/14/22	1,113	1,120
Cable & Wireless Communications PLC (Sable), Term Loan B-1
4.750%, 12/02/22	308	310
Cable & Wireless Communications PLC (Sable), Term Loan B-2
4.750%, 12/02/22	252	254
Communications Sales & Leasing, Term Loan
4.000%, 10/24/22	3,130	3,144
Consolidated Communications, Term Loan B
3.000%, 10/04/23(G)	240	241
Eircom Finco S.a r.l., Facility B4, 1st Lien
5.000%, 05/31/22	2,680	3,021
Frontier Communications, Term Loan A
3.375%, 10/14/16	2,565	2,558
Level 3 Communications, Term Loan B-3 -2019
3.000%, 08/01/19	280	281
Level 3 Communications, Term Loan B-4 - 2020
3.000%, 01/15/20	3,570	3,585
LTS Buyer LLC (Light Tower), Term Loan
3.250%, 04/01/20	572	572
Numericable U.S. LLC, Term Loan B-5
3.813%, 07/27/22	1,347	1,356
Numericable U.S. LLC, Term Loan B-6
4.000%, 01/20/23	990	996
Numericable U.S. LLC, Term Loan B-7
4.250%, 01/31/24	2,399	2,421
Telenet International Finance S.A., Term Loan AA Facility, 1st Lien
3.500%, 06/30/23	2,000	2,255
WestCorp, Term Loan B-12
3.000%, 06/13/23	304	305
WestCorp, Term Loan B-14
2.750%, 06/13/21	150	150
Zayo Group LLC, Term Loan B - 2012
2.750%, 05/06/21	2,265	2,274

Total Telecommunications		27,242

Textile & Apparel Mfg. [0.0%]
Vivarte, BOND, 1st Lien
4.000%, 10/29/19	1,071	842

Transportation [0.4%]
Chrysler Automotive, 2014 Term Loan B
2.500%, 12/31/18	863	864

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)	Value (000)
Commercial Barge Line, Term Loan B 2022
8.750%, 11/07/20	$541	$524
CS Intermedia Holdco 2 LLC, Term Loan
3.000%, 04/04/21	279	280
Federal-Mogul, First Lien
4.000%, 04/15/18	954	943
Federal-Mogul, Term Loan C
3.750%, 04/15/21(G)	1,522	1,468
MPG Holdco (Metaldyne), Term Loan B - new
2.750%, 10/20/21	350	351
Navios Maritime Midstream Partners LP, Term Loan
4.500%, 06/12/20(H)	143	139
Navios Maritime Partners LP, Term Loan B
4.250%, 06/30/18(H)	546	492
Sage Automotive Holdings (Clearlake), Term Loan
5.000%, 10/08/20	1,598	1,582
Tower Auto Holdings, Term Loan B - 2020
3.000%, 04/23/20	558	557
Visteon, Term Loan B
2.750%, 04/09/21	812	814
Wabash National, Term Loan B
3.250%, 03/16/22	489	489

Total Transportation		8,503

Utility [0.9%]
Atlantic Power, Term Loan
5.000%, 04/13/23	446	449
Bronco Midstream Funding, LLC, Term Loan B
4.000%, 08/15/20	2,241	2,084
Calpine Construction Finance, L.P., Term B-2 Loan, 1st Lien
3.250%, 01/31/22	1	1
Calpine, Construction TL B1 (2020)
2.250%, 05/03/20	130	129
Calpine, Term Loan B5
2.750%, 05/27/22	502	503
Calpine, Term Loan B-7
3.000%, 05/17/23	479	480
Dynegy, Term Loan B-2
3.000%, 04/23/20	344	345
Dynegy, Term Loan C
4.000%, 06/22/23	1,285	1,294

Description	Face Amount (000)/ Acquisition Cost (000)	Value (000)
Eastern Power, LLC (TPF II), Term Loan B
4.000%, 10/02/21	$586	$591
EFS Cogen Holdings I LLC, Term Loan B
4.250%, 06/22/23	587	593
Empire Generating, LLC, Term Loan B
4.250%, 03/14/21	1,381	1,174
Empire Generating, LLC, Term Loan C
4.250%, 03/14/21	110	94
Longview Power, Term Loan B
6.000%, 04/13/21	1,585	1,387
Morrison Utility, Term Loan B, 1st Lien
5.500%, 09/13/23(G)	1,500	1,915
MRP Generation Holdings, LLC (TPF), Term Loan B - 2013
3.750%, 12/31/17	1,997	1,984
MRP Generation Holdings, LLC (TPF), Term Loan B (2016)
7.000%, 09/29/22(G)	1,370	1,288
NRG Energy, Term Loan B
2.750%, 06/20/23	4,768	4,777
Power Buyer, LLC, Second Lien
7.250%, 11/06/20	180	179
Power Buyer, LLC, Term Loan
3.250%, 05/06/20	542	540
Viva Alamo LLC, Term Loan B
4.250%, 02/22/21(H)	272	220

Total Utility		20,027

Wireless Communications [0.1%]
T-Mobile USA, Term Loan B
2.750%, 11/09/22(C)	1,509	1,520

Total Loan Participations
(Cost $606,338)		595,749

Life Settlement Contracts [7.1%] (H) (I) (J)
American General Life #460L,
Acquired 05/30/2014*	303	339
American General Life #508L,
Acquired 05/30/2014*	2,595	2,350
American General Life #542L,
Acquired 07/30/2015*	83	147

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
American General Life #634L,
Acquired 05/30/2014*	$530	$977
American General Life #906L,
Acquired 07/30/2015*	479	2,032
American General Life #964L,
Acquired 07/30/2015*	1,459	1,409
AXA Equitable Life #0474,
Acquired 11/04/2013*	7,290	14,962
AXA Equitable Life #0932,
Acquired 11/04/2013*	1,014	3,028
AXA Equitable Life #1616,
Acquired 05/30/2014*	3,254	3,851
AXA Equitable Life #1898,
Acquired 11/04/2013*	441	133
AXA Equitable Life #7233,
Acquired 11/04/2013*	395	1,492
AXA Equitable Life #7578,
Acquired 11/04/2013*	2,104	3,304
AXA Equitable Life #7857,
Acquired 11/04/2013*	2,297	4,471
AXA Equitable Life #8538,
Acquired 11/04/2013*	1,333	1,045
AXA Equitable Life #9345,
Acquired 11/04/2013*	143	-288
Guardian Insurance #0346,
Acquired 11/04/2013*	646	3,211
Hartford Life #4700,
Acquired 11/24/2015*	81	34
Hartford Life #7522,
Acquired 11/24/2015*	805	631
ING Reliastar #1234,
Acquired 12/05/2013*	1,067	3,408
ING Reliastar #1649,
Acquired 12/05/2013*	61	1,190
ING Reliastar #3394,
Acquired 05/30/2014*	3,687	2,727
ING Reliastar #4842,
Acquired 11/20/2013*	921	4,018
ING Reliastar #776H,
Acquired 05/30/2014*	1,518	2,311
John Hancock #0430,
Acquired 05/30/2014*	2,418	4,241
John Hancock #0801,
Acquired 05/30/2014*	1,564	1,939
John Hancock #1929,
Acquired 05/30/2014*	3,812	4,166
John Hancock #2223,
Acquired 11/19/2013*	1,279	2,635
John Hancock #5072,
Acquired 05/30/2014*	1,409	2,369
John Hancock #5080,
Acquired 11/19/2013*	313	2,268
John Hancock #5885,
Acquired 05/30/2014*	894	1,087
John Hancock #6686,
Acquired 05/30/2014*	3,035	2,635
John Hancock #6912,
Acquired 05/30/2014*	1,065	1,481
Lincoln Benefit Life #9330,
Acquired 05/30/2014*	5,482	4,116
Lincoln National #0019,
Acquired 09/18/2015*	2,460	6,633
Lincoln National #4654,
Acquired 05/30/2014*	721	892
Lincoln National #4754,
Acquired 09/18/2015*	1,029	3,997
Lincoln National #4754,
Acquired 09/18/2015*	610	2,940
Lincoln National #5658,
Acquired 09/18/2015*	329	1,286
Lincoln National #7099,
Acquired 09/18/2015*	1,254	3,531
Lincoln National #8558,
Acquired 09/18/2015*	1,659	4,362
Mass Mutual #1849,
Acquired 11/05/2013*	2,926	4,239
Mass Mutual #5167,
Acquired 05/30/2014*	63	1,035
Mass Mutual #5681,
Acquired 11/05/2013*	288	1,629
Mass Mutual #5864,
Acquired 05/30/2014*	4,668	4,487
Mass Mutual #6620,
Acquired 11/05/2013*	222	1,821
Met Life #8MLU,
Acquired 05/30/2014*	1,413	4,596
Pacific Life #7850,
Acquired 05/30/2014*	550	655
Penn Mutual #3106,
Acquired 05/30/2014*	1,294	1,395
Phoenix Life #5555,
Acquired 05/30/2014*	3,946	4,395
Phoenix Life #6161,
Acquired 05/30/2014*	3,472	5,589
Phoenix Life #8499,
Acquired 05/30/2014*	756	387
Phoenix Life #8509,
Acquired 05/30/2014*	761	363
Principal Financial #6653,
Acquired 10/30/2013*	306	1,641

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)/ Face Amount (000)(1)		Value (000)
Prudential #5978,
Acquired 10/02/2015*		$372	$1,120
Security Mutual Life #5380,
Acquired 10/30/2013*		410	1,383
Transamerica #1708,
Acquired 10/28/2013*		957	4,318
Transamerica #3426,
Acquired 11/12/2013*		275	622
Transamerica #8205,
Acquired 10/28/2013*		714	2,161
Union Central Life #4500,
Acquired 10/30/2013*		790	3,285

Total Life Settlement Contracts
(Cost $86,022)			152,481

Sovereign Debt [3.2%]
Argentina Paris Club
0.000%, 05/30/21(H)		7,111	6,587
Argentine Republic Government International Bond
10.250%, 02/06/03(D)	EUR	12	9
10.000%, 12/07/04(D)	EUR	1,244	1,537
10.000%, 02/22/07(D)	EUR	25	25
9.500%, 03/04/04(D)	EUR	27	33
9.000%, 01/07/05(D)	EUR	132	132
9.000%, 11/19/08(D) (H)	EUR	15	19
8.750%, 02/04/03(D)	EUR	30	30
8.500%, 02/23/05(D)	EUR	630	700
8.500%, 07/30/10(D)	EUR	34	34
8.125%, 10/04/04(D)	EUR	119	139
8.125%, 04/21/08(D)	EUR	85	85
8.000%, 02/25/02(D) (H)	EUR	2,033	1,484
8.000%, 02/26/08(D)	EUR	114	141
8.000%, 10/30/09(D)	EUR	366	452
7.820%, 12/31/33	EUR	11,697	14,591
7.625%, 08/11/07(D)	EUR	13	13
7.500%, 05/23/02(D) (H)	EUR	52	38
7.125%, 06/10/02(D)	EUR	97	97
7.000%, 03/18/04(D)	EUR	141	158
5.870%, 03/31/23(D)	EUR	28	38
0.000%, 07/22/03(D) (H)	EUR	66	48
0.000%, 12/22/04(D)	EUR	29	29
Bosnia & Herzegovina Government International Bond
0.625%, 12/11/17(C)		1,079	1,139
City of Cordoba
7.875%, 09/29/24		5,000	5,000

Description	Face Amount (000)(1)	Value (000)
Egypt Government International Bond
5.875%, 06/11/25	$4,000	$3,801
Egyptian Paris Club
0.102%, 01/01/21(H) (J)	10	10
Ghana Government International Bond
8.500%, 10/04/17	100	103
7.875%, 08/07/23	1,000	931
Ivory Coast Government International Bond
5.750%, 12/31/32	3,960	3,892
Oman Government International Bond
4.750%, 06/15/26	1,550	1,556
Pakistan Government International Bond
7.250%, 04/15/19	2,000	2,109
6.875%, 06/01/17	926	942
Province of Salta Argentina
9.500%, 03/16/22	1,842	1,970
9.125%, 07/07/24	2,000	2,198
Provincia de Buenos Aires
9.250%, 04/15/17	124	126
9.125%, 03/16/24	1,250	1,399
3.000%, 11/01/17(E)	5,200	5,527
Provincia del Chubut Argentina
7.750%, 07/26/26	4,000	4,110
Republic of Belarus
8.950%, 01/26/18	4,000	4,188
Tanzania Government International Bond
7.250%, 03/09/20(C)	1,314	1,370
Ukraine Government International Bond
7.750%, 09/01/19	1,000	987
7.750%, 09/01/27	2,000	1,880
3.984%, 05/31/40(C)	925	296

Total Sovereign Debt
(Cost $70,495)		69,953

Commercial Paper [1.8%]
Gotham Funding (A)
1.002%, 12/23/16	20,000	19,959
Mizuho Bank Ltd.
0.950%, 12/19/16	20,000	20,006

Total Commercial Paper
(Cost $39,956)		39,965

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Closed-End Fund [0.8%]
Stone Ridge Reinsurance Risk Premium Interval Fund(H)	1,600,913	$17,114

Total Closed-End Fund
(Cost $16,256)		17,114

Convertible Bonds [0.6%]
Coal Mining [0.0%]
New World Resources
4.000%, 10/07/20(H)	$352	4

Drugs [0.1%]
Glenmark Pharmaceuticals
2.000%, 06/28/22	2,000	2,133

Investment Companies [0.2%]
Aabar Investments PJSC, MTN
0.500%, 03/27/20	4,000	3,572

Medical Products & Services [0.0%]
Bio City Development BV
8.000%, 07/06/18(H)	1,000	250

Metal-Iron [0.0%]
London Mining Jersey
12.000%, 04/30/19(D) (H)	1,500	77

Miscellaneous Business Services [0.2%]
DP World
1.750%, 06/19/24	5,200	5,205

Miscellaneous Manufacturing [0.1%]
Dana Gas Sukuk
9.000%, 10/31/17	2,347	2,241

Petroleum & Fuel Products [0.0%]
Gulf Keystone Petroleum
6.250%, 10/18/17(D)	800	144

Total Convertible Bonds
(Cost $16,086)		13,626

Description	Shares/Number of Warrants/ Face Amount (000)	Value (000)
Limited Partnership [0.5%]
IT Services [0.5%]
Cartesian LP *(H)	1	$10,273

Total Limited Partnership
(Cost $10,000)		10,273

Warrants [0.1%]
Central Bank of Nigeria,
Expires 11/15/20, Strike Price: $ — * (H)	27,250	1,907
Gulf Keystone Petro,
Expires 04/18/17, Strike Price: $1.699* (H)	661,000	7

Total Warrants
(Cost $4,783)		1,914

Asset-Backed Security [0.1%]
BT SPE (Acquired 07/06/11, Acquisition Cost $10,781,378)
9.250%, 06/06/16(H) (I) (J)	$5,019	1,316

Total Asset-Backed Security
(Cost $5,019)		1,316

Common Stock [0.0%]
Energy [0.0%]
Lone Pine Resource *(H) (J)	9,355	—
Templar Energy, Cl A*	105,419	712

Total Energy		712

Financial [0.0%]
Aretec Group *	3	20

Metals & Mining [0.0%]
New World Resources, Cl A *(H)	44,276,198	86

Oil, Gas & Consumable Fuels [0.0%]
Prairie Provident Resources *	5,186	4

Services [0.0%]
A’Ayan Leasing *(H)	1,169,438	83
Astana Finance *	208,618	—

Total Services		83

Total Common Stock
(Cost $2,511)		905

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/Contracts	Value (000)
Short-Term Investments [7.1%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	8,930,039	$8,930
SEI Daily Income Trust Government Fund, Cl A, 0.240%**	145,320,279	145,321

Total Short-Term Investments
(Cost $154,251)		154,251

Total Investments [99.7%]
(Cost $2,104,771)		$2,155,096

Purchased Option [0.0%]
Atlas Iron,
Expires 07/22/17*	1,962,467	$—

Total Purchased Option
(Cost $1)		$—

Percentages are based on Net Assets of $2,162,580 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(1)	In U.S. dollars unless otherwise indicated.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $263,909 (000), representing 12.1% of the net assets of the Fund.

(B)	Payment in Kind.
(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2016.
(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(E)	Step Bond — The rate reported is the rate in effect on September 30, 2016. The coupon on a step bond changes on a specific date.
(F)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(G)	Unsettled bank loan.
(H)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $221,018 (000) and represented 10.2% of net assets of the Fund.
(I)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of the securities as of September 30, 2016 was $153,797 (000) and represented 7.1% of net assets of the Fund.

(J)	Security is considered restricted. The total market value of such securities as of September 30, 2016 was $153,807 (000) and represented 7.1% of net assets of the Fund.

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound Sterling

LLC — Limited Liability Corporation

LLP — Limited Liability Partnership

LP — Limited Partnership

Ltd. — Limited

MLP — Master Limited Partnership

MTN — Medium Term Note

PIK — Payment-in Kind

PLC — Public Limited Company

Ser — Series

SPE — Special Purpose Entity

USD — United States Dollar

Amounts designated as “—” are either $0 or have been rounded to $0.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
10/21/16-11/7/16	EUR	142,740	USD	160,530	$(88)
10/21/16-11/7/16	GBP	29,138	USD	37,901	106
1/17/17-6/1/17	CHF	9,249	USD	9.521	(128)
					$(110)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Depreciation (000)
U.S. Bank	$(208,062)	$207,952	$(110)

For the year ended September 30, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (continued)

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$1,097,549	$—	$1,097,549
Loan Participations	—	593,564	2,185	595,749
Life Settlement Contracts	—	—	152,481	152,481
Sovereign Debt	—	69,943	10	69,953
Commercial Paper	—	39,965	—	39,965
Closed-End Fund	17,114	—	—	17,114
Convertible Bonds	—	13,626	—	13,626
Limited Partnership	—	10,273	—	10,273
Warrants	1,907	7	—	1,914
Asset-Backed Security	—	—	1,316	1,316
Common Stock	107	798	—	905
Short-Term Investments	154,251	—	—	154,251
Total Investments in Securities	$173,379	$1,825,725	$155,992	$2,155,096

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$—	$—	$—	$—
Forwards Contracts*
Unrealized Appreciation	—	106	—	106
Unrealized Depreciation	—	(216)	—	(216)
Total Other Financial Instruments	$—	$(110)	$—	$(110)

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
(1)

Of the $155,992 (000) in Level 3 securities as of September 30, 2016, $153,797 (000) or 98.6% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2016:

	Investments in Loan Participations	Investments in Life Settlement Contracts	Investments in Sovereign Debt
Beginning balance as of October 1, 2015	$2,528	$159,314	$105
Accrued discounts/ premiums	102	—	2
Realized gain/(loss)	60	20,082	15
Change in unrealized appreciation/(depreciation)	(61)	2,845	(10)
Purchases	—	1,740	—
Sales/paydowns	(444)	(31,500)	(102)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2016	$2,185	$152,481	$10
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(61)	$2,845	$(10)

	Investments in Asset-Backed Securities	Investments in Common Stock	Total
Beginning balance as of October 1, 2015	$5,469	$11	$167,427
Accrued discounts/ premiums	—	—	104
Realized gain/(loss)	—	—	20,157
Change in unrealized appreciation/(depreciation)	(3,060)	61	(225)
Purchases	—	—	1,740
Sales/paydowns	(1,093)	(72)	(33,211)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2016	$1,316	$—	$155,992
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3,060)	$—	$(286)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2016
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2016 (000)	Valuation Techniques
BT SPE	$1,316	Discounted Cash Flow Model
		based on actual collection level and experienced defaults

		Observable Inputs
		Cumulated Collections
		Cumulated Defaults
		Annualized Default Rate
		Cumulated Default Rate
		Pace of Collection Pace of Defaults
		Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	9.25%

		Valuation Techniques
Life Settlement Contracts	152,481	Discounted Cash Flow Model
		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	14%
		Expected Maturity (months)	2-112 months

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

At September 30, 2016, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2017	8	$27,779	$32,213
2018	6	32,599	47,000
2019	7	19,974	37,750
2020	10	28,083	68,382
2021	9	21,764	75,000
Thereafter	19	22,282	111,000
	59	$152,481	$371,345

For the year ended September 30, 2016, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation (depreciation) on investments, consisted of a net positive change to fair value on life settlement contracts of $141,833, offset by $19,559,209 in premiums paid and continuing costs associated with its investment in the Policies. For the year ended September 30, 2016, the Fund realized gains of $20,081,773 on matured life settlements, which are disclosed in the Consolidated Statement of Operations, as part of the realized gain/loss on securities transactions.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

schedule of investments
September 30, 2016
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [92.7%]
Consumer Discretionary [3.9%]
Cedar Fair	14,000	$802
Hasbro	30,400	2,412
McDonald’s	37,800	4,361
Six Flags Entertainment	32,500	1,742

Total Consumer Discretionary		9,317

Consumer Staples [26.0%](A)
Altria Group	73,750	4,663
B&G Foods	125,300	6,162
Campbell Soup	15,000	821
Clorox	36,100	4,519
Coca-Cola	24,172	1,023
ConAgra Foods	27,800	1,310
Dr Pepper Snapple Group	59,100	5,396
General Mills	80,580	5,147
Hershey	24,400	2,333
Imperial Brands ADR	46,304	2,383
Kellogg	45,500	3,525
Kimberly-Clark	18,200	2,296
Mondelez International, Cl A	16,000	702
PepsiCo	8,000	870
Philip Morris International	59,400	5,775
Procter & Gamble	43,949	3,944
Reynolds American	36,272	1,710
Sysco	38,800	1,902
Unilever ADR	22,200	1,052
Universal	38,592	2,247
Vector Group	171,554	3,694

Total Consumer Staples		61,474

Energy [7.4%]
Buckeye Partners	12,400	888
Chevron	34,683	3,570
ConocoPhillips	27,500	1,195
Enterprise Products Partners	84,584	2,337
Exxon Mobil	25,838	2,255
NuStar Energy	11,250	558
Occidental Petroleum	25,500	1,859
ONEOK	18,500	951
Plains All American Pipeline	60,725	1,907
Sunoco	10,500	305
TransCanada	37,128	1,766

Total Energy		17,591

Financials [5.6%]
Arthur J Gallagher	13,200	671
BB&T	44,000	1,660
Cincinnati Financial	58,250	4,393
Compass Diversified Holdings	111,000	1,929
JPMorgan Chase	32,000	2,131
Mercury General	15,000	823
NBT Bancorp	25,935	852
People’s United Financial	30,000	475
US Bancorp	10,000	429

Total Financials		13,363

Health Care [7.2%]
Bristol-Myers Squibb	52,000	2,804
Eli Lilly	52,400	4,205
GlaxoSmithKline ADR	39,300	1,695
Johnson & Johnson	42,800	5,056
Merck	28,150	1,757
Pfizer	41,944	1,421

Total Health Care		16,938

Industrials [4.9%]
3M	1,000	176
Eaton	39,700	2,609
Fly Leasing ADR	46,877	544
General Dynamics	14,500	2,250
General Electric	13,743	407

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

schedule of investments
September 30, 2016
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Lockheed Martin	23,617	$5,661

Total Industrials		11,647

Information Technology [0.8%]
Leidos Holdings	3,967	172
Paychex	20,000	1,157
Seagate Technology	15,000	578

Total Information Technology		1,907

Materials [2.1%]
Dow Chemical	15,009	778
EI du Pont de Nemours	32,700	2,190
Olin	38,236	784
Sonoco Products	24,000	1,268

Total Materials		5,020

REITs [14.0%]
Apartment Investment & Management, Cl A	17,229	791
Camden Property Trust	8,914	746
Care Capital Properties	9,658	275
Communications Sales & Leasing	43,225	1,358
EPR Properties	33,200	2,614
Government Properties Income Trust	35,000	792
Gramercy Property Trust	51,000	492
HCP	33,546	1,273
Healthcare Realty Trust	17,000	579
Healthcare Trust of America, Cl A	35,500	1,158
Lamar Advertising, Cl A	78,800	5,146
Liberty Property Trust	17,385	701
Life Storage	10,036	893
Mid-America Apartment Communities	12,000	1,128
National Health Investors	20,000	1,570
National Retail Properties	48,500	2,466
National Storage Affiliates Trust	50,000	1,047
QTS Realty Trust, Cl A	8,000	423
Select Income REIT	62,000	1,668
Simon Property Group	10,000	2,070
Tanger Factory Outlet Centers	27,984	1,090
Ventas	38,632	2,729
Welltower	11,612	868
Weyerhaeuser	38,400	1,227

Total REITs		33,104

Telecommunication Services [4.8%]
AT&T	94,500	3,838
Consolidated Communications Holdings	141,400	3,569
Verizon Communications	76,267	3,964

Total Telecommunication Services		11,371

Utilities [16.0%]
American Electric Power	33,500	2,151
AmeriGas Partners	28,200	1,287
Atmos Energy	15,000	1,117
Avangrid	28,000	1,170
Avista	30,000	1,254
Brookfield Infrastructure Partners	54,000	1,871
Dominion Resources	24,000	1,782
DTE Energy	15,000	1,405
Duke Energy	66,006	5,283
Entergy	13,700	1,051
Eversource Energy	37,492	2,031
FirstEnergy	38,000	1,257
NiSource	20,000	482
Northwest Natural Gas	8,396	505
OGE Energy	33,600	1,062
Pattern Energy Group, Cl A	22,000	495
Pinnacle West Capital	28,885	2,195
Portland General Electric	12,000	511
PPL	20,000	691
SCANA	42,400	3,068
Sempra Energy	9,000	965
Suburban Propane Partners	11,200	373
United Utilities Group ADR	17,318	452
WEC Energy Group	36,500	2,186
Westar Energy, Cl A	30,000	1,703
Xcel Energy	40,000	1,646

Total Utilities		37,993

Total Common Stock
(Cost $159,132)		219,725

Exchange-Traded Funds [2.2%]
iShares US Preferred Stock ETF	27,300	1,078
PowerShares Preferred Portfolio	269,500	4,078

Total Exchange-Traded Funds
(Cost $5,027)		5,156

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

schedule of investments
September 30, 2016
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Preferred Stock [1.4%]
Financials [0.7%]
AmTrust Financial Services, 7.500%	10,000	$272
Bank of America, 6.500%	10,000	270
Capital One Financial, 6.700%	10,000	281
JPMorgan Chase, 6.125%	10,000	271
Wells Fargo, 6.000%	10,000	268
Wells Fargo Real Estate Investment, 6.375%	10,000	265

Total Financials		1,627

REITs [0.3%]
National Retail Properties, 6.625%	10,000	257
Public Storage, 5.900%	10,000	254
Public Storage, 5.400%	10,000	264

Total REITs		775

Telecommunication Services [0.2%]
Qwest, 7.000%	10,000	277
Verizon Communications, 5.900%	10,000	279

Total Telecommunication Services		556

Utilities [0.2%]
Dominion Resources, 5.250%	5,000	127
Southern, 6.250%	10,000	278

Total Utilities		405

Total Preferred Stock
(Cost $3,125)		3,363

Description	Face Amount (000)/Shares	Value (000)
Asset-Backed Security [0.0%]
BT SPE (Acquired 07/06/11, Acquisition Cost $551,294)
9.250%, 06/06/16(B) (C)	$257	$67

Total Asset-Backed Security
(Cost $256)		67

Short-Term Investments [2.9%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	3,416,748	3,417
SEI Daily Income Trust Government Fund, Cl A, 0.240%**	3,439,377	3,439

Total Short-Term Investments
(Cost $6,856)		6,856

Total Investments [99.2%]
(Cost $174,396)		$235,167

Percentages are based on Net Assets of $236,957 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
(A)	The Fund uses more specific categories in following its investment limitations on investment concentrations. Broad industry sectors are used for financial reporting purposes.
(B)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2016 was $67 (000) and represented 0.0% of net assets of the Fund.

(C)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $67 (000) and represented 0.0% of net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPE — Special Purpose Entity

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

schedule of investments
September 30, 2016
City National Rochdale Dividend & Income Fund (concluded)

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$219,725	$—	$—	$219,725
Exchange-Traded Funds	5,156	—	—	5,156
Preferred Stock	3,363	—	—	3,363
Asset-Backed Security	—	—	67	67
Short-Term Investments	6,856	—	—	6,856
Total Investments in Securities	$235,100	$—	$67	$235,167

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2016:

Investments in Asset-Backed Security (000)
Beginning balance as of October 1, 2015	$280
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(156)
Purchases	—
Sales/paydowns	(57)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of September 30, 2016	$67
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(156)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2016 (000)	Valuation Techniques
BT SPE	$67	Discounted Cash Flow Model based on actual collection level and experienced defaults

Observable Inputs
Cumulated Collections
Cumulated Defaults
Annualized Default Rate
Cumulated Default Rate
Pace of Collection
Pace of Defaults
Interest Rates

		Unobservable Inputs	Range
		Projected Default Rates	5%-12%
		Projected Collection Rates	90%-100%
		Expected Discount Rates	7%-9.25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

schedule of investments
September 30, 2016
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [97.4%]
Aerospace & Defense [5.7%]
Boeing	29,500	$3,886
Honeywell International	53,000	6,179
Northrop Grumman	12,000	2,568

Total Aerospace & Defense		12,633

Auto Components [1.6%]
Magna International	80,500	3,457

Beverages [2.3%]
PepsiCo	47,100	5,123

Biotechnology [1.7%]
Celgene *	35,800	3,742

Capital Markets [1.5%]
BlackRock, Cl A	9,300	3,371

Chemicals [1.0%]
Ecolab	18,700	2,276

Commercial Banks [2.8%]
BankUnited	93,800	2,833
Wells Fargo	76,600	3,392

Total Commercial Banks		6,225

Commercial Services & Supplies [2.7%]
Cintas	27,000	3,040
Equifax	20,800	2,799

Total Commercial Services & Supplies		5,839

Computer Software [2.4%]
Microsoft	90,300	5,201

Computers & Peripherals [2.1%]
Apple	40,000	4,522

Consumer Finance [1.3%]
Synchrony Financial	100,100	2,803

Diversified Financial Services [4.2%]
CME Group, Cl A	40,600	4,243
JPMorgan Chase	76,600	5,101

Total Diversified Financial Services		9,344

Electronic Equipment & Instruments [1.3%]
Cisco Systems	87,000	2,760

Energy Equipment & Services [1.9%]
Schlumberger	53,300	4,192

Food & Staples Retailing [6.0%]
Costco Wholesale	22,600	3,447
CVS Health	66,300	5,900
Wal-Mart Stores	54,000	3,894

Total Food & Staples Retailing		13,241

Health Care Equipment & Supplies [2.9%]
Edwards Lifesciences *	52,000	6,269

Health Care Providers & Services [3.8%]
HCA Holdings *	39,300	2,972
UnitedHealth Group	38,300	5,362

Total Health Care Providers & Services		8,334

Hotels, Restaurants & Leisure [1.3%]
Starbucks	51,100	2,767

Household Durables [1.7%]
PulteGroup	188,600	3,779

Household Products [2.1%]
Colgate-Palmolive	61,300	4,545

Industrial Conglomerates [1.4%]
Danaher	39,300	3,081

Insurance [2.1%]
American International Group	78,600	4,664

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

schedule of investments
September 30, 2016
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Internet Software & Services [6.1%]
Alphabet, Cl A *	8,500	$6,834
Alphabet, Cl C *	1,800	1,400
Facebook, Cl A *	40,300	5,169

Total Internet Software & Services		13,403

IT Services [7.2%]
Fiserv *	24,000	2,387
MasterCard, Cl A	61,800	6,290
Visa, Cl A	86,400	7,145

Total IT Services		15,822

Life Sciences Tools & Services [2.1%]
Thermo Fisher Scientific	29,000	4,613

Machinery [1.2%]
Wabtec	31,500	2,572

Media [4.7%]
Comcast, Cl A	76,100	5,048
Time Warner	26,500	2,110
Walt Disney	33,800	3,139

Total Media		10,297

Multi-Utilities [2.8%]
PG&E	102,100	6,246

Oil, Gas & Consumable Fuels [3.4%]
Chevron	26,500	2,727
Exxon Mobil	54,000	4,713

Total Oil, Gas & Consumable Fuels		7,440

Pharmaceuticals [4.6%]
Eli Lilly	45,700	3,668
Johnson & Johnson	36,300	4,288
Zoetis, Cl A	42,000	2,185

Total Pharmaceuticals		10,141

Real Estate Investment Trusts [1.6%]
Essex Property Trust	15,700	3,496

Semiconductors & Semiconductor Equipment [2.4%]
NXP Semiconductors *	52,000	5,305

Software [1.6%]
Adobe Systems *	32,400	3,517

Specialty Retail [4.2%]
Home Depot	43,200	5,559
Lowe’s	51,100	3,690

Total Specialty Retail		9,249

Water Utilities [1.7%]
American Water Works	51,100	3,824

Total Common Stock
(Cost $176,241)		214,093

Short-Term Investments [2.5%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	2,542,228	2,542
Goldman Sachs Financial Square Funds - Government Fund, 0.294%**	2,985,471	2,985

Total Short-Term Investments
(Cost $5,528)		5,527

Total Investments [99.9%]
(Cost $181,769)		$219,620

Percentages are based on Net Assets of $219,834 (000).

‡	Investment in Affiliate.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.

Cl — Class

As of September 30, 2016, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2016, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

consolidated schedule of investments
September 30, 2016
City National Rochdale Emerging Markets Fund

Description	Shares	Value (000)
Common Stock [87.9%]
China [36.1%]
AAC Technologies Holdings	3,059,200	$30,744
Alibaba Group Holding ADR *	125,519	13,279
ANTA Sports Products	5,250,000	14,248
Baidu ADR *	65,400	11,907
Bloomage BioTechnology	5,592,500	9,431
China Medical System Holdings	9,949,000	16,726
China Overseas Land & Investment	2,904,000	9,847
China Railway Group, Cl H	13,871,000	10,015
China State Construction International Holdings	5,953,091	7,828
CIMC Enric Holdings	10,362,000	4,489
Ctrip.com International ADR *	256,500	11,945
Great Wall Motor, Cl H	21,406,500	20,837
Minth Group	4,370,000	15,353
New Oriental Education & Technology Group ADR *	366,500	16,991
Ping An Insurance Group of China, Cl H	3,750,000	19,436
Postal Savings Bank of China, Cl H * (A)	7,500,000	4,612
Sunac China Holdings	12,228,000	8,797
Sunny Optical Technology Group	8,666,132	42,792
Tencent Holdings	1,923,100	52,811
XTEP International Holdings	20,708,500	9,638
Zhejiang Expressway, Cl H	12,680,000	13,372
ZTE, Cl H	9,479,024	13,785

Total China		358,883

Hong Kong [8.1%]
Galaxy Entertainment Group	4,888,000	18,402
Man Wah Holdings	23,158,400	14,839
MTR	2,566,029	14,126
NagaCorp	25,402,063	16,702
Skyworth Digital Holdings	22,533,983	16,211

Total Hong Kong		80,280

India [19.5%]
Bharat Petroleum (C)	1,159,840	10,672
CESC (C)	1,304,688	11,968
Crompton Greaves Consumer Electricals *(C)	4,072,928	9,418
Dr. Reddy’s Laboratories ADR	135,300	6,281
Emami (C)	523,865	9,205
HDFC Bank (C)	360,293	7,955
HDFC Bank ADR	239,000	17,182
Housing Development Finance (C)	695,772	14,562
ICICI Bank (C)	1,670,000	6,324
ICICI Bank ADR	1,283,432	9,587
ICICI Prudential Life Insurance * (A) (C)	1,006,236	4,689
Infosys ADR	453,000	7,148
ITC (C)	3,641,234	13,199
Kotak Mahindra Bank (C)	1,216,940	14,202
Mindtree (C)	845,936	6,126
Sun Pharmaceutical Industries (C)	640,355	7,143
Taro Pharmaceutical Industries *	69,669	7,699
Tata Motors, Cl A (C)	1,482,833	7,583
Tata Motors ADR	388,670	15,539
Tech Mahindra (C)	1,157,336	7,298

Total India		193,780

Indonesia [5.8%]
Bank Mandiri Persero	11,554,300	9,915
Cikarang Listrindo * (A)	24,368,900	2,782
Ciputra Development	72,060,759	8,779
Jasa Marga Persero	20,664,800	7,284
Lippo Karawaci	87,737,461	6,656
Mitra Adiperkasa *	20,305,600	7,157
MNC Kapital Indonesia *(B)(D)	89,800,000	8,360
Surya Citra Media	33,593,500	7,207

Total Indonesia		58,140

Malaysia [4.2%]
Berjaya Auto	13,183,600	7,269
Inari Amertron	14,869,388	11,937
My EG Services	19,814,600	10,924

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

consolidated schedule of investments
September 30, 2016
City National Rochdale Emerging Markets Fund (continued)

Description	Shares	Value (000)
Nirvana Asia (A) (B)	28,874,000	$11,168

Total Malaysia		41,298

Philippines [7.5%]
GT Capital Holdings	572,760	17,007
JG Summit Holdings	4,000,000	6,145
Jollibee Foods	1,430,480	7,286
Megaworld	125,763,826	12,240
Metropolitan Bank & Trust	3,788,094	6,663
Security Bank	2,503,930	12,475
SM Prime Holdings	21,710,875	12,603

Total Philippines		74,419

South Korea [0.9%]
Hotel Shilla	171,700	9,432

Thailand [4.7%]
KCE Electronics - Foreign	5,070,400	15,511
Land & Houses NVDR	32,171,284	8,310
Minor International - Foreign	10,050,305	11,312
Minor International NVDR	1,096,700	1,235
Siam Cement - Foreign	686,600	10,264

Total Thailand		46,632

United States [1.1%]
Cognizant Technology Solutions, Cl A *	224,000	10,687

Total Common Stock
(Cost $716,171)		873,551

Participatory Notes [2.6%]
Boci Financial#	775,500	2,541
Boci Financial - Credit Suisse#	452,500	1,482
Boci Financial - UBS#	2,020,490	6,602
Hangzhou Hikvision Digital Technology-UBS, Expires 05/30/17	3,305,170	12,127
Hangzhou Hikvision Digital Technology - Credit Suisse#	414,513	1,521

Description	Shares/Number of Warrants	Value (000)
Hangzhou Hikvision Digital-A-Credit Suisse,
Expires 09/27/21	330,000	$1,211

Total Participatory Notes
(Cost $24,155)		25,484

Warrants [0.1%]
Inari Amertron,
Expires 02/17/20, Strike Price 1.60(MYR)*	1,117,403	476
Minor International,
Expires 12/31/29, Strike Price 40(THB)*	355,427	52

Total Warrants
(Cost $—)		528

Short-Term Investments [5.5%]
City National Rochdale Government Money Market Fund, Cl I, 0.030%** ‡	24,145,290	24,145
SEI Daily Income Trust Government Fund, Cl A, 0.240%**	30,896,699	30,897

Total Short-Term Investments
(Cost $55,042)		55,042

Total Investments [96.1%]
(Cost $795,368)		$954,605

Percentages are based on Net Assets of $993,264 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
‡	Investment in Affiliate.
#	Expiration date not available.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $23,251 (000), representing 2.3% of the net assets of the Fund.

(B)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such security as of September 30, 2016 was $19,528 (000) and represented 2.0% of net assets of the Fund.

(C)	Securities held through a Mauritius Subsidiary (See Note 2).
(D)	Security is considered illiquid. The total market value of the securities as of September 30, 2016 was $8,360 (000) and represented 0.8% of net assets of the Fund.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

consolidated schedule of investments
September 30, 2016
City National Rochdale Emerging Markets Fund (concluded)

Cl — Class

NVDR — Non Voting Depositary Receipt

The following is a list of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$854,023	$11,168	$8,360	$873,551
Participatory Notes	—	25,484	—	25,484
Warrants	528	—	—	528
Short-Term Investments	55,042	—	—	55,042
Total Investments in Securities	$909,593	$36,652	$8,360	$954,605

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2016:

Investments in Common Stock (000)
Beginning balance as of October 1, 2015	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales/paydowns	—
Transfers into Level 3	8,360
Transfers out of Level 3	—
Ending balance as of September 30, 2016	$8,360
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments that are not valued via one or more broker quotes as of September 30, 2016. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2016 (000)	Valuation Techniques
Common Stock	$8,360	Discounted from the Last Traded Price

		Observable Inputs
		N/A

		Unobservable Inputs	Discount Range
		Discount Rate	25%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended September 30, 2016, there have been transfers between Level 1 and Level 2 assets and liabilities. For the year ended September 30, 2016, there have been transfers between Level 2 and Level 3 assets and liabilities. The transfers into Level 3 were due to changes in the availability of observable inputs to determine fair value. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

statements of assets and liabilities (000)
September 30, 2016

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$5,737,293	$148,540	$125,465	$96,094
Investments in securities, at value	$4,792,293	$149,244	$126,820	$94,849
Affiliated investments, at value	—	855	808	3,643
Repurchase agreements, at value	945,000	—	—	—
Dividend and interest receivable	803	575	926	974
Foreign tax reclaim receivable	—	—	5	—
Receivable for capital shares sold	—	128	331	—
Prepaid expenses	79	3	3	2
Total Assets	5,738,175	150,805	128,893	99,468

LIABILITIES:
Payable for income distributions	54	23	144	91
Payable for capital shares redeemed	—	22	151	20
Payable for investment securities purchased	—	—	—	1,139
Investment advisory fees payable	1,983	47	33	12
Shareholder servicing and distribution fees payable	—	17	27	32
Administrative fees payable	86	13	13	12
Accrued expenses	374	25	25	24
Total Liabilities	2,497	147	393	1,330
Net Assets	$5,735,678	$150,658	$128,500	$98,138

Net Assets:
Paid-in Capital (unlimited authorization — $0.01 par value)	$5,735,678	$149,004	$127,663	$95,147
Undistributed (Distributions in excess of) net investment income	—	—	1	5
Accumulated net realized gain (loss) on investments	—	95	(1,327)	588
Net unrealized appreciation on investments	—	1,559	2,163	2,398
Net Assets	$5,735,678	$150,658	$128,500	$98,138

Institutional Class Shares:
Net Assets ($Dollars)	$—	$66,021,240	$—	$—
Total shares outstanding at end of period	—	6,224,492	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$10.61	$—	$—

Class N Shares:
Net Assets ($Dollars)	$3,870,786,500	$1,452,711	$3,782,866	$7,443,497
Total shares outstanding at end of period	3,870,784,354	136,767	359,468	687,629
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.62	$10.52	$10.82

Class S Shares:
Net Assets ($Dollars)	$882,925,039	$—	$—	$—
Total shares outstanding at end of period	882,925,907	—	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$—	$—	$—

Servicing Class Shares:
Net Assets ($Dollars)	$981,966,834	$83,183,812	$124,717,051	$90,694,288
Total shares outstanding at end of period	981,968,181	7,845,713	11,871,313	8,405,966
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.60	$10.51	$10.79

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2016

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
ASSETS:
Cost of securities (including affiliated investments)	$994,320	$78,520	$250,992	$2,104,771
Investments in securities, at value	$1,025,358	$75,418	$256,893	$2,146,166
Affiliated investments, at value	18,397	1,133	1,106	8,930
Cash	—	63	—	1,978
Foreign Currency	—	—	—	10,159 (1)
Dividend and interest receivable	13,703	1,432	1,964	28,115
Foreign tax reclaim receivable	—	2	—	222
Receivable for capital shares sold	2,634	76	634	4,766
Receivable for investment securities sold	8,241	874	—	57,447
Unrealized gain on forward foreign currency contracts	—	11	—	106
Purchased Option, at value	—	—	—	— (2)
Prepaid expenses	17	1	5	37
Total Assets	1,068,350	79,010	260,602	2,257,926

LIABILITIES:
Payable for investment securities purchased	26,257	695	—	92,647
Payable for income distributions	1,893	123	—	—
Payable for capital shares redeemed	284	264	27	318
Unrealized loss on forward foreign currency contracts	—	4	—	216
Investment advisory fees payable	417	38	86	832
Shareholder servicing and distribution fees payable	324	11	52	879
Administrative fees payable	24	12	14	39
Accrued expenses	100	28	91	415
Total Liabilities	29,299	1,175	270	95,346
Net Assets	$1,039,051	$77,835	$260,332	$2,162,580

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$995,795	$85,445	$256,551	$2,247,843
Undistributed (Distributions in excess of) net investment income	1,095	(67)	52	(39,650)
Accumulated net realized (loss) on investments and foreign currency	(7,274)	(5,581)	(3,278)	(43,899)
Net unrealized appreciation (depreciation) on:
Investments	49,435	(1,969)	7,007	(1,636)
Purchased options contracts	—	—	—	(1)
Forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	7	—	(77)
Net Assets	$1,039,051	$77,835	$260,332	$2,162,580

Institutional Class Shares:
Net Assets ($Dollars)	$—	$40,701,400	$7,249,000	$—
Total shares outstanding at end of period	—	5,215,400	272,888	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$7.80	$26.56	$—

Class N Shares:
Net Assets ($Dollars)	$595,220,583	$18,512,531	$253,082,722	$2,162,579,579
Total shares outstanding at end of period	53,435,853	2,372,408	9,529,181	85,276,390
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.14	$7.80	$26.56	$25.36

Servicing Class Shares:
Net Assets ($Dollars)	$443,830,023	$18,621,308	$—	$—
Total shares outstanding at end of period	39,827,063	2,387,376	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.14	$7.80	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of Foreign Currency $10,159 (000).
(2)	Cost of Purchased Option $1 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2016

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Emerging Markets Fund
ASSETS:
Cost of securities (including affiliated investments)	$174,396	$181,769	$795,368
Investments in securities, at value	$231,750	$217,078	$930,460
Affiliated investments, at value	3,417	2,542	24,145
Foreign Currency(1)	—	—	36,641
Dividend and interest receivable	556	135	838
Foreign tax reclaim receivable	10	2	11
Receivable for capital shares sold	733	361	3,130
Receivable for investment securities sold	1,673	—	—
Prepaid expenses	4	4	16
Total Assets	238,143	220,122	995,241

LIABILITIES:
Payable for investment securities purchased	595	—	563
Payable for capital shares redeemed	355	110	124
Investment advisory fees payable	96	71	815
Shareholder servicing and distribution fees payable	96	65	290
Administrative fees payable	14	14	24
Accrued expenses	30	28	161
Total Liabilities	1,186	288	1,977
Net Assets	$236,957	$219,834	$993,264

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$173,489	$173,642	$858,359
Undistributed (Distributions in excess of) net investment income	(12)	34	419
Accumulated net realized gain (loss) on investments and foreign currency	2,709	8,307	(24,920)
Net unrealized appreciation on:
Investments	60,771	37,851	159,237
Foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	169
Net Assets	$236,957	$219,834	$993,264

Institutional Class Shares:
Net Assets ($Dollars)	$—	$14,103	$—
Total shares outstanding at end of period	—	1,007	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$14.00	$—

Class N Shares:
Net Assets ($Dollars)	$236,957,148	$108,806,772	$112,388,530
Total shares outstanding at end of period	5,972,357	7,848,939	2,697,359
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$39.68	$13.86	$41.67

Servicing Class Shares:
Net Assets ($Dollars)	$—	$111,012,906	$—
Total shares outstanding at end of period	—	7,997,745	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$13.88	$—

Class Y Shares:
Net Assets ($Dollars)	$—	$—	$880,875,571
Total shares outstanding at end of period	—	—	21,119,492
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$—	$41.71

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	Cost of foreign currency $36,472 (000).

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

statements of operations (000)
For the year ended September 30, 2016

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INVESTMENT INCOME:
Dividend Income from Affiliated Investments	$—	$—	$—	$59
Interest Income	13,846	2,051	3,271	1,913
Total Investment Income	13,846	2,051	3,271	1,972

EXPENSES:
Investment Advisory Fees	11,106	645	521	263
Shareholder Servicing Fees — Class N(1)	17,122	8	20	53
Shareholder Servicing Fees — Class S(1)	5,495	—	—	—
Shareholder Servicing Fees — Servicing Class	1,065	217	315	217
Administration Fees	806	145	142	136
Transfer Agent Fees	384	13	12	9
Trustee Fees	149	27	26	25
Professional Fees	224	14	13	12
Custody Fees	160	6	11	4
Registration Fees	200	7	7	5
Printing Fees	135	4	4	3
Insurance and Other Expenses	217	12	38	20
Total Expenses	37,063	1,098	1,109	747
Less, Waivers and/or Reimbursements of:
Investment Advisory Fees	(345)	(79)	(109)	(105)
Shareholder Servicing Fees — Class N(1)	(17,122)	—	—	—
Shareholder Servicing Fees — Class S(1)	(5,495)	—	—	—
Shareholder Servicing Fees — Servicing Class	(1,065)	—	—	—
Administration Fees	(86)	—	—	—
Net Expenses	12,950	1,019	1,000	642

Net Investment Income	896	1,032	2,271	1,330
Net Realized Gain (Loss) from Securities Transactions	—	255	(1,132)	591
Net Change in Unrealized Appreciation on:
Investments	—	111	2,206	372
Affiliated Investments	—	—	—	62
Net Increase in Net Assets Resulting from Operations	$896	$1,398	$3,345	$2,355

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2016

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
INVESTMENT INCOME:
Dividend Income	$—	$3	$469	$1,840
Dividend Income from Affiliated Investments	6	—	—	—
Interest Income	40,378	5,532	7,395	112,360
Total Investment Income	40,384	5,535	7,864	114,200

EXPENSES:
Investment Advisory Fees	3,910	470	1,082	9,146
Shareholder Servicing Fees — Class N(1)	2,323	79	1,296	9,146
Shareholder Servicing Fees — Servicing Class	942	54	—	—
Administration Fees	256	133	164	489
Transfer Agent Fees	77	7	24	166
Trustee Fees	47	25	31	104
Professional Fees	52	11	19	151
Custody Fees	33	11	11	496
Registration Fees	41	5	13	85
Printing Fees	26	2	7	54
Insurance and Other Expenses	102	33	38	246
Total Expenses	7,809	830	2,685	20,083
Recovery of Investment Advisory Fees Previously Waived(2)	—	—	—	48
Less, Waivers of:
Investment Advisory Fees	—	(49)	(8)	—
Net Expenses	7,809	781	2,677	20,131

Net Investment Income	32,575	4,754	5,187	94,069
Net Realized Gain (Loss) from:
Securities Transactions	(7,929)	(5,252)	(771)	(42,394)
Futures Contracts	426	—	—	—
Forward Foreign Currency Contracts	—	92	—	8,728
Foreign Currency Transactions	—	(11)	—	(3,199)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	41,496	7,095	5,455	96,057
Purchased Options Contracts	—	—	—	(1)
Futures Contracts	58	—	—	—
Forward Foreign Currency Contracts	—	(1)	—	(569)
Foreign Currency Translations	—	2	—	91
Net Increase in Net Assets Resulting from Operations	$66,626	$6,679	$9,871	$152,782

(1)	Includes class specific distribution expenses.
(2)	See Note 4 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2016

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund	City National Rochdale Emerging Markets Fund
INVESTMENT INCOME:
Dividend Income	$7,574	$3,455	$15,935
Dividend Income from Affiliated Investments	1	1	6
Interest Income	27	2	—
Less: Foreign Taxes Withheld	(7)	(11)	(787)
Total Investment Income	7,595	3,447	15,154

EXPENSES:
Investment Advisory Fees	1,055	864	8,369
Shareholder Servicing Fees — Class N(1)	1,055	529	3,306
Shareholder Servicing Fees — Servicing Class	—	272	—
Shareholder Servicing Fees — Class Y	—	—	439
Administration Fees	155	155	255
Transfer Agent Fees	19	20	78
Trustee Fees	29	29	47
Professional Fees	18	18	109
Custody Fees	8	9	330
Registration Fees	10	11	38
Printing Fees	6	6	26
Interest Expense	1	—	—
Insurance and Other Expenses	12	12	155
Total Expenses	2,368	1,925	13,152
Less, Waiver of:
Investment Advisory Fees	(18)	—	(47)
Net Expenses	2,350	1,925	13,105

Net Investment Income	5,245	1,522	2,049
Net Realized Gain (Loss) from:
Securities Transactions	824	8,913	(15,955)
Foreign Currency Transactions	—	—	(1,573)
Net Change in Unrealized Appreciation on:
Investments	30,072	7,967	149,893
Foreign Currency Translations	—	—	766
Net Increase in Net Assets Resulting from Operations	$36,141	$18,402	$135,180

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

statements of changes in net assets (000)
For years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Government Bond Fund
	2016	2015	2016	2015
OPERATIONS:
Net Investment Income	$896	$397	$1,032	$693
Net Realized Gain (Loss) from Security Transactions	—	—	255	124
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	111	1,373
Net Increase in Net Assets Resulting from Operations	896	397	1,398	2,190

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(553)	(352)
Class N	(649)	(301)	(6)	(2)
Class S	(154)	(70)	—	—
Servicing Class	(94)	(26)	(556)	(354)
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class	—	—	—	—
Total Dividends and Distributions	(897)	(397)	(1,115)	(708)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	15,023	10,393
Shares Issued in Lieu of Dividends and Distributions	—	—	553	347
Shares Redeemed	—	—	(7,967)	(9,674)
Increase in Net Assets from Institutional Class Share Transactions	—	—	7,609	1,066

Class N:
Shares Issued	5,798,518	3,753,981	245	310
Shares Issued in Lieu of Dividends and Distributions	550	252	3	1
Shares Redeemed	(4,887,064)	(3,969,801)	(690)	(461)
Increase (Decrease) in Net Assets from Class N Share Transactions	912,004	(215,568)	(442)	(150)

Class S:
Shares Issued	2,017,973	1,307,608	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(1,803,230)	(1,345,358)	—	—
Increase (Decrease) in Net Assets from Class S Share Transactions	214,743	(37,750)	—	—

Servicing Class:
Shares Issued	2,473,708	1,454,606	20,079	19,490
Shares Issued in Lieu of Dividends and Distributions	3	—	272	176
Shares Redeemed	(1,800,335)	(1,357,973)	(27,963)	(43,478)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	673,376	96,633	(7,612)	(23,812)

Net Increase (Decrease) in Net Assets from Share Transactions	1,800,123	(156,685)	(445)	(22,896)
Total Increase (Decrease) in Net Assets	1,800,122	(156,685)	(162)	(21,414)

NET ASSETS:
Beginning of Year	3,935,556	4,092,241	150,820	172,234
End of Year	$5,735,678	$3,935,556	$150,658	$150,820
Undistributed (Distributions in excess of) net investment income	$—	$1	$—	$4

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

statements of changes in net assets (000)
For years ended September 30,

City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
2016	2015	2016	2015	2016	2015

$2,271	$2,364	$1,330	$1,216	$32,575	$22,889
(1,132)	115	591	129	(7,503)	162
2,206	(1,927)	434	6	41,554	(4,980)
3,345	552	2,355	1,351	66,626	18,071

—	—	—	—	—	—
(59)	(63)	(121)	(126)	(17,013)	(11,345)
—	—	—	—	—	—
(2,212)	(2,301)	(1,207)	(1,090)	(14,761)	(11,151)

—	—	—	—	—	—
(10)	(35)	(4)	(52)	(88)	(36)
(300)	(1,106)	(32)	(355)	(73)	(38)
(2,581)	(3,505)	(1,364)	(1,623)	(31,935)	(22,570)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

1,049	1,983	7,217	4,360	251,922	214,782
47	62	60	111	10,334	7,366
(1,738)	(1,546)	(11,347)	(4,001)	(68,453)	(38,116)
(642)	499	(4,070)	470	193,803	184,032

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

28,449	26,686	26,329	33,934	141,729	134,840
192	260	108	115	1,137	563
(36,068)	(35,461)	(23,113)	(18,007)	(31,971)	(37,325)
(7,427)	(8,515)	3,324	16,042	110,895	98,078

(8,069)	(8,016)	(746)	16,512	304,698	282,110
(7,305)	(10,969)	245	16,240	339,389	277,611

135,805	146,774	97,893	81,653	699,662	422,051
$128,500	$135,805	$98,138	$97,893	$1,039,051	$699,662
$1	$1	$5	$3	$1,095	$523

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

statements of changes in net assets/ consolidated statements of changes in net assets (000)
For years ended September 30,

	City National Rochdale High Yield Bond Fund		City National Rochdale Intermediate Fixed Income Fund
	2016	2015	2016	2015
OPERATIONS:
Net Investment Income	$4,754	$5,695	$5,187	$4,433
Net Realized Gain (Loss) from:
Security Transactions	(5,252)	(271)	(771)	792
Foreign Currency Transactions	81	72	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Affiliated Investments and Purchased Options Contracts	7,095	(9,010)	5,455	(2,189)
Foreign Currency Translations	1	6	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	6,679	(3,508)	9,871	3,036

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(2,453)	(2,379)	(229)	(244)
Class N	(1,193)	(1,278)	(4,999)	(4,288)
Servicing Class	(1,362)	(2,049)	—	—
Class Y	—	—	—	—
Realized Capital Gains:
Institutional Class	—	(1,868)	—	—
Class N	—	(1,142)	—	—
Servicing Class	—	(1,982)	—	—
Class Y	—	—	—	—
Return of Capital:
Class N	—	—	—	—
Total Dividends and Distributions	(5,008)	(10,698)	(5,228)	(4,532)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	5,639	5,782	4,239	6,668
Shares Issued in Lieu of Dividends and Distributions	2,367	4,041	177	232
Shares Redeemed	(6,783)	(6,571)	(12,885)	(39)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	1,223	3,252	(8,469)	6,861

Class N:
Shares Issued	6,488	5,469	62,311	95,123
Shares Issued in Lieu of Dividends and Distributions	600	1,309	4,709	3,268
Shares Redeemed	(10,001)	(8,540)	(73,449)	(46,217)
Increase (Decrease) in Net Assets from Class N Share Transactions	(2,913)	(1,762)	(6,429)	52,174

Servicing Class:
Shares Issued	15,267	9,056	—	—
Shares Issued in Lieu of Dividends and Distributions	363	742	—	—
Shares Redeemed	(24,287)	(21,350)	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	(8,657)	(11,552)	—	—

Class Y:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase in Net Assets from Class Y Share Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	(10,347)	(10,062)	(14,898)	59,035
Total Increase (Decrease) in Net Assets	(8,676)	(24,268)	(10,255)	57,539

NET ASSETS:
Beginning of Year	86,511	110,779	270,587	213,048
End of Year	$77,835	$86,511	$260,332	$270,587
Undistributed (distribution in excess of) net investment income	$(67)	$54	$52	$67

(1)	See Note 8 for shares issued and redeemed.
(2)	Class Y commenced operations on June 1, 2016.
(3)	Includes transfers from Class N to Class Y of $692,420 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

statements of changes in net assets/ consolidated statements of changes in net assets (000)
For years ended September 30,

City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Dividend & Income Fund		City National Rochdale U.S. Core Equity Fund		City National Rochdale Emerging Markets Fund (2)
2016	2015	2016	2015	2016	2015	2016		2015

$94,069	$76,871	$5,245	$5,012	$1,522	$947	$2,049		$1,498

(42,394)	(7,681)	824	5,580	8,913	1,411	(15,955)		(7,454)
5,529	8,290	—	—	—	—	(1,573)		(1,325)

96,056	(90,387)	30,072	(10,600)	7,967	242	149,893		(71,965)
(478)	(1,795)	—	—	—	—	766		(270)
152,782	(14,702)	36,141	(8)	18,402	2,600	135,180		(79,516)

—	—	—	—	—	(53)	—		—
(131,462)	(93,437)	(5,466)	(5,817)	(636)	(278)	(228)		(2,025)
—	—	—	—	(923)	(542)	—		—
—	—	—	—	—	—	—		—

—	—	—	—	—	(621)	—		—
—	(6,421)	(164)	—	(710)	(9,079)	—		—
—	—	—	—	(739)	(10,078)	—		—
—	—	—	—	—	—	—		—

—	—	(823)	—	—	—	—		—
(131,462)	(99,858)	(6,453)	(5,817)	(3,008)	(20,651)	(228)		(2,025)

—	—	—	—	—	—	—		—
—	—	—	—	—	674	—		—
—	—	—	—	(7,205)	(8)	—		—
—	—	—	—	(7,205)	666	—		—

813,637	664,124	73,266	66,145	16,276	19,775	360,912		357,980
97,392	62,724	4,329	3,602	1,151	8,212	162		1,003
(411,723)	(361,831)	(58,011)	(49,154)	(18,823)	(14,129)	(1,043,367	)(3)	(175,750)
499,306	365,017	19,584	20,593	(1,396)	13,858	(682,293)		183,233

—	—	—	—	23,794	35,806	—		—
—	—	—	—	41	64	—		—
—	—	—	—	(24,637)	(25,710)	—		—
—	—	—	—	(802)	10,160	—		—

—	—	—	—	—	—	874,121	(3)	—
—	—	—	—	—	—	—		—
—	—	—	—	—	—	(17,698)		—
—	—	—	—	—	—	856,423		—
499,306	365,017	19,584	20,593	(9,403)	24,684	174,130		183,233
520,626	250,457	49,272	14,768	5,991	6,633	309,082		101,692

1,641,954	1,391,497	187,685	172,917	213,843	207,210	684,182		582,490
$2,162,580	$1,641,954	$236,957	$187,685	$219,834	$213,843	$993,264		$684,182
$(39,650)	$(3,287)	$(12)	$(5)	$34	$88	$419		$171

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

consolidated statement of cash flows (000)
For the year ended September 30, 2016

City National Rochdale Fixed Income Opportunities Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$152,782
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(3,724,785)
Proceeds from disposition of investment securities	3,264,665
Amortization (accretion of market discount)	(11,513)
Premium payments	(19,559)
Net realized loss on investments	42,394
Net change in unrealized appreciation on investments	(96,057)

Changes in assets:
Dividend and interest receivable	(6,003)
Foreign tax reclaim receivable	(141)
Receivable for investment securities sold	(28,696)
Unrealized gain on forward foreign currency contracts	356
Prepaid expenses	13

Changes in liabilities:
Payable for investment securities purchased	67,133
Unrealized loss on forward foreign currency contracts	213
Investment advisory fees payable	159
Shareholder servicing and distribution fees payable	195
Administrative fees payable	8
Accrued expenses	(291)
Net cash used in operating activities	(359,127)

Cash Flows from Financing Activities:
Proceeds from shares issued	811,385
Cost of shares redeemed	(411,933)
Distributions	(34,070)
Net cash provided by financing activities	365,382
Net change in cash	6,255
Cash at beginning of year	5,882
Cash at end of year	$12,137

NON-CASH FINANCING ACTIVITIES:
Reinvestments of dividends and distributions	$97,392

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

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CITY NATIONAL ROCHDALE FUNDS | PAGE 125

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Net Asset Value End of Period	Distri-butions from Realized Capital Gains	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2016	$1.00	$0.000	*	$—	$(0.000)*	$—	$1.00	0.02%	$3,870,786	0.30%	0.02%	0.86%	—%
2015	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	2,958,782	0.10	0.01	0.87	—
2014	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	3,174,351	0.08	0.01	0.88	—
2013	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	3,040,396	0.13	0.01	0.97	—
2012	1.00	0.000	*	—	(0.000)*	—	1.00	0.00	2,808,068	0.14	0.01	1.11	—
Class S (commenced operations on October 6, 1999)
2016	$1.00	$0.000	*	$—	$(0.000)*	$—	$1.00	0.02%	$882,925	0.31%	0.02%	1.06%	—%
2015	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	668,183	0.10	0.01	1.07	—
2014	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	705,932	0.08	0.01	1.08	—
2013	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	475,151	0.12	0.01	1.11	—
2012	1.00	0.000	*	—	(0.000)*	—	1.00	0.00	288,922	0.14	0.01	1.11	—
Servicing Class (commenced operations on April 3, 2000)^^
2016	$1.00	$0.000	*	$—	$(0.000)*	$—	$1.00	0.02%	$981,967	0.31%	0.02%	0.56%	—%
2015	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	308,591	0.10	0.01	0.57	—
2014	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	211,958	0.08	0.01	0.58	—
2013	1.00	0.000	*	—	(0.000)*	—	1.00	0.01	128,423	0.12	0.01	0.61	—
2012	1.00	0.000	*	—	(0.000)*	—	1.00	0.00	96,452	0.14	0.01	0.61	—
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2016	$10.59	$0.09		$0.02	$(0.09)	$—	$10.61	1.09%	$66,021	0.53%	0.84%	0.58%	37%
2015	10.49	0.06		0.10	(0.06)	—	10.59	1.55	58,301	0.53	0.59	0.57	37
2014	10.47	0.06		0.02	(0.06)	—	10.49	0.80	56,722	0.53	0.59	0.57	59
2013	10.73	0.11		(0.23)	(0.14)	—	10.47	(1.11)	56,351	0.54	1.03	0.52	28
2012	10.75	0.05		0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2016	$10.60	$0.03		$0.03	$(0.04)	$—	$10.62	0.58%	$1,453	1.03%	0.33%	1.08%	37%
2015	10.51	0.01		0.09	(0.01)	—	10.60	0.95	1,895	1.03	0.08	1.07	37
2014	10.49	0.01		0.02	(0.01)	—	10.51	0.29	2,027	1.03	0.10	1.07	59
2013	10.75	0.04		(0.21)	(0.09)	—	10.49	(1.60)	2,505	1.03	0.38	1.02	28
2012	10.77	0.06		0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
Servicing Class (commenced operations on January 14, 2000)^
2016	$10.58	$0.06		$0.03	$(0.07)	$—	$10.60	0.84%	$83,184	0.78%	0.59%	0.83%	37%
2015	10.49	0.04		0.09	(0.04)	—	10.58	1.21	90,624	0.78	0.33	0.82	37
2014	10.47	0.04		0.02	(0.04)	—	10.49	0.54	113,485	0.78	0.34	0.82	59
2013	10.72	0.07		(0.20)	(0.12)	—	10.47	(1.26)	114,953	0.79	0.62	0.77	28
2012	10.75	0.09		0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2016	$10.45	$0.16		$0.08	$(0.15)	$(0.02)	$10.52	2.39%	$3,783	1.01%	1.52%	1.09%	30%
2015	10.67	0.15		(0.14)	(0.15)	(0.08)	10.45	0.14	4,411	1.01	1.42	1.07	32
2014	10.71	0.14		0.03	(0.14)	(0.07)	10.67	1.64	4,008	1.01	1.32	1.07	37
2013	10.91	0.16		(0.10)	(0.17)	(0.09)	10.71	0.49	3,100	1.00	1.51	1.00	29
2012	10.59	0.22		0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
Servicing Class (commenced operations on January 14, 2000)^
2016	$10.44	$0.18		$0.09	$(0.18)	$(0.02)	$10.51	2.69%	$124,717	0.76%	1.75%	0.84%	30%
2015	10.66	0.18		(0.14)	(0.18)	(0.08)	10.44	0.39	131,394	0.76	1.67	0.82	32
2014	10.70	0.17		0.03	(0.17)	(0.07)	10.66	1.89	142,766	0.76	1.57	0.82	37
2013	10.90	0.19		(0.11)	(0.19)	(0.09)	10.70	0.75	135,184	0.75	1.77	0.75	29
2012	10.58	0.25		0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2016	$10.71	$0.12	$0.11	$(0.12)	$	—^^	$10.82	2.20%	$7,444	0.88%	1.14%	0.99%	25%
2015	10.74	0.12	0.02	(0.12)		(0.05)	10.71	1.30	11,386	0.88	1.10	1.00	10
2014	10.54	0.13	0.22	(0.13)		(0.02)	10.74	3.31	10,955	0.88	1.17	1.02	36
2013	10.86	0.18	(0.22)	(0.18)		(0.10)	10.54	(0.45)	8,197	0.87	1.64	0.86	34
2012	10.70	0.22	0.23	(0.22)		(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
Servicing Class (commenced operations on January 14, 2000)^
2016	$10.68	$0.15	$0.11	$(0.15)	$	—^^	$10.79	2.48%	$90,694	0.63%	1.39%	0.74%	25%
2015	10.71	0.14	0.03	(0.15)		(0.05)	10.68	1.56	86,507	0.63	1.36	0.75	10
2014	10.51	0.15	0.22	(0.15)		(0.02)	10.71	3.58	70,698	0.63	1.43	0.77	36
2013	10.83	0.20	(0.22)	(0.20)		(0.10)	10.51	(0.20)	59,149	0.62	1.91	0.62	34
2012	10.67	0.25	0.23	(0.25)		(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2016	$10.67	$0.41	$0.46	$(0.40)	$	—^^	$11.14	8.34%	$595,221	1.04%	3.76%	1.04%	28%
2015	10.71	0.41	(0.04)	(0.41)		—	10.67	3.55	382,461	1.04	3.85	1.03	2
2014	10.00	0.32	0.71	(0.32)		—	10.71	10.38	201,200	1.08	4.02	1.08	1
Servicing Class (commenced operations on December 30, 2013)
2016	$10.68	$0.44	$0.45	$(0.43)	$	—^^	$11.14	8.50%	$443,830	0.79%	4.01%	0.79%	28%
2015	10.72	0.44	(0.04)	(0.44)		—	10.68	3.81	317,201	0.79	4.10	0.79	2
2014	10.00	0.34	0.72	(0.34)		—	10.72	10.68	220,851	0.83	4.27	0.84	1
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2016	$7.58	$0.47	$0.24	$(0.49)		$—	$7.80	9.88%	$40,701	0.83%	6.39%	0.89%	69%
2015	8.76	0.49	(0.77)	(0.49)		(0.41)	7.58	(3.47)	38,274	0.70	5.94	0.83	77
2014	8.59	0.53	0.19	(0.53)		(0.02)	8.76	8.49	40,639	0.70	5.98	0.78	59
2013	8.64	0.60	(0.05)	(0.60)		—	8.59	6.49	39,219	0.75	6.87	0.75	56
2012	8.39	0.43	0.26	(0.44)		—	8.64	8.39	40,891	0.85	7.66	0.85	41
Class N (commenced operations on January 14, 2000)
2016	$7.58	$0.45	$0.23	$(0.46)		$—	$7.80	9.44%	$18,513	1.23%	6.02%	1.30%	69%
2015	8.76	0.44	(0.76)	(0.45)		(0.41)	7.58	(3.94)	21,063	1.20	5.43	1.33	77
2014	8.59	0.49	0.18	(0.48)		(0.02)	8.76	7.95	26,166	1.20	5.49	1.28	59
2013	8.64	0.56	(0.05)	(0.56)		—	8.59	5.95	34,371	1.27	6.37	1.26	56
2012	7.98	0.62	0.66	(0.62)		—	8.64	16.56	38,629	1.38	7.43	1.39	41
Servicing Class (commenced operations on January 14, 2000)^
2016	$7.58	$0.46	$0.23	$(0.47)		$—	$7.80	9.61%	$18,621	1.07%	6.16%	1.14%	69%
2015	8.76	0.47	(0.77)	(0.47)		(0.41)	7.58	(3.71)	27,174	0.95	5.67	1.08	77
2014	8.59	0.51	0.19	(0.51)		(0.02)	8.76	8.22	43,974	0.95	5.83	1.02	59
2013	8.63	0.58	(0.04)	(0.58)		—	8.59	6.35	88,949	0.99	6.58	0.99	56
2012	7.98	0.65	0.65	(0.65)		—	8.63	16.77	74,245	1.08	7.76	1.09	41
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2016	$26.12	$0.63	$0.45	$(0.64)		$—	$26.56	4.20%	$7,249	0.51%	2.38%	0.51%	25%
2015	26.23	0.60	(0.11)	(0.60)		—	26.12	1.87	15,574	0.51	2.29	0.53	21
2014	25.89	0.53	0.33	(0.52)		—	26.23	3.35	8,784	0.51	2.57	0.52	28
Class N (commenced operations on December 31, 1999)
2016	$26.11	$0.50	$0.46	$(0.51)		$—	$26.56	3.72%	$253,083	1.01%	1.90%	1.01%	25%
2015	26.23	0.47	(0.12)	(0.47)		—	26.11	1.34	255,013	1.01	1.79	1.03	21
2014	25.89	0.57	0.34	(0.57)		—	26.23	3.54	204,264	1.01	2.17	1.04	28
2013*	26.76	0.60	(0.85)	(0.62)		—	25.89	(0.96)	155,740	1.02	3.04	1.04	21
2012	25.68	0.95	1.08	(0.95)		—	26.76	7.99	130,359	1.13	3.59	1.12	26
2011	25.89	0.97	(0.23)	(0.95)		—	25.68	2.88	107,957	1.15	3.74	1.15	58

*

For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio (thr “Predecessor Fund”) was merged into City National Rochdale Funds’ City National Rochdale Intermediate Fixed Income Fund. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
^^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

		Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Distri-butions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)		Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2016		$25.22	$1.28	$0.65	$—	$(1.79)	$—	$—	$25.36	8.04%	$2,162,580	1.10	%(5)	5.15%	1.10	%(5)	124%
2015		27.19	1.34	(1.59)	—	(1.60)	(0.12)	—	25.22	(0.88)	1,641,954	1.10	(4)	5.08	1.12	(4)	73
2014		26.83	1.28	0.38	—	(1.17)	(0.13)	—	27.19	6.20	1,391,497	1.11	(3)	4.65	1.12	(3)	82
2013	*	27.20	1.28	(0.43)	—	(1.22)	—^	—	26.83	3.16	924,444	1.08		6.24	1.11		52
2012		26.16	1.70	1.04	—	(1.64)	(0.06)	—	27.20	10.70	654,095	1.12		6.29	1.12		41
2011		27.34	1.58	(1.02)	—	(1.45)	(0.29)	—	26.16	2.04	497,684	1.16		5.80	1.16		60
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2016		$34.22	$0.94	$5.67	$—	$(0.97)	$(0.03)	$(0.15)	$39.68	19.50%	$236,957	1.11%		2.49%	1.12%		5%
2015		35.08	0.94	(0.72)	—	(1.08)	—	—	34.22	0.53	187,685	1.11		2.60	1.13		13
2014		32.25	0.95	2.96	—	(1.08)	—	—	35.08	12.20	172,917	1.09		2.74	1.14		16
2013	*	29.07	0.62	3.37	—	(0.54)	—	(0.27)	32.25	13.74	155,807	1.16		2.55	1.19		17
2012		28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38		3.18	1.37		13
2011		26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40		3.27	1.40		21
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2016		$13.04	$0.13	$1.07	$—	$(0.15)	$(0.09)	$—	$14.00	9.25%	$14	0.52%		0.93%	0.52%		31%
2015		14.21	0.11	0.13	—	(0.10)	(1.31)	—	13.04	1.79	6,870	0.52		0.79	0.52		32
2014		12.13	0.08	2.30	—	(0.08)	(0.22)	—	14.21	19.86	6,759	0.53		0.59	0.53		60
2013		10.00	0.14	2.08	—	(0.09)	—	—	12.13	22.23	—	0.00^		1.57	0.00^		32
Class N (commenced operations on December 3, 2012)
2016		$12.92	$0.08	$1.03	$—	$(0.08)	$(0.09)	$—	$13.86	8.63%	$108,807	1.02%		0.58%	1.02%		31%
2015		14.09	0.04	0.14	—	(0.04)	(1.31)	—	12.92	1.31	102,753	1.02		0.29	1.02		32
2014		12.08	0.01	2.23	—	(0.01)	(0.22)	—	14.09	18.80	97,205	1.03		0.09	1.04		60
2013		10.00	0.05	2.08	—	(0.05)	—	—	12.08	21.33	66,145	0.99		0.52	0.99		32
Servicing Class (commenced operations on December 3, 2012)
2016		$12.93	$0.11	$1.04	$—	$(0.11)	$(0.09)	$—	$13.88	8.97%	$111,013	0.77%		0.83%	0.77%		31%
2015		14.11	0.07	0.13	—	(0.07)	(1.31)	—	12.93	1.48	104,220	0.77		0.54	0.77		32
2014		12.09	0.05	2.24	—	(0.05)	(0.22)	—	14.11	19.15	103,246	0.78		0.34	0.79		60
2013		10.00	0.07	2.08	—	(0.06)	—	—	12.09	21.60	68,919	0.74		0.73	0.74		32
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2016		$35.38	$0.04	$6.26	$—	$(0.01)	$—	$—	$41.67	17.81%	$112,388	1.61%		0.11%	1.62%		15%††
2015		38.90	0.09	(3.48)	—	(0.13)	—	—	35.38	(8.74)	684,182	1.61		0.21	1.65		34
2014		34.24	0.22	4.55	—	(0.11)	—	—	38.90	13.96	582,490	1.61		0.58	1.64		42
2013	*	32.31	0.33	1.60	—	—	—	—	34.24	5.97	294,040	1.62		1.31	1.69		25
2012		25.28	0.04	7.00	0.01	—	—	(0.02)	32.31	27.87	136,838	1.97		0.15	1.94		69
Class Y (commenced operations on June 1, 2016)
2016		$38.33	$0.10	$3.28	$—	$—	$—	$—	$41.71	8.82%	$880,876	1.37%		0.74%	1.37%		15%

*

For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Fixed Income Opportunities Portfolio, Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio, and Rochdale Emerging Markets Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Funds’City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Funds’ City National Rochdale Dividend & Income Fund, and City National Rochdale Emerging Markets Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.
††	Portfolio turnover rate is presented at Fund Level.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.10%, respectively.
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.11%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

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notes to financial statements/ consolidated notes to financial statements
September 30, 2016

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended ( the “1940 Act”), as an open-end management investment company currently offering the following 11 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”) (collectively, the “Equity Funds”).

On June 1, 2016, a new Class Y of the Emerging Markets Fund opened.

On August 31, 2016, the Prime Money Market Fund closed.

On September 29, 2016, the Multi-Asset Fund closed.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund and the Emerging Markets Fund, which are non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value

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September 30, 2016

Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in life settlement policies (“Policies”) are valued using the fair value method of accounting. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the fair value method, the Fixed Income Opportunities Fund recognizes the initial investment in its Policies at the transaction price. In subsequent periods, the Fund re-measures the investment in its Policies at fair value daily and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur. Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material. Life settlement contracts are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2016, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally among the Funds, or (iv) a combination of the above, depending on the nature of the expenditure.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds except for the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Equity Funds except for the Emerging Markets Fund. Dividends from net investment income are declared and paid annually for the Emerging Markets Fund. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss upon the sale of a security resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within realized gain (loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the High Yield Bond Fund and the Fixed Income Opportunities Fund have entered into master netting arrangements, established within the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the High Yield Bond Fund and the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the High Yield Bond Fund and the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the High Yield Bond Fund and the Fixed Income Opportunities Fund.

For financial reporting purposes, the High Yield Bond Fund and the Fixed Income Opportunities Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is reported separately on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is noted in the Schedule of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the High Yield Bond Fund and the Fixed Income Opportunities Fund from its counterparties are not fully collateralized, contractually

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notes to financial statements/ consolidated notes to financial statements
September 30, 2016

or otherwise, the High Yield Bond Fund and the Fixed Income Opportunities Fund bear the risk of loss from counterparty nonperformance.

The following tables present, by derivative type, the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the High Yield Bond Fund and the Fixed Income Opportunities Fund at September 30, 2016 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
High Yield Bond Fund
Forward Foreign Currency Contracts	$11	$(4)	$—	$7
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts	106	(106)	—	—

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
High Yield Bond Fund
Forward Foreign Currency Contracts	$(4)	$4	$—	$—
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts	(216)	106	—	(110)

Futures Contracts — To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2016, if applicable.

Options Contracts — A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the unrealized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statement of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statement of Operations. Realized and changes in unrealized gains and losses on options contracts during the period as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for a Fund.

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Government Money Market Fund) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2016, were $179,469,228, which represented 8.3% of the net assets of the Fixed Income Opportunities Fund.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by City National Rochdale. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

Investment in Affiliated Security – The Funds may invest excess cash in the Government Money Market Fund.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of

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notes to financial statements/ consolidated notes to financial statements
September 30, 2016

the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust and subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S, Servicing Class or Class Y Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of average daily net assets of the relevant class of each Fund. CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2016, CNB and City National Rochdale received $11,409,400 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, City National Bank or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50†
High Yield Bond Fund	0.60
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40
Emerging Markets Fund	1.00

†	On July 1, 2016, the advisory fee changed from 45 basis points to 50 basis points.

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Alcentra LTD, All Financial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Company, GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

Sub-adviser fees are paid by City National Rochdale.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Government Bond Fund	Corporate Bond Fund
Institutional Class	n/a	0.53%	n/a
Class N	0.93%	1.03%	1.01%
Class S	1.13%	n/a	n/a
Servicing Class	0.63%	0.78%	0.76%

	California Tax Exempt Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.51%	n/a
Class N	0.88%	1.01%	1.09%
Servicing Class	0.63%	n/a	n/a

Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Municipal High Income Fund, High Yield Bond Fund, Dividend & Income Fund, U.S. Core Equity Fund, and Emerging Markets Fund.

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2016, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$9,264	2017
	8,586	2018
	345	2019
Government Bond Fund	67	2017
	74	2018
	79	2019
Corporate Bond Fund	83	2017
	89	2018
	109	2019
California Tax Exempt Bond Fund	99	2017
	109	2018
	105	2019
High Yield Bond Fund	101	2017
	128	2018
	49	2019
Intermediate Fixed Income Fund	59	2017
	43	2018
	8	2019
Fixed Income Opportunities Fund	257	2017
	248	2018
Dividend & Income Fund	90	2017
	44	2018
	18	2019
Emerging Markets Fund	145	2017
	291	2018
	47	2019

City National Rochdale, CNB, and the Administrator have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Government Money Market Fund in order to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2016:

	Shareholder Servicing Fee Waiver (000)		Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)
Government Money Market Fund
Class N	$15,254	(1)	$308	$64
Class S	5,056	(1)	41	14
Servicing Class	1,065		(4)	8

(1)	Includes class specific distribution expenses.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

notes to financial statements/ consolidated notes to financial statements
September 30, 2016

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2016, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$41,693	$8,452		$46,717	$12,257
Corporate Bond Fund	—	35,331		25	48,600
California Tax Exempt Bond Fund	—	21,251		—	22,492
Municipal High Income Fund	—	517,051		—	208,829
High Yield Bond Fund	—	44,980	†	—	52,555	†
Intermediate Fixed Income Fund	10,503	50,478		9,834	61,924
Fixed Income Opportunities Fund	29,482	1,613,537	‡	12,742	1,275,414	‡
Dividend & Income Fund	—	22,533		—	10,599
U.S. Core Equity Fund	—	65,166		—	75,713
Emerging Markets Fund	—	262,780		—	114,860

†	Includes 17a-7 related party transactions of $1,013 (000) and $3,182 (000), respectively.

‡	Includes 17a-7 related party transactions of $15,754 (000) and $2,305 (000), respectively.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

The following is a summary of the transactions with affiliates for the California Tax Exempt Bond Fund for the year ended September 30, 2016 (000):

Municipal High Income Fund
Beginning balance as of October 1, 2015	$—
Purchases at Cost	2,250
Proceeds from Sales	—
Realized Gain (Loss)	—
Unrealized Gain	62
Ending balance as of September 30, 2016	$2,312
Dividend Income	59

The Funds may also invest in the affiliated Government Money Market Fund to manage excess cash or to serve as margin or collateral for derivative positions.

The following is a summary of the transactions with affiliates for the year ended September 30, 2016:

	Purchases at Cost (000)	Proceeds from Sales (000)	Value 9/30/2016 (000)	Dividend Income (000)
Government Money Market Fund
Government Bond Fund	$31,212	$(30,556)	$855	$—
Corporate Bond Fund	2,725	(1,917)	808	—
California Tax Exempt Bond Fund	5,310	(3,979)	1,331	—
Municipal High Income Fund	172,358	(187,069)	18,397	6
High Yield Bond Fund	3,386	(2,253)	1,133	—
Intermediate Fixed Income Fund	44,213	(45,138)	1,106	—
Fixed Income Opportunities Fund	21,239	(12,368)	8,930	—
Dividend & Income Fund	23,009	(20,047)	3,417	1
U.S. Core Equity Fund	3,009	(467)	2,542	—
Emerging Markets Fund	118,660	(114,702)	24,145	6
Prime Money Market Fund
Corporate Bond Fund	21,538	(23,681)	—	—
High Yield Bond Fund	20,097	(20,337)	—	—
U.S. Core Equity Fund	23,817	(25,372)	—	1
California Tax Exempt Money Market Fund
California Tax Exempt Bond Fund	38,753	(40,489)	—	—

6.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds’ tax position taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency transactions, REIT adjustments, investments in partnerships, realized gains (losses) on paydowns, net operating losses, distributions in excess of net investment income, default bonds, reclassification of short-term capital gains received from affiliated funds and timing of distributions, were reclassified to/from the following accounts as of September 30, 2016:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid- in Capital (000)
Government Bond Fund	$79	$(79)	$—
Municipal High Income Fund	(229)	229	—
High Yield Bond Fund	133	(133)	—
Intermediate Fixed Income Fund	26	(26)	—
Fixed Income Opportunities Fund	1,030	(1,030)	—
Dividend & Income Fund	214	(209)	(5)
U.S. Core Equity Fund	(17)	17	—
Emerging Markets Fund	(1,573)	1,573	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended September 30, 2016 and September 30, 2015 unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2016	$—	$897	$—	$—	$897
2015	—	397	—	—	397
Government Bond Fund
2016	—	1,115	—	—	1,115
2015	—	708	—	—	708
Corporate Bond Fund
2016	—	2,271	310	—	2,581
2015	—	2,423	1,082	—	3,505
California Tax Exempt Bond Fund
2016	1,328	—	36	—	1,364
2015	1,216	121	286	—	1,623
Municipal High Income Fund
2016	31,625	261	49	—	31,935
2015	22,487	83	—	—	22,570
High Yield Bond Fund
2016	—	5,008	—	—	5,008
2015	—	6,630	4,068	—	10,698
Intermediate Fixed Income Fund
2016	—	5,228	—	—	5,228
2015	—	4,532	—	—	4,532
Fixed Income Opportunities Fund
2016	—	131,462	—	—	131,462
2015	—	97,143	2,715	—	99,858
Dividend & Income Fund
2016	—	5,018	612	823	6,453
2015	—	4,363	1,454	—	5,817
U.S. Core Equity Fund
2016	—	1,581	1,427	—	3,008
2015	—	2,073	18,578	—	20,651
Emerging Markets Fund
2016	—	228	—	—	228
2015	—	2,025	—	—	2,025

CITY NATIONAL ROCHDALE FUNDS | PAGE 137

notes to financial statements/ consolidated notes to financial statements
September 30, 2016

As of September 30, 2016, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$141	$—	$—	$—	$—	$(141)	$—
Government Bond Fund	—	90	95	—	—	1,559	(90)	1,654
Corporate Bond Fund	—	162	—	—	(1,327)	2,163	(161)	837
California Tax Exempt Bond Fund	110	151	437	—	—	2,398	(105)	2,991
Municipal High Income Fund	2,923	—	—	(7,275)	—	50,611	(3,003)	43,256
High Yield Bond Fund	—	368	—	(378)	(5,202)	(1,962)	(436)	(7,610)
Intermediate Fixed Income Fund	—	60	—	(2,117)	(1,160)	7,007	(9)	3,781
Fixed Income Opportunities Fund	—	2,739	—	(26,744)	(55,335)	(5,870)	(53)	(85,263)
Dividend & Income Fund	—	—	—	—	—	63,480	(12)	63,468
U.S. Core Equity Fund	—	34	8,329	—	—	37,829	—	46,192
Emerging Markets Fund	—	2,464	—	(6,801)	(18,000)	157,242	—	134,905

For tax purposes, the losses in the Funds generated prior to the Regulated Investment Company Modernization Act of 2010 can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2016, the breakdown of capital loss carryforwards was as follows:

Expiring December 31,
Fund	2018 (000)
Intermediate Fixed Income Fund	$(2,117)

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2015, through September 30, 2016, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Municipal High Income Fund	$(188)	$(7,087)	$(7,275)
High Yield Bond Fund	(150)	(228)	(378)
Fixed Income Opportunities Fund	(16,945)	(9,799)	(26,744)
Emerging Markets Fund	(6,801)	—	(6,801)

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended September 30, 2016, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Government Bond Fund	$81
Intermediate Fixed Income Fund	364
Emerging Markets Fund	1,162

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes as of September 30, 2016, for each of the Fixed Income Funds and Equity Funds were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$148,540	$1,617	$(58)	1,559
Corporate Bond Fund	125,465	2,409	(246)	2,163
California Tax Exempt Bond Fund	96,094	2,498	(100)	2,398
Municipal High Income Fund	993,146	59,659	(9,050)	50,609
High Yield Bond Fund	78,520	2,153	(4,122)	(1,969)
Intermediate Fixed Income Fund	250,992	7,862	(855)	7,007
Fixed Income Opportunities Fund	2,109,076	123,015	(76,995)	46,020
Dividend & Income Fund	171,687	65,696	(2,216)	63,480
U.S. Core Equity Fund	181,791	39,511	(1,682)	37,829
Emerging Markets Fund	797,531	195,935	(38,861)	157,074

At September 30, 2016, the Government Money Market Fund’s cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index

CITY NATIONAL ROCHDALE FUNDS | PAGE 139

notes to financial statements/ consolidated notes to financial statements
September 30, 2016

itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

The Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance policies (“Policies”). A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds invest in Certificates of Participation in a municipal obligation, which are subject to annual appropriation risk.

Emerging Markets Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Emerging Markets Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Emerging Market Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2016, and the year ended September 30, 2015, were as follows (000):

	Government Money Market Fund		Government Bond Fund		Corporate Bond Fund
	2016	2015	2016	2015	2016	2015
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	1,418	985	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	52	33	—	—
Shares redeemed	—	—	(753)	(917)	—	—
Net Institutional Class transactions	—	—	717	101	—	—
Class N:
Shares issued	5,798,519	3,753,980	23	29	100	187
Shares issued in Lieu of Dividends and Distributions	550	252	—	—	4	6
Shares redeemed	(4,887,064)	(3,969,801)	(65)	(43)	(167)	(146)
Net Class N transactions	912,005	(215,569)	(42)	(14)	(63)	47
Class S:
Shares issued	2,017,973	1,307,608	—	—	—	—
Shares redeemed	(1,803,230)	(1,345,358)	—	—	—	—
Net Class S transactions	214,743	(37,750)	—	—	—	—
Servicing Class:
Shares issued	2,473,708	1,454,606	1,899	1,849	2,733	2,527
Shares issued in Lieu of Dividends and Distributions	3	—	26	17	18	25
Shares redeemed	(1,800,335)	(1,357,973)	(2,642)	(4,123)	(3,466)	(3,358)
Net Servicing Class transactions	673,376	96,633	(717)	(2,257)	(715)	(806)

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

notes to financial statements/ consolidated notes to financial statements
September 30, 2016

	California Tax Exempt Bond Fund		Municipal High Income Fund
	2016	2015	2016	2015
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net Institutional Class transactions	—	—	—	—
Class N:
Shares issued	668	407	22,941	19,914
Shares issued in Lieu of Dividends and Distributions	6	10	943	685
Shares redeemed	(1,049)	(374)	(6,281)	(3,548)
Net Class N transactions	(375)	43	17,603	17,051
Servicing Class:
Shares issued	2,445	3,179	12,941	12,508
Shares issued in Lieu of Dividends and Distributions	10	11	103	52
Shares redeemed	(2,150)	(1,687)	(2,923)	(3,463)
Net Servicing Class transactions	305	1,503	10,121	9,097

	High Yield Bond Fund		Intermediate Fixed Income Fund		Fixed Income Opportunities Fund
	2016	2015	2016	2015	2016	2015
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	759	707	161	254	—	—
Shares issued in Lieu of Dividends and Distributions	319	501	7	9	—	—
Shares redeemed	(910)	(800)	(491)	(2)	—	—
Net Institutional Class transactions	168	408	(323)	261	—	—
Class N:
Shares issued	880	668	2,371	3,610	32,737	25,240
Shares issued in Lieu of Dividends and Distributions	81	163	180	124	3,950	2,433
Shares redeemed	(1,368)	(1,040)	(2,787)	(1,755)	(16,515)	(13,754)
Net Class N transactions	(407)	(209)	(236)	1,979	20,172	13,919
Servicing Class:
Shares issued	2,051	1,101	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	49	92	—	—	—	—
Shares redeemed	(3,298)	(2,629)	—	—	—	—
Net Servicing Class transactions	(1,198)	(1,436)	—	—	—	—

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

	Dividend & Income Fund		U.S. Core Equity Fund		Emerging Markets Fund (1)
	2016	2015	2016	2015	2016		2015
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	—	—	—		—
Shares issued in Lieu of Dividends and Distributions	—	—	—	52	—		—
Shares redeemed	—	—	(526)	(1)	—		—
Net Institutional Class transactions	—	—	(526)	51	—		—
Class N:
Shares issued	1,906	1,823	1,225	1,450	9,641		8,896
Shares issued in Lieu of Dividends and Distributions	114	100	85	640	4		25
Shares redeemed	(1,532)	(1,369)	(1,416)	(1,032)	(26,285	)(2)	(4,558)
Net Class N transactions	488	554	(106)	1,058	(16,640)		4,363
Servicing Class:
Shares issued	—	—	1,778	2,617	—		—
Shares issued in Lieu of Dividends and Distributions	—	—	3	4	—		—
Shares redeemed	—	—	(1,841)	(1,882)	—		—
Net Servicing Class transactions	—	—	(60)	739	—		—
Class Y:
Shares issued	—	—	—	—	21,547	(2)	—
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—		—
Shares redeemed	—	—	—	—	(428)		—
Net Class Y transactions	—	—	—	—	21,119		—

(1)	Class Y commenced operations on June 1, 2016.

(2)	Includes transfers of 17,188 (000) shares from Class N into 17,183 (000) shares of Class Y.

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

notes to financial statements/ consolidated notes to financial statements
September 30, 2016

9.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund were limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended September 30, 2016, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Dividend & Income Fund	$50,000	$1	3.00%	$395	$944

Average borrowing activity was calculated using the number of days for amounts outstanding in the Dividend & Income Fund.

10.	SUBSEQUENT EVENTS

The City National Rochdale California Tax Exempt Money Market Fund was liquidated on October 3, 2016.

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2016, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
of City National Rochdale Funds

We have audited the accompanying statements of assets and liabilities of the Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund (consolidated), Dividend & Income Fund, U.S. Core Equity Fund, and Emerging Markets Fund (consolidated) (the “Funds”), each a series of shares of beneficial interest in City National Rochdale Funds, including the schedules of investments, as of September 30, 2016, and the related statements of operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended (consolidated for Fixed Income Opportunities Fund and Emerging Markets Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (consolidated for Fixed Income Opportunities and Emerging Markets Fund) for each of the years or periods presented through September 30, 2014 for each of the Funds were audited by other auditors, whose reports dated November 28, 2014 and March 31, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian, brokers, and other counterparties, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights (consolidated where noted) referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the City National Rochdale Funds as of September 30, 2016, and the results of their operations and cash flows (Fixed Income Opportunities Fund only) for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 28, 2016

CITY NATIONAL ROCHDALE FUNDS | PAGE 145

trustees and officers (Unaudited)
September 30, 2016

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	16	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	16

Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 73	Trustee Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	16	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	Trustee	Since 2013	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
James R. Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				16	None
INTERESTED TRUSTEE
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 70	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)

Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 147

trustees and officers (Unaudited) (Continued)
September 30, 2016

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 48	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 51	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013

Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Assistant Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Greg Francoeur City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 45	Vice President and Assistant Treasurer	Since 2015	Senior Vice President, Segment Finance Manager, Wealth Management Segment, City National Bank (2009 -Present), Chief Financial Officer (Convergent Capital Management, (2003-2009).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 33	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 45	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 45	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

notice to shareholders (Unaudited)
September 30, 2016

For shareholders that do not have a September 30, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2016, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2016, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 98.14% and 11.05%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2016, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	86.16%	100.00%	0.00%
Prime Money Market Fund(7)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%
California Tax Exempt Money Market Fund(8)	2.65%	0.00%	26.02%	71.33%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	51.98%	97.70%	0.00%
Corporate Bond Fund	11.94%	0.00%	88.06%	0.00%	100.00%	0.00%	0.00%	0.00%	88.51%	0.00%
California Tax Exempt Bond Fund	2.64%	0.00%	0.00%	97.36%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund	0.05%	0.00%	0.76%	99.19%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	98.07%	0.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	11.25%	11.51%	3.90%	88.09%	0.00%
Fixed Income Opportunities Fund	0.00%	0.00%	100.00%	0.00%	100.00%	20.52%	20.55%	0.00%	68.26%	0.00%
Multi-Asset Fund(9)	0.00%	10.80%	89.20%	0.00%	100.00%	57.47%	65.49%	0.00%	0.00%	0.00%
Dividend & Income Fund	9.48%	12.76%	77.76%	0.00%	100.00%	100.00%	100.00%	0.00%	1.21%	100.00%
U.S. Core Equity Fund	47.43%	0.00%	52.57%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Fund (6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2016, the total amount of foreign source income was $15,897,822. The total amount of foreign tax to be paid is $380,518. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(7)	On August 31, 2016, the Prime Money Market Fund closed. The information shown is as of August 31, 2016.
(8)	On October 3, 2016, the California Tax Exempt Money Market Fund was liquidated. The information shown is as of September 30, 2016.
(9)	On September 29, 2016, the Multi-Asset Fund closed. The information shown is as of September 29, 2016.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 149

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016, to September 30, 2016).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

	Beginning Account Value 4/01/2016	Ending Account Value 9/30/2016	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.36%	$1.80
Class S	1,000.00	1,000.10	0.36%	1.80
Servicing Class	1,000.00	1,000.10	0.37%	1.85

Hypothetical 5% Return
Class N	$1,000.00	$1,023.20	0.36%	$1.82
Class S	1,000.00	1,023.20	0.36%	1.82
Servicing Class	1,000.00	1,023.15	0.37%	1.87

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,004.80	0.53%	$2.66
Class N	1,000.00	1,002.30	1.03%	5.16
Servicing Class	1,000.00	1,003.60	0.78%	3.91

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.35	0.53%	$2.68
Class N	1,000.00	1,019.85	1.03%	5.20
Servicing Class	1,000.00	1,021.10	0.78%	3.94

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,016.90	1.01%	$5.09
Servicing Class	1,000.00	1,019.60	0.76%	3.84

Hypothetical 5% Return
Class N	$1,000.00	$1,019.95	1.01%	$5.10
Servicing Class	1,000.00	1,021.20	0.76%	3.84

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,009.00	0.88%	$4.42
Servicing Class	1,000.00	1,010.60	0.63%	3.17

Hypothetical 5% Return
Class N	$1,000.00	$1,020.60	0.88%	$4.45
Servicing Class	1,000.00	1,021.85	0.63%	3.18

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$1,043.20	1.05%	$5.36
Servicing Class	1,000.00	1,043.60	0.80%	4.09

Hypothetical 5% Return
Class N	$1,000.00	$1,019.75	1.05%	$5.30
Servicing Class	1,000.00	1,021.00	0.80%	4.04

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,118.60	0.90%	$4.77
Class N	1,000.00	1,116.90	1.20%	6.35
Servicing Class	1,000.00	1,117.20	1.14%	6.03

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.50	0.90%	$4.55
Class N	1,000.00	1,019.00	1.20%	6.06
Servicing Class	1,000.00	1,019.30	1.14%	5.76

City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,025.10	0.51%	$2.58
Class N	1,000.00	1,022.80	1.01%	5.11

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.45	0.51%	$2.58
Class N	1,000.00	1,019.95	1.01%	5.10

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,078.80	1.09%	$5.66

Hypothetical 5% Return
Class N	$1,000.00	$1,019.55	1.09%	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/01/2016	Ending Account Value 9/30/2016	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,062.10	1.11%	$5.72

Hypothetical 5% Return
Class N	$1,000.00	$1,019.45	1.11%	$5.60

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,048.50	0.51%	$2.63
Class N	1,000.00	1,045.50	1.02%	5.22
Servicing Class	1,000.00	1,046.80	0.77%	3.94

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.45	0.51%	$2.58
Class N	1,000.00	1,019.85	1.02%	5.15
Servicing Class	1,000.00	1,021.15	0.77%	3.89

City National Rochdale Emerging Markets Fund
Actual Fund Return
Class N	$1,000.00	$1,105.60	1.61%	$8.48
Class Y	1,000.00	1,088.20	1.37%	4.77	**

Hypothetical 5% Return
Class N	$1,000.00	$1,016.95	1.61%	$8.12
Class Y	1,000.00	1,018.10	1.37%	6.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period since inception to period end).

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). During the six months ended September 30, 2016, the Board and the Independent Trustees approved the following advisory and sub-advisory agreements:

●

The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (“Government Money Market Fund”), City National Rochdale Prime Money Market Fund (“Prime Money Market Fund”), City National Rochdale California Tax Exempt Money Market Fund (“California Tax Exempt Money Market Fund”), City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”), City National Rochdale Multi-Asset Fund (“Multi-Asset Fund”), City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”), City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”), and City National Rochdale Emerging Markets Fund (“Emerging Markets Fund”);

●	The sub-advisory agreement between the Adviser and Guggenheim Partners Investment Management, LLC (“Guggenheim”), with respect to the High Yield Bond Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and GML Capital LLP (“GML”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund;

●	The advisory agreement between the Adviser and Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”), a wholly-owned subsidiary of the Emerging Markets Fund; and

●

The advisory agreement between the Adviser and City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”), a wholly-owned subsidiary of the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Guggenheim, Seix, Federated, GML, Alcentra, Ashmore, and AllFinancial are collectively referred to below as the “Sub-Advisers,” and the Mauritius Subsidiary and the Irish Subsidiary are collectively referred to below as the “Subsidiaries.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and Subsidiary, although the Board took into account the common interests of the Funds and the Subsidiaries in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) and the Subsidiaries they manage, advisory fee and expense comparisons, financial information with respect to each firm, descriptions of various

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds and the Subsidiaries. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Subsidiaries, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Subsidiaries. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective peer group category selected by Lipper, Inc. (each, a “Lipper Universe”), and for the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund (together the “Money Market Funds”), iMoneyNet, Inc. indexes. They reviewed these matters for the one-, three-, five-, and ten-year and since inception periods ended June 30, 2016, as applicable. In addition, the Board reviewed the performance of each Fund compared to the performance of a select group of comparable funds determined by the Adviser to have investment objectives similar to that of the Fund. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●

The Government Money Market Fund (Servicing Class) slightly underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective group (by 0.18% or less) and iMoneyNet, Inc. Government Institutional group (by 0.06% or less) for the one-, three-, five- and ten-year and since inception periods. The Board noted that while the Fund was not able to participate in the Federal Reserve’s reverse repurchase facility due to size constraints, if flows into the Fund from the liquidating Prime Money Market Fund and California Tax Exempt Money Market Fund continued, the Fund might be able to participate in the facility in the future. The Board also considered the continued yield pressure due to regulatory and structural changes within short-term markets.

●

The Prime Money Market Fund (Institutional Class) slightly underperformed the average returns of the funds in the Lipper Institutional Money Market Objective group (by 0.22% or less) and the iMoneyNet, Inc. Prime Institutional group (by 0.19% or less) for the one-, three-, five- and ten-year and since inception periods. The Board noted that it had recently approved a plan of liquidation for the Fund, which was expected to be fully liquidated on or about August 31, 2016.

●

The California Tax Exempt Money Market Fund (Servicing Class) slightly underperformed the average returns of the funds in the Lipper CA Tax-Exempt Money Market Funds Objective group (by 0.04% or less) and the iMoneyNet State Specific Institutional-CA group (by 0.08% or less) for the one-, three-, five- and ten-year and since inception periods. The Board noted that it had recently approved a plan of liquidation for the Fund, which was expected to be fully liquidated on or about October 3, 2016.

●

The Government Bond Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Short/Intermediate U.S. Government Objective group for the one- and five-year periods ending June 30, 2016, but trailed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (by 0.50% or less). For the three- and ten-year and since inception periods ending June 30, 2016, the Fund underperformed the Bloomberg Barclays Index (by 0.49% or less) and the Lipper Universe average returns (by 0.33% or less). The Board considered the Adviser’s explanation that the underperformance was primarily due to greater allocations to mortgage-backed securities by the Fund’s peers

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

and index, which had performed well in the weak housing market. The Board also considered the anticipated positive impact of rising interest rates on the Fund’s investments.

●

The Corporate Bond Fund (Servicing Class) outperformed the average return of the funds in the Lipper Short/Intermediate Investment-Grade Objective group, but underperformed the Bloomberg Barclays U.S. Corp 1-5 A3+, 2% Issuer Constrained Index (by 0.45%), for the ten-year period. The Fund underperformed the Bloomberg Barclays Index (by 1.43% or less) and the Lipper Universe averages (by 0.53% or less) for the one-, three- and five-year and since inception periods. The Board noted the Adviser’s explanation that the Fund’s near-term underperformance was primarily attributable to the Fund’s conservative duration positioning and the lingering negative impact of the selloff in commodity related credits in the fourth quarter of 2015 and the first quarter of 2016.

●

The California Tax Exempt Bond Fund (Servicing Class) outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective group but underperformed the Bloomberg Barclays CA Intermediate-Short Municipal Index (by 0.69% or less) for the one-, three-, five- and ten-year and since inception periods. The Board considered the Adviser’s explanation that although the Fund was outperforming its peers, it was underperforming its index primarily due to a heavy California general obligation bond overweight in the index since the financial crisis.

●

The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification group (by 0.75% or less) and the Bloomberg Barclays High Yield Municipal Index (by 2.28% or less) for the one-year and since inception periods. The Board noted the positive recent performance of the Adviser’s new high yield muni portfolio management team. The Board then noted that additional expenses had been taken on by the Adviser when it took over the day-to-day portfolio management of the Fund. The Board also noted that the Fund has been operating for a relatively short period, and that performance over longer periods would be more meaningful.

●

The High Yield Bond Fund (Institutional Class) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Objective group but underperformed the Citigroup High-Yield Market Capped Index (by 0.24% or less) for the three-, five- and ten-year and since inception periods. For the one-year period, the Fund underperformed the Citigroup Index (by 1.69%) and the Lipper Universe average (by 0.68%). The Board noted that the Fund has consistently outperformed its Lipper Universe averages during prior periods.

●

The Intermediate Fixed Income Fund (Institutional Class) outperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, but underperformed the average returns of the funds in the Lipper Core Bond Funds Classification group (by 0.57% or less), for the three- and five-year periods. The Fund underperformed the Lipper Universe averages (by 0.93% or less) and the Bloomberg Barclays Index (by 0.60% or less) for the one- and ten-year and since inception periods. The Board considered the Adviser’s view that the Fund’s near-term underperformance was primarily attributable to the Fund’s conservative duration positioning as well as its overweight position in the financial sector.

●

The Fixed Income Opportunities Fund (Class N) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Classification group and the Credit Suisse Leveraged Loan Index, but underperformed the Bloomberg Barclays U.S. Corporate High Yield Index (by 0.61% or less) and the Bloomberg Barclays U.S. Aggregate Bond Index (by 4.76% or less), for the one- and three-year periods. The Fund outperformed the Credit Suisse Index and the Bloomberg Barclays U.S. Aggregate Bond Index but underperformed the Lipper Universe average return (by 0.24%) and the Bloomberg Barclays U.S. Corporate High Yield Index (by 1.51%) for the five-year period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, but underperformed the Lipper Universe average return (by 2.28%), the Credit Suisse Index (by 0.90%) and the Bloomberg Barclays U.S. Corporate High Yield Index (by 3.59%) for the period since inception. The Board noted that the Fund is a blended fund with several sleeves managed by different sub-advisers according to various investment mandates, that it was therefore difficult to compare the Fund to a broad-based securities index, and that many of the secondary benchmarks were benchmarks applicable only to certain sleeves of the Fund.

●

The Multi-Asset Fund (Servicing Class) outperformed the average returns of the funds in the Lipper Absolute Returns Funds Classification group and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, but underperformed the Blended Index (a customized index composed of 60% Bloomberg Barclays Capital Intermediate Government/

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

Credit Index and 40% MSCI World Index) (by 2.77% or less), for the three- year and since inception periods. The Fund outperformed the BofA Merrill Lynch Index, but underperformed the Lipper Universe average return (by 0.43%) and the Blended Index (by 3.70%) for the five-year period. The Fund underperformed the Lipper Universe average return (by 0.49%), the BofA Merrill Lynch Index (by 1.75%) and the Blended Index (by 3.27%) for the one-year period. The Board noted that it had approved a plan of liquidation for the Fund, and that the liquidation was expected to occur on or about September 29, 2016.

●

The Dividend & Income Fund (Class N) outperformed the average returns of the funds in the Lipper Equity Income Funds Classification group, the S&P 500 Index and the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) for the one- and ten-year periods. The Fund outperformed the Lipper Universe average return and the S&P 500 Index return, but underperformed the Blended Index (by 2.60%) for the period since inception. The Fund outperformed the Lipper Universe average returns but underperformed the S&P 500 Index (by 0.76% or less) and the Blended Index (by 1.65% or less) over the three- and five-year periods. The Board considered that the Fund had been ranked in the five-star category by Morningstar, Inc. for the three-, five- and ten-year periods as of June 30, 2016.

●

The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Growth Funds Classification group but underperformed the S&P 500 Index (by 0.92% or less) for the three-year and since inception periods. The Fund underperformed the Lipper Universe average return (by 0.05%) and the S&P 500 Index (by 5.72%) for the one-year period. The Board considered the Adviser’s explanation that the Fund’s near-term underperformance was attributable to poor stock selection in the information technology and industrial sectors, as well as the fact that the Fund was positioned to capitalize on a rise in interest rates which had not yet occurred.

●

The Emerging Markets Fund (Class N) outperformed the MSCI Emerging Markets Index, the average returns of the funds in the Lipper Emerging Markets Funds Classification group and the MSCI Emerging Markets Asia Index for the one- and three-year and since inception periods. The Board considered the Fund’s outperformance and the Fund’s continued inflows.

The Board concluded that the Adviser continues to provide high quality management and oversight services to the Funds, the Mauritius Subsidiary, and the Irish Subsidiary. The Board noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; that there were planned liquidations of the Prime Money Market Fund, California Tax-Exempt Money Market Fund and Multi-Asset Fund; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Institutional Class, Servicing Class, and Class N shares of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”) compared to those of the funds included in its respective Lipper Universe and peer group identified by the Adviser (each, a “Peer Group”), as applicable.

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (net of fee waivers):

●

The net advisory fees paid by the Government Money Market Fund, Prime Money Market Fund, Corporate Bond Fund, Municipal High Income Fund, High Yield Bond Fund, and Intermediate Fixed Income Fund were above their Lipper Universe averages and Peer Group averages.

●

The net advisory fees paid by the Government Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Multi-Asset Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their Peer Group and Lipper Universe averages.

●	The net advisory fee paid by the Emerging Markets Fund was below its Peer Group average but above its Lipper Universe average.

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

●	The net advisory fee paid by the California Tax Exempt Money Market Fund was below its Lipper Universe average but above its Peer Group average.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other such clients. The Board also observed that the Adviser reported that it manages the City National Rochdale International Trade Fixed Income Fund – a closed-end fund that is currently in liquidation but was previously managed by GML using the same strategies as those used to manage a portion of the Fixed Income Opportunities Fund – for a fee greater than that charged to the Fixed Income Opportunities Fund.

The Board observed that the meeting materials indicated as follows with respect to the total expenses of each Fund (net of fee waivers):

●

The Total Expense Ratios of the Servicing Class of the Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund and U.S. Core Equity Fund, the Institutional Class of the Government Bond Fund, High Yield Bond Fund and U.S. Core Equity Fund, and Class N of the Dividend & Income Fund and U.S. Core Equity Fund were below both the relevant Peer Group and Lipper Universe averages.

●

The Total Expense Ratios of the Servicing Class of the Municipal High Income Fund and Multi-Asset Fund, and the Institutional Class of the Intermediate Fixed Income Fund, were below their respective Lipper Universe averages but above their respective Peer Group averages.

●	The Total Expense Ratios of Class N of the Multi-Asset Fund and Emerging Markets Fund were below their respective Peer Group averages but above their respective Lipper Universe averages.

●

The Total Expense Ratios of the Servicing Class of the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund; Institutional Class of the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund; and Class N of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund were above their respective Peer Group and Lipper Universe averages. However, the Total Expense Ratios of the Government Bond Fund (Institutional Class), Corporate Bond Fund (Servicing Class), California Tax Exempt Bond Fund (Servicing Class), Municipal High Income Fund (Servicing Class), High Yield Bond Fund (Institutional Class), Intermediate Fixed Income Fund (Institutional Class) and Fixed Income Opportunities Fund (Class N) were in the middle 60% of funds in their Lipper Universes.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable, and the total expenses of each Fund continued to be reasonable. The Board noted that the Money Market Funds offered unique features which created substantial demands on the Adviser’s portfolio management staff. The Board also noted that the Adviser had waived significant amounts of its advisory fees to support the Money Market Funds’ yields.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds (other than investment advisory fees paid to the Adviser), including fees paid to City National Bank (“CNB”), City National Securities, Inc., the Adviser and RIM Securities, LLC for providing certain shareholder servicing, distribution and sub-distribution services to the Trust, benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Board also considered that the asset levels of most of the Funds were relatively small and were currently not likely to lead to significant economies of scale.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements is fair and reasonable in light of the nature and quality of the services it provides to the Funds, the Mauritius Subsidiary, and the Irish Subsidiary, and that renewal of the advisory agreements would be in the best interests of each Fund, the Mauritius Subsidiary, and the Irish Subsidiary and their respective shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and the Sub-Adviser’s overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the relevant Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of the Fund or portion of the Fund managed by each Sub-Adviser compared with applicable benchmarks for various periods ended June 30, 2016. The Board noted that since Guggenheim sub-advises the entire High Yield Bond Fund, the performance of Guggenheim had already been reviewed as a part of the review of the performance of the High Yield Bond Fund generally. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●

The annualized returns for the portion of the Fund managed by Federated were above the returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the one- and three-year periods ending June 30, 2016.

●

The annualized returns for the portion of the Fund managed by Seix were above the return of the Credit Suisse Institutional Leveraged Loan Index for the one-year period, but slightly below the return of the Credit Suisse Index (by 0.02%) for the three-year period, ending June 30, 2016.

●	The return for the portion of the Fund managed by Alcentra was above the return of the Credit Suisse Institutional Western Europe Leveraged Loan Index for the one-year period ending June 30, 2016.

●

The annualized returns for the portion of the Fund managed by GML were slightly below the returns of the JP Morgan CEMBI Broad High Yield Index (by 0.09% or less) for the one- and three-year periods ending June 30, 2016. The Board noted GML’s explanation that its portion of the Fund slightly underperformed its benchmark over the one-year period due to exposures in the commodity sector and select financial credits in Africa.

●

The return for the portion of the Fund managed by Ashmore was below the return of the JP Morgan CEMBI Broad High Yield Index (by 8.17%) for the one-year period ending June 30, 2016. The Board noted Ashmore’s view that in its first six months of serving as a sub-adviser to the Fund, its performance suffered due to allocations to Russian and Ukrainian credits, as well as to Chinese property companies, but that the performance of its portfolio has since rebounded sharply.

With respect to AllFinancial, the Board considered that AllFinancial operates in an asset class (life settlement policies) for which indices and peer comparisons are not available, and noted that AllFinancial continues to meet the Adviser’s expectations regarding its ability to oversee and manage those assets, including through a few recent maturity events.

The Board considered the investment results of the Funds to be generally competitive, and determined that each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial continued to provide high quality sub-advisory services to the applicable Funds.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser and observed that the fees were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients, as applicable, to manage comparable funds. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board observed that Seix’s sub-advisory fee with respect to the Fixed Income Opportunities Fund was higher than the fee it charged to another mutual fund for which it served as sub-adviser using a similar strategy, but noted that the other fund was significantly larger than the Fund (with assets over $4.3 billion as of May 31, 2016) and was a part of a larger mutual fund complex for which Seix serves as sub-adviser. Additionally, the Board considered Seix’s indication that the lower sub-advisory fee for the other mutual fund it manages using a similar strategy reflected the economies of scale of the other fund and the group of funds of which it is a part.

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

Benefits to Sub-Advisers and Economies of Scale

The Board also evaluated the financial information prepared by each Sub-Adviser. The Board considered that none of the Sub-Advisers or their affiliates receive benefits (other than sub-advisory fees) as a result of their relationship with the Funds, except the intangible benefits of their association with the Funds generally, any favorable publicity arising in connection with the Funds’ performance, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Board also considered that the asset levels of most of the Funds were relatively small and were currently not likely to lead to significant economies of scale.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Fund and its shareholders, and it would be in the best interests of each of the Funds and their respective shareholders to renew the sub-advisory agreements with each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial.

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

shareholder voting proxy results (Unaudited)

On June 15, 2016, a Special Meeting of Shareholders of the City National Rochdale Municipal High Income Fund (the “Fund”) was held to consider and act upon a proposal to approve an amended investment management agreement for the Fund. Shares were voted as follows:

	Number of Shares Voted	% of Shares Voted	% of Total Outstanding Shares
For	70,842,949.236	100.000%	94.014%
Against	331.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-AR-001-1500

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$214,000	N/A	N/A	$280,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 9, 2016

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date: December 9, 2016